As filed pursuant to Rule 497

Under the Securities Act of 1933

Registration No. 333-49138 and

811-05301

AIG LIFE INSURANCE COMPANY

VARIABLE ACCOUNT 1

SUPPLEMENT TO THE PROSPECTUS

ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY

DATED MAY 2, 2005

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO OCTOBER 24, 2005.

EFFECTIVE AUGUST 10, 2005, THE ALLIANCEBERNSTEIN TOTAL RETURN, ALLIANCEBERNSTEIN INTERNATIONAL AND ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIOS WERE RENAMED AND THEIR INVESTMENT POLICIES CONFORMED TO THOSE OF THEIR RETAIL ALLIANCEBERNSTEIN FUND COUNTERPARTS.

Previous Name	New Name
AllianceBernstein Total Return Portfolio	AllianceBernstein Balanced Shares Portfolio
AllianceBernstein Worldwide Privatization Portfolio	AllianceBernstein International Portfolio Growth Portfolio
AllianceBernstein International Portfolio	AllianceBernstein International Research Growth Portfolio

The changes to a Portfolio’s name and policies do not require shareholder approval under the 1940 Act.

THE FOLLOWING PARAGRAPH REPLACES THE LAST PARAGRAPH IN THE “MINIMUM DISTRIBUTIONS” SUBSECTION OF THE “TAXES” SECTION OF THE PROSPECTUS:

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

THE FOLLOWING PARAGRAPHS ARE INSERTED IN THE “OTHER INFORMATION” SECTION FOLLOWING “AIG LIFE INSURANCE COMPANY” SUBSECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING “GUARANTEE OF INSURANCE OBLIGATIONS”:

Insurance obligations under contracts issued by AIG Life Insurance Company (“AIG Life”) are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. (“National Union”), an affiliate of AIG Life. Insurance obligations include, without limitation, contract value invested in any available fixed account option, death benefits, and income options. The guarantee does not guarantee variable contract value or the investment performance of the variable investment options available under the contracts. The guarantee provides that the AIG Life’s contract owners can enforce the guarantee directly.

The AIG Life expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from purchase payments received after termination, until satisfied in full.

National Union is a stock property- casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union’s principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc.

THE FOLLOWING REPLACES THE LEGAL PROCEEDINGS SECTION OF THE PROSPECTUS:

LEGAL PROCEEDINGS

There are no pending legal proceedings that affecting the Separate Account. AIG Life (“the Company”) and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management’s opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

Circumstances affecting American International Group, Inc. (“AIG”) can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company’s ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York’s Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG Life Insurance Company variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG Life Insurance Company (the “Depositor”) is an indirect wholly-owned subsidiary of AIG. Neither the Depositor nor its respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor’s view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or to its ability to provide its respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

THE FOLLOWING REPLACES THE “FINANCIAL STATEMENTS” SUBSECTION OF THE “OTHER INFORMATION” SECTION OF THE PROSPECTUS:

FINANCIAL STATEMENTS

AIG Support Agreement

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

Where You Can Find More Information

The SEC allows us to “incorporate by reference” some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) of AIG included in AIG’s Annual Report on Form 10-K for the year ended December 31, 2004, File No.001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG’s restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management’s assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004. On November 9, 2005, AIG announced that it will restate its financial statements for the years ended December 31, 2004, 2003 and 2002, along with 2001 and 2000 for purposes of preparation of the Selected Consolidated Financial Data for 2001 and 2000. No part of this financial information should be relied upon until such time as the announced restatement is complete.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC’s website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia

100 F. Street, N.E., Room 1580

Washington, DC 20549

Chicago, Illinois

175 W. Jackson Boulevard

Chicago, IL 60604

New York, New York

3 World Financial, Room 4300

New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company’s Annuity Service Center, as follows:

Annuity Service Center

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

Telephone Number: (800) 255-8402

The financial statements of AIG Life, Variable Account I and National Union can be found in the Statement of Additional Information (“SAI”). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-255-8402 or by writing to Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

Date: December 12, 2005

Please keep this Supplement with your Prospectus

PROSPECTUS

OVATION ADVISOR VARIABLE ANNUITY

issued by

AIG LIFE INSURANCE COMPANY

through its

VARIABLE ACCOUNT I

This prospectus describes a variable annuity contract being offered to individuals and groups. It is a flexible premium, deferred annuity contract with a fixed investment option. Please read this prospectus carefully before investing and keep it for future reference.

The contract has several investment options to which you can allocate your money — both variable investment options and a fixed investment option listed below. The fixed investment option is part of our general account, which earns a minimum of 3% interest. The variable investment options are portfolios of the AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Variable Products Series Fund, Inc. (managed by Alliance Capital Management L.P.)	AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein Global Bond Portfolio	AllianceBernstein Real Estate Investment Portfolio
AllianceBernstein Global Dollar Government Portfolio	AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Growth Portfolio (Class B)	AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Growth and Income Portfolio (Class B)	AllianceBernstein Global Technology Portfolio (Class B)
AllianceBernstein High Yield Portfolio	AllianceBernstein Total Return Portfolio
AllianceBernstein International Portfolio	AllianceBernstein U.S. Government/High Grade Securities Portfolio
AllianceBernstein International Value Portfolio	AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)
AllianceBernstein Money Market Portfolio (Class B)	AllianceBernstein Utility Income Portfolio
AllianceBernstein Americas Government Income Portfolio	AllianceBernstein Value Portfolio (Class B)
AllianceBernstein Worldwide Privatization Portfolio

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 2, 2005

DEFINITIONS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit — An accounting unit of measure used to calculate your Contract Value prior to the Annuity Date.

Administrative Office — The Annuity Service Office, c/o Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, Pennsylvania 19312-0031.

Annuitant — The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. Certain annuity options under the contract may permit a Joint Annuitant.

Annuity Date — The date on which annuity payments begin.

Annuity Unit — An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary — An anniversary of the date we issued your contract.

Contract Value — The dollar value as of any Valuation Date of all amounts accumulated under your contract.

Contract Year — Each period of twelve months commencing with the date we issued your contract.

Premium Year — Any period of twelve months commencing with the date we receive a premium payment and ending on the same date in each succeeding twelve-month period thereafter.

Valuation Date — Each day that the New York Stock Exchange is open for trading.

Valuation Period — The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

FEE TABLE

The following table describes the fees and expenses that you will pay at the time that you buy the contract, transfer cash value between investment options, or surrender the contract. If applicable, you may also be subject to state premium taxes.

Maximum Owner Transaction Expenses
Maximum Withdrawal Charges	None
Transfer Fee	$10 per transfer after the first 12 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including underlying funds fees and expenses which are outlined in the next section.

Contract Maintenance Fee(1)	$30

Separate Account Annual Expenses (deducted from the average daily ending net asset value allocated to the Variable Portfolio)
Separate Account Annual Expenses	1.40%
Optional Annual Ratchet Plan	0.10%
Optional Equity Assurance Plan(2) Ages 60+(3)	0.20%
Optional Estate Benefit Payment	0.20%
Optional Accidental Death Benefit(4)	0.05%

Total Separate Account Annual Expenses	1.95%

PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the underlying Portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (“Fund”) before any waivers or reimbursements that you may pay periodically during the time you own the contract. More detail concerning the Fund’s fees and expenses is contained in the prospectus for the Fund. Please read the Fund prospectus carefully before investing.

	Minimum	Maximum(5)
Total Annual Underlying Portfolio Expenses
(expenses that are deducted from underlying portfolios of the Trust, including management fees, other expenses and 12b-1 fees, if applicable)	0.65%	2.95%

Footnotes to Fee Table:

(1)	The contract maintenance fee may be waived if contract value is $50,000 or more.
(2)	The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan. The fee for the Enhanced Equity Assurance Plan up to age 59 is 0.17% and age 60+ is 0.30%.
(3)	If you are age 59 or younger, the fee for the Equity Assurance Plan is 0.07%.
(4)	This feature is not available for an Individual Retirement Annuity or other qualified plans.
(5)	For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Fund prospectus.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expenses and expenses of the underlying portfolios of the Fund.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maximum Expense Examples

(assuming maximum separate account annual expenses of 1.95% (including the Enhanced Equity Assurance Plan at Ages 60+, Estate Benefit Payment and the Accidental Death Benefit) and investment in an underlying portfolio with total expenses of 2.95%)

(1)	If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20% and the Accidental Death Benefit, 0.05%:

1 Year	3 Years	5 Years	10 Years

$493	$1,481	$2,469	$4,947

(2)	If you annuitize your contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years

$439	$1,326	$2,224	$4,518

(3)	If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20% and the Accidental Death Benefit, 0.05%):

1 Year	3 Years	5 Years	10 Years

$493	$1,481	$2,469	$4,947

Minimum Expense Examples

(assuming minimum separate account annual charges of 1.40% and investment in an underlying portfolio with total expenses of 0.65%)

(1)	If you surrender your contract at the end of the applicable time period and you do not elect any optional benefits:

1 Year	3 Years	5 Years	10 Years

$211	$652	$1,119	$2,410

(2)	If you annuitize your contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years

$211	$652	$1,119	$2,410

(3)	If you do not surrender your contract and you do not elect any optional benefits:

1 Year	3 Years	5 Years	10 Years

$211	$652	$1,119	$2,410

Explanation of Fee Table and Expenses

1.	The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly or indirectly by investing in the contract. The Fee Tables and Expenses Examples represent both the Separate Account expenses as well as portfolio company investment management expenses. We converted the contract maintenance fee to a percentage (0.03%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Fund prospectus.

2.	In addition to the stated assumptions, the Expense Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply, they are not reflected in the Expense Examples.

3.	Expense Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features.

4.	These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in the Appendix A.

THE CONTRACT

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides tax deferral for your earnings, which means your earnings accumulate on a tax-deferred basis until you take money out of your contract. It also provides a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you, or another person you select as the Annuitant, begin to receive annuity payments, your annuity is in the accumulation phase. The income phase starts when we begin making annuity payments. If you die during the accumulation phase, we guarantee a death benefit to the surviving joint owner, if applicable, or to your beneficiary.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding portfolio of a mutual fund. Depending on market conditions, the various portfolios may make or lose money. If you allocate money to the portfolios, your Contract Value during the accumulation phase will depend on their investment performance. In addition, the amount of the variable annuity payments you may receive will depend on the investment performance of the portfolios you select for the income phase.

The contract also has a fixed investment option that is part of our general account. Premium you allocate to the fixed investment option will earn interest at a fixed rate that we set. We guarantee the interest rate will never be less than 3%. Your Contract Value in the general account during the accumulation phase will depend on the total interest we credit. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

Purchasing a Contract

Premium is the money you give us as payment to buy the contract, as well as any additional money you give us to invest in the contract after you own it. The minimum initial investment for both qualified and non-qualified contracts is $2,000. You may add premium payments of $1,000 or more to your contract at any time during the accumulation phase. You can pay scheduled subsequent premium of $100 or more per month by enrolling in an automatic investment plan.

We may refuse any premium. In general, we will not issue a contract to anyone who is over age 85.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your initial premium among the investment options available. We will allocate additional premium in the same way unless you tell us otherwise.

At the time of application, we must receive your initial premium at our Administrative Office before the contract will be effective. We will issue your contract and allocate your initial premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you allow us to keep it until we get all the necessary information.

Right to Examine Contract

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to our Administrative Office c/o Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. You will receive your Contract Value as of the day we receive your request, which may be more or less than the money you initially invested.

In certain states or if you purchase your contract as an individual retirement annuity, we may be required to return your premium. If you cancel your contract during the right to examine period, we will return to you an amount equal to your premium payments less any partial surrender.

Accumulation Units

The value of an Accumulation Unit may go up or down from day to day. When you pay a premium, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premium allocated to a subaccount by the value of the Accumulation Unit for that subaccount. We calculate the value of an Accumulation Unit as of the close of business of the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading. Except in the case of initial premium, we credit Accumulation Units to your contract at the value next calculated after we receive your premium at our Administrative Office.

The Accumulation Unit value for each portfolio will vary from one valuation period to the next based on the investment experience of the assets in the portfolio and the deduction of certain charges and expenses. The SAI contains a detailed explanation of how Accumulation Units are valued.

Your value in any portfolio is determined by multiplying its unit value by the number of units you own. Your value within the variable investment options is the sum of your values in all the portfolios. The total value of your contract, referred to as the Contract Value, equals your value in the variable investment options plus your value in the fixed investment option.

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Account options by telephone or through the Company’s website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $1,000 per transfer. If less than $1,000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

Transfer Policies

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 12 in any contract year. Currently, the fee is $10 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 12 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail (“U.S. Mail”) for twelve months from the date of your 5th transfer request (“Standard U.S. Mail Policy”). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or available Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers (“Accelerated U.S. Mail Policy”). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

(1)	the number of transfers made in a defined period;

(2)	the dollar amount of the transfer;

(3)	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

(4)	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

(5)	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

(6)	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see Transfers During Income Phase below.

Dollar Cost Averaging Program

The contract has a feature that allows you to dollar cost average your allocations to the portfolios by authorizing us to make periodic allocations of Contract Value from either the money market portfolio or the fixed investment option to one or more of the other portfolios. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. It will result in the reallocation of Contract Value to one or more portfolios and these amounts will be credited at the Accumulation Unit value as of the Valuation Dates on which the exchanges are effected. The amounts exchanged from a portfolio will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lower number of units when the Accumulation Unit value is high.

To elect dollar cost averaging, your Contract Value must be at least $12,000. You must send us a completed dollar cost averaging request form, which is available from the Administrative Office. Transfer may occur on such periodic schedules such as monthly or weekly. We will not consider your request unless your Contract Value is at least the required amount or the premium submitted is at least $12,000.

In addition to the dollar cost averaging program described above, we also offer six-month and twelve-month dollar cost averaging programs that are available only for new premium payments of at least $12,000. Either initial premium or subsequent premium payments are eligible for these programs. You may not include existing Contract Value in the six-month or twelve-month dollar cost averaging program.

If you select either program, your premium will be allocated to the DCA account. The DCA account is a guaranteed account available for the six-month and twelve-month dollar cost averaging programs. Your contract value in the DCA account will earn interest at a rate guaranteed for six months or twelve months, as applicable, from the date we receive your new premium. The interest rate applicable to each account varies. Therefore, each premium allocation to either of these programs may earn interest at a different rate. The full amount of the premium you allocate to the DCA account will be transferred on a monthly basis over either a six-month or twelve-month period, as applicable, into portfolios you have chosen. The monthly amount transferred from the DCA account is either one-sixth or one-twelfth of the premium allocated to it depending on which program you select. You may not change the amount or frequency of transfers under either program.

The interest rate credited to the DCA account may be different from the interest rate credited to the fixed investment option. If the dollar cost averaging program is terminated, we will automatically transfer any Contract Value remaining in the DCA account to the fixed investment option. Please note that the six-month and twelve-month dollar cost averaging programs may not be available in your state. Please contact us for more information.

There is no charge for participating in any dollar cost averaging program. In addition, your periodic transfers under a dollar cost averaging program are not counted against your twelve free transfers per Contract Year. We reserve the right to modify, suspend or terminate any dollar cost averaging program at any time. Dollar cost averaging does not guarantee profits, nor does it assure you will not have losses.

Asset Rebalancing Program

Once your premium has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your allocation instructions. You can direct us to automatically rebalance your contract to return to your allocation percentages by selecting our asset rebalancing program. Rebalancing may be on a monthly, quarterly, semiannual or annual basis. The minimum amount of each rebalancing is $1,000.

There is no charge for participating in the asset rebalancing program. In addition, a rebalancing is not counted against your twelve free transfers each Contract Year. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

INVESTMENT OPTIONS

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account’s assets are separate from our other assets and are not chargeable with liabilities arising out of any other business we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other business. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any of our other variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, add or remove subaccounts and the corresponding portfolios. No substitution of shares of one portfolio for another will be made until you have been notified and the SEC has approved the change. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Fund and Its Portfolios

The AllianceBernstein Variable Products Series Fund, Inc. is a mutual fund registered with the SEC. It has additional portfolios that are not available under the contract.

You should carefully read the fund’s prospectus before investing. The fund prospectus is attached to this prospectus and contains information regarding management of the portfolios, investment objectives, investment advisory fees and other charges. The prospectus also discusses the risks involved in investing in the portfolios. Below is a summary of the investment objectives of the portfolios available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

AllianceBernstein Global Bond Portfolio — seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

AllianceBernstein Global Dollar Government Portfolio — seeks a high level of current income and, secondarily, capital appreciation.

AllianceBernstein Growth Portfolio (Class B) — seeks to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.

AllianceBernstein Growth and Income Portfolio (Class B) — seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

AllianceBernstein High Yield Portfolio — seeks to earn the highest level of current income without assuming undue risk by investing principally in high-yielding fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality.

AllianceBernstein International Portfolio — seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (or companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities.

AllianceBernstein International Value Portfolio — seeks long-term growth of capital by investing primarily in a diversified portfolio of non-U.S. equity securities with an emphasis on companies that the adviser believes are undervalued.

AllianceBernstein Money Market Portfolio (Class B) — seeks safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

AllianceBernstein Americas Government Income Portfolio — seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

AllianceBernstein Large Cap Growth Portfolio (Class B) — seeks growth of capital by pursuing aggressive investment policies.

AllianceBernstein Small Cap Growth Portfolio — seeks growth of capital by pursuing aggressive investment policies. Current income is incidental to the portfolio’s objective.

AllianceBernstein Real Estate Investment Portfolio — seeks total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

AllianceBernstein Small/Mid Cap Value Portfolio — seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with small market capitalizations with an emphasis on companies that the adviser believes are undervalued.

AllianceBernstein Global Technology Portfolio (Class B) — seeks growth of capital. Current income is incidental to the portfolio’s objective.

AllianceBernstein Total Return Portfolio — seeks to achieve a high return through a combination of current income and capital appreciation.

AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B) — seeks long-term growth of capital.

AllianceBernstein U.S. Government/High Grade Securities Portfolio — seeks high current income consistent with preservation of capital.

AllianceBernstein Utility Income Portfolio — seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

AllianceBernstein Value Portfolio (Class B) — seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that the adviser believes are undervalued.

AllianceBernstein Worldwide Privatization Portfolio — seeks long-term capital appreciation.

Alliance Capital Management L.P. may compensate us for providing administrative services in connection with the portfolios that are offered under the contract. Such compensation is paid from its assets.

Fixed Investment Option

Premium you allocate to the fixed investment option is guaranteed and goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of owners like you, as well as claims made by our other creditors.

We credit money allocated to the fixed investment option with interest on a daily basis at the guaranteed rate then in effect. The rate of interest to be credited to the general account is determined wholly within our discretion. However, the rate will not be changed more than once per year. The interest rate will never be less than 3%.

If you allocate premium to the fixed investment option, the fixed portion of your Contract Value during the accumulation phase will depend on the total interest we credit to your contract. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

We reserve the right to delay any payment from the general account for up to six months from the date we receive the request at our Administrative Office, as permitted by law.

CHARGES AND DEDUCTIONS

Insurance Charges

Each day, we deduct insurance charges from your Contract Value. This is done as part of our calculation of the value of Accumulation Units during the accumulation phase and of Annuity Units during the income phase. The insurance charges are the mortality and expense risk charge, the administrative charge, and the charges for the optional death benefits described under “Death Benefit.”

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the variable portion of your contract. We will not increase this charge. It compensates us for assuming the risks associated with our obligations to make annuity payments, provide the death benefit, and cover the cost of administering the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

Administrative Charge

The administrative charge is equal, on an annual basis, to 0.15% of the daily value of the variable portion of your contract. It compensates us for our administrative expenses, which include preparing the contract, confirmations and statements, and maintaining contract records. If this charge is not enough to cover the costs of administering the contract, we will bear the loss.

Optional Death Benefit Charges

If you elect an optional death benefit, we will calculate and deduct a charge against the assets in the variable account equal to an annual charge as shown below.

Annual Ratchet Plan	0.10%

Equity Assurance Plan
Attained Age 0-59	0.07%
Attained Age 60+	0.20%

Estate Benefit Payment	0.20%

Accidental Death Benefit	0.05%

Contract Maintenance Fee

During the accumulation phase, we will deduct a contract maintenance fee of $30 from your contract on each Contract Anniversary. We will not increase this fee. It compensates us for the expenses incurred to establish and maintain your contract. If you surrender the entire value of your contract, the contract maintenance fee will be deducted prior to the surrender. During the income phase, we will pro rate the contract maintenance fee and deduct it from the annuity payments.

We do not deduct the contract maintenance fee if your Contract Value is $50,000 or more when the deduction is to be made.

Premium Taxes

We will deduct from your Contract Value any premium tax imposed by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 3.5% of premiums paid. These taxes are due either when premium is paid or when annuity payments begin. It is our current practice to charge you for these taxes when annuity payments begin or if you surrender the contract in full. In the future, we may discontinue this practice and assess the tax when it is due or upon the payment of the death benefit.

Income Taxes

Although we do not currently deduct any charges for income taxes attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various portfolios. These charges are described in the prospectus for the AllianceBernstein Variable Products Series Fund, Inc. and are summarized in the fee table.

Reduction or Elimination of Certain Charges and Additional Amounts Credited

We may reduce or eliminate the administrative charge or change the minimum premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales expenses. We will determine the eligibility of such groups by considering factors such as:

(1)	the size of the group;

(2)	the total amount of premium we expect to receive from the group;

(3)	the nature of the purchase and the persistency we expect in that group;

(4)	the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and

(5)	any other circumstances that we believe are relevant in determining whether reduced sales expenses may be expected.

We may also waive or reduce the contract maintenance fee in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us, and immediate family members of those persons. Any reduction or waiver may be withdrawn or modified by us.

ACCESS TO YOUR MONEY

Generally

Contract Value is available in the following ways:

•	by surrendering all or part of your Contract Value during the accumulation phase;

•	by receiving annuity payments during the income phase;

•	when we pay a death benefit.

Generally, surrenders are subject to a contract maintenance fee and, if it is a full surrender, premium taxes. Surrenders may also be subject to income tax and a penalty tax.

To make a surrender you must send a complete and detailed written request to our Administrative Office. We will calculate your surrender as of the close of business of the NYSE at the value next determined after we receive your request. To surrender your entire Contract Value, you must also send us your contract.

Under most circumstances, partial surrenders must be for a minimum of $500. We require that your Contract Value be at least $2,000 after the partial surrender. If the Contract Value would be less than $2,000 as a result of a partial surrender, we may cancel the contract. Unless you provide us with different instructions, partial surrenders will be made pro rata from each investment option in which your contract is invested.

We may be required to suspend or postpone the payment of a surrender for an undetermined period of time when:

•	the NYSE is closed (other than a customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable;

•	the SEC, by order, so permits for the protection of owners.

Systematic Withdrawal Program

The systematic withdrawal program allows you to make regularly scheduled withdrawals from your Contract Value of at least $200 each on a monthly, quarterly, semiannual, or annual basis. In order to initiate the program, your Contract Value must be at least $24,000. A maximum of 10% of your Contract Value may be withdrawn in a Contract Year.

There is no charge for participating in this program. You may not elect this program if you have made a partial surrender earlier in the same Contract Year.

Systematic withdrawals will begin on the first scheduled withdrawal date selected by you following the date we process your request. In the event that your value in a specified portfolio or the fixed investment option is not sufficient to make a withdrawal or if your request for systematic withdrawal does not specify the investment options from which to deduct withdrawals, withdrawals will be deducted pro rata from your Contract Value in each portfolio and the fixed investment option.

You may cancel the systematic withdrawal program at any time by written request. It will be cancelled automatically if your Contract Value falls below $1,000. In the event the systematic withdrawal program is canceled, you may not elect to participate in the program again until the next Contract Anniversary.

If your contract is issued in connection with an individual retirement annuity or 403(b) Plan, you are cautioned that your rights to implement a systematic withdrawal program may be subject to the terms and conditions of your plan, regardless of the terms and conditions of your contract. Moreover, implementation of the systematic withdrawal program may subject you to adverse tax consequences, including a 10% tax penalty if you are under age 59 1/2. See “Taxes” for a discussion of the various tax consequences.

For information, including the necessary enrollment form, please check with our Administrative Office. We reserve the right to modify, suspend or terminate this program at any time.

ANNUITY PAYMENTS

Generally

Beginning on the Annuity Date, the Annuitant will receive monthly annuity payments. You may choose annuity payments that are fixed, variable or a combination of fixed and variable.

You select the Annuity Date, which must be the first day of a month and must be at least one year after we issue your contract. You may change the Annuity Date at least 30 days before payments are to begin. However, annuity payments must begin by the first day of the month following the Annuitant’s 90th birthday. Certain states may require that annuity payments begin prior to such date and we must comply with those requirements.

You may change the Annuitant at any time prior to the Annuity Date. If you are not the Annuitant and the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

Annuity Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3. Where permitted by state law, we may pay the annuity in one lump sum if your Contract Value is less than $2,000. In addition, if your annuity payments would be less than $100 per month, we have the right to change the frequency of your payment to be on a semiannual or annual basis so that the payments are at least $100.

Option 1 — Life Income

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

Option 2 — Life Income With 10 Year Guarantee

Under this option, we will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Option 3 — Joint and Last Survivor Annuity

Under this option, we will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive.

Variable Annuity Payments

The value of variable income payments, if elected, is based on an assumed interest rate (“AIR”) of 5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable variable investment options. If the performance of the variable investment options selected is equal to the AIR, the income payments will remain constant. If performance of variable investment options is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

If you choose to have any portion of your annuity payments based on the variable investment options, the amount of your payments will depend upon:

•	your Contract Value in the portfolios on the Annuity Date;

•	the 5% assumed investment rate used in the annuity table for the contract;

•	the performance of the portfolios you selected;

•	the annuity option you selected.

If the actual performance exceeds the 5% assumed rate, the annuity payments will increase. Similarly, if the actual rate is less than 5%, the annuity payments will decrease. The SAI contains more information.

Transfers During Income Phase

Transfers during the income phase are subject to the same limitations as transfers during the accumulation phase. See “The Contract — Transfers During Accumulation Phase.” However, you may only make one transfer each month and you may only transfer money among the variable investment options. You may not transfer money from the fixed investment option to the variable investment options or from the variable investment options to the fixed investment option.

Deferment of Payments

We may defer making fixed annuity payments for up to six months subject to state law. We will credit interest to you during the deferral period.

DEATH BENEFIT

Death of Owner Before the Annuity Date

If you die before the Annuity Date and the contract is jointly owned, the death benefit is payable to the surviving joint owner. If you die before the Annuity Date and there is no surviving joint owner, the death benefit is payable to the beneficiary. We will determine the value of the death benefit as of the date we receive proof of death in a form acceptable to us. If ownership is changed from one natural person to another natural person, the death benefit will equal the Contract Value. If the surviving joint owner, if any, or designated beneficiary is your spouse, he or she can elect to continue the contract and become the owner. We determine the amount of the death benefit based on the death benefit option you select at the time of application, if any, and calculate it in accordance with the terms of that option as described below. The amount of the death benefit will never be less than the traditional death benefit. If you select both the annual ratchet plan and the equity assurance plan, the death benefit will be the greatest of the traditional death benefit, the annual ratchet plan, or the equity assurance plan. The estate benefit payment and/or the accidental death benefit, as applicable, will be paid in addition to any other benefit. Not all death benefit options may be available in all states.

Traditional Death Benefit

Under the traditional death benefit, we will pay the amount equal to the greater of:

(1)	the Contract Value; or

(2)	the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender;

The traditional death benefit will be paid unless you specify otherwise.

Optional Death Benefits

Annual Ratchet Plan.    We will pay a death benefit equal to the greatest of:

(1)	the Contract Value;

(2)	the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

(3)	the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The annual ratchet plan will be in effect if:

(1)	you select it on your application; and

(2)	the charge for the annual ratchet plan is shown in your contract.

The annual ratchet plan will cease to be in effect when we receive your written request to discontinue it.

Equity Assurance Plan.    We will pay a death benefit equal to the greater of:

(1)	the Contract Value; or

(2)	an amount equal to (a) plus (b) where:

(a)	is equal to the total of all premium paid on or before the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below, and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each premium to the earlier of the date of death or the first Contract Anniversary following your 85th birthday:

•	0% per annum if death occurs during the 1st through 24th month from the date of premium payment;

•	2% per annum if death occurs during the 25th through 48th month from the date of premium payment;

•	4% per annum if death occurs during the 49th through 72nd month from the date of premium payment;

•	6% per annum if death occurs during the 73rd through 96th month from the date of premium payment;

•	8% per annum if death occurs during the 97th through 120th month from the date of premium payment;

•	10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of premium payment; and

(b)	is equal to all premium paid after the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below.

In determining the death benefit, for each surrender we will make a proportionate reduction to each premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to the surrender.

The equity assurance plan, which we only issue up to age 75, will be in effect if:

(1)	you select it on your application; and

(2)	the charge for the equity assurance plan is shown in your contract.

The equity assurance plan will cease to be in effect when we receive your written request to discontinue it or upon the allocation of Contract Value to either the money market portfolio or fixed investment option unless such allocation is made as part of dollar cost averaging.

Estate Benefit Payment.    If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

•	If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of net premium or (b) 70% of the Contract Value less net premium.

•	If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of net premium or (b) 50% of the Contract Value less net premium.

•	If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of net premium or (b) 30% of the Contract Value less net premium.

If upon your death your spouse elects to continue the contract in his or her name, the spouse’s age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse’s death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

Net premium is equal to the total of all premium paid after adjusting each premium for surrenders. We adjust each premium by making a proportionate reduction from the amount of the premium prior to the surrender. We determine the proportion by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

The estate benefit payment will be in effect if:

(1)	you select it on your application; and

(2)	the charge for the estate benefit payment is shown in your contract.

The estate benefit payment will cease to be in effect when we receive your written request to discontinue it.

Accidental Death Benefit.    If you select the accidental death benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

(1)	the Contract Value as of the date the death benefit is determined; or

(2)	$250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a surviving joint owner.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

•	suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

•	sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

•	hernia;

•	injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

•	declared or undeclared war or any act thereof; or

•	service in the military, naval or air service of any country.

The accidental death benefit will be in effect if:

(1)	you select it on your application; and

(2)	the charge for the accidental death benefit is shown in your contract.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday or when we receive your written request to discontinue it.

Payment to Surviving Joint Owner or Beneficiary

Upon your death if prior to the Annuity Date, the surviving joint owner or the beneficiary, as applicable, may elect the death benefit to be paid as follows:

(1)	payment of the entire death benefit within five years of the date of your death; or

(2)	payment over the recipient’s lifetime with distribution beginning within one year of your date of death.

If no payment option is elected within sixty days of our receipt of proof of your death, a single sum settlement will be made at the end of the sixty-day period following such receipt. Upon payment of a death benefit, the contract will end.

Death of Owner After the Annuity Date

If you are not the Annuitant, and if your death occurs on or after the Annuity Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant will be treated as the owner and any change of the named Annuitant will be treated as if the owner died.

Death of Annuitant

Before the Annuity Date

If you are not the Annuitant, and if the Annuitant dies before the Annuity Date, you may name a new Annuitant. If you do not name a new Annuitant within sixty days after we are notified of the Annuitant’s death, we will deem you to be the new Annuitant.

After the Annuity Date

If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant’s death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant’s death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

PERFORMANCE

Occasionally, we may advertise certain performance information for one or more subaccounts, including average annual total return and yield information. A subaccount’s performance information is based on its past performance only and is not intended as an indication of future performance.

When we advertise the average annual total return of a subaccount, it will be calculated for one, five, and ten year periods or, where a subaccount has been in existence for a period of less than one, five, or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a subaccount at the beginning of the relevant period to the value of the investment at the end of the period. Then the average annual compounded rate of return is calculated to produce the value of the investment at the end of the period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying portfolio level because it is reduced by all contract charges except optional benefit charges (i.e., mortality and expense risk charge, administrative charge, and contract maintenance fee). Similarly, yield and effective yield at the variable account level are lower than at the portfolio level because they are also reduced by all contract charges except optional benefit charges.

TAXES

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code (“IRC”) provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts (“IRAs”), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the

Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions — Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions — Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee’s voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b) (7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b) (7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer’s plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract’s maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits “incidental death benefits.” The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract’s value in excess of the owner’s cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and (b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as “investor control.” It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

OTHER INFORMATION

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. We provide a full range of life insurance and annuity plans. We are an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to AIG by one or more independent rating organizations such as A.M. Best Company, Moody’s and Standard & Poor’s. The purpose of the ratings is to reflect the rating organization’s opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, nor do the ratings comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization’s judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes both individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts. The individual and group contracts described in this prospectus are identical except that the individual contract is issued directly to the individual owner. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, either as the owner of an individual contract or as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to an individual contract or to a certificate.

Voting Rights

To the extent required by law, we will vote the portfolio shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the portfolio. However, if legal requirements or our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

Prior to the Annuity Date, you hold a voting interest in each portfolio in whose corresponding subaccount you have Contract Value. We determine the number of portfolio shares that are attributable to you by dividing the corresponding value in a particular portfolio by the net asset value of one portfolio share. After the Annuity Date, we determine the number of portfolio shares that are attributable to you by dividing the reserve maintained in a particular portfolio to meet the obligations under the contract by the net asset value of one portfolio share. The number of votes that you will have a right to cast will be determined as of the record date established by each portfolio.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a portfolio will receive proxy material, reports and other materials relating to the appropriate portfolios. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract (“Contract Commissions”). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 1.40% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.40% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm’s registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

Our affiliate, AIG Equity Sales Corp. (“AIGESC”), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.20% annually based on assets under management from the Series Fund’s investment adviser or its affiliates for services related to the availability of the Underlying Funds in the contract. Furthermore, the Series Fund’s investment adviser or its affiliates may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

Administration of the Contract

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the Contract Maintenance Charge and Dollar Cost Averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Please contact our Annuity Service Center if you have any comment, question or service request:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

Legal Proceedings

There are no pending legal proceedings that, in our judgment, are material with respect to the variable account.

FINANCIAL STATEMENTS

Financial statements of AIG Life Insurance Company and of the variable account are included in the SAI, which may be obtained without charge by calling (800) 255-8402 or writing to Delaware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

APPENDIX A

CONDENSED FINANCIAL INFORMATION

AIG OVATION ADVISOR VARIABLE ACCOUNT I

ACCUMULATION UNIT VALUES

As of December 31, 2004

	2004	2003	2002	2001
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO
Accumulation Unit Value
Beginning of Period	17.30	15.49	13.43	N/A
End of Period	18.50	17.30	15.49	13.43
Accum Units o/s @ end of period	899,581.83	1,026,964.16	1,062,698.15	644,219.96

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO
Accumulation Unit Value
Beginning of Period	28.51	21.67	18.92	N/A
End of Period	30.96	28.51	21.67	18.92
Accum Units o/s @ end of period	627,509.72	763,041.69	896,548.14	477,157.98

ALLIANCEBERNSTEIN GROWTH PORTFOLIO (CLASS B)
Accumulation Unit Value
Beginning of Period	21.89	16.48	23.29	N/A
End of Period	24.72	21.89	16.48	23.29
Accum Units o/s @ end of period	2,217,886.99	2,435,911.79	2,490,924.53	2,337,208.87

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CLASS B)
Accumulation Unit Value
Beginning of Period	35.08	26.91	35.11	N/A
End of Period	38.47	35.08	26.91	35.11
Accum Units o/s @ end of period	5,227,711.04	5,527,289.46	5,721,617.59	4,597,812.40

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO
Accumulation Unit Value
Beginning of Period	10.31	8.54	8.93	N/A
End of Period	10.98	10.31	8.54	8.93
Accum Units o/s @ end of period	3,417,986.67	4,045,172.23	3,613,913.91	3,170,428.79

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
Accumulation Unit Value
Beginning of Period	12.63	9.74	11.65	N/A
End of Period	14.65	12.63	9.74	11.65
Accum Units o/s @ end of period	3,061,809.56	3,247,657.09	3,712,444.26	4,256,222.36

CONDENSED FINANCIAL INFORMATION

AIG OVATION ADVISOR VARIABLE ACCOUNT I

ACCUMULATION UNIT VALUES—continued

As of December 31, 2004

	2004	2003	2002	2001
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
Accumulation Unit Value
Beginning of Period	13.02	9.15	9.78	N/A
End of Period	16.07	13.02	9.15	9.78
Accum Units o/s @ end of period	2,082,812.58	1,630,939.86	1,404,664.76	379,508.36

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO (CLASS B)
Accumulation Unit Value
Beginning of Period	12.66	12.81	12.88	N/A
End of Period	12.55	12.66	12.81	12.88
Accum Units o/s @ end of period	1,230,661.54	2,676,390.66	3,501,889.88	3,525,516.88

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	19.26	18.19	16.62	N/A
End of Period	19.92	19.26	18.19	16.62
Accum Units o/s @ end of period	2,109,973.86	2,758,312.92	3,548,971.26	2,680,204.65

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO (CLASS B)(1)
Accumulation Unit Value
Beginning of Period	24.53	20.17	29.57	N/A
End of Period	26.21	24.53	20.17	29.57
Accum Units o/s @ end of period	2,858,768.44	3,351,174.62	3,626,004.13	3,127,394.81

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO(2)
Accumulation Unit Value
Beginning of Period	10.59	7.21	10.72	N/A
End of Period	11.96	10.59	7.21	10.72
Accum Units o/s @ end of period	3,879,840.19	4,466,854.35	4,670,605.08	5,098,525.15

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
Accumulation Unit Value
Beginning of Period	17.24	12.55	12.40	N/A
End of Period	23.05	17.24	12.55	12.40
Accum Units o/s @ end of period	2,135,907.75	2,181,343.97	2,290,698.45	1,716,032.29

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO(3)
Accumulation Unit Value
Beginning of Period	14.27	10.24	11.08	N/A
End of Period	16.79	14.27	10.24	11.08
Accum Units o/s @ end of period	3,582,738.05	3,759,334.76	3,537,441.46	1,544,796.39

CONDENSED FINANCIAL INFORMATION

AIG OVATION ADVISOR VARIABLE ACCOUNT I

ACCUMULATION UNIT VALUES—continued

As of December 31, 2004

	2004	2003	2002	2001
ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO (CLASS B)(4)
Accumulation Unit Value
Beginning of Period	14.79	10.43	18.18	N/A
End of Period	15.33	14.79	10.43	18.18
Accum Units o/s @ end of period	1,734,688.32	2,155,844.92	2,215,703.38	2,196,650.65

ALLIANCEBERNSTEIN TOTAL RETURN PORTFOLIO
Accumulation Unit Value
Beginning of Period	22.42	19.09	21.66	N/A
End of Period	24.11	22.42	19.09	21.66
Accum Units o/s @ end of period	7,041,779.49	7,622,703.48	7,743,164.11	6,989,487.68

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO (CLASS B)
Accumulation Unit Value
Beginning of Period	—	—	—	—
End of Period	—	—	—	—
Accum Units o/s @ end of period	—	—	—	—

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
Accumulation Unit Value
Beginning of Period	15.63	13.26	14.35	N/A
End of Period	15.99	15.63	15.26	14.35
Accum Units o/s @ end of period	5,433,740.27	7,057,574.51	9,194,405.86	6,387,464.57

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO
Accumulation Unit Value
Beginning of Period	17.09	14.46	18.83	N/A
End of Period	20.96	17.09	14.46	18.83
Accum Units o/s @ end of period	1,964,001.61	2,151,384.93	2,458,811.07	2,898,031.19

ALLIANCEBERNSTEIN VALUE PORTFOLIO (CLASS B)
Accumulation Unit Value
Beginning of Period	10.85	8.56	9.98	N/A
End of Period	12.31	10.85	8.56	9.98
Accum Units o/s @ end of period	6,361,376.80	6,157,155.02	5,613,963.76	2,388,654.53

ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION PORTFOLIO
Accumulation Unit Value
Beginning of Period	19.86	14.04	14.86	N/A
End of Period	24.34	19.86	14.04	14.86
Accum Units o/s @ end of period	1,401,476.37	1,420,591.69	1,588,243.58	2,067,502.81

CONDENSED FINANCIAL INFORMATION

AIG OVATION ADVISOR VARIABLE ACCOUNT I

ACCUMULATION UNIT VALUES—continued

As of December 31, 2004

(1)	Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio changed its name to AllianceBernstein Large Cap Growth Portfolio.
(2)	Effective May 1, 2004, AllianceBernstein Quasar Portfolio changed its name to AllianceBernstein Small Cap Growth Portfolio.
(3)	Effective May 2, 2005, AllianceBernstein Small Cap Value Portfolio changed its name to AllianceBernstein Small/Mid Cap Value Portfolio.
(4)	Effective May 2, 2005, AllianceBernstein Technology Portfolio changed its name to AllianceBernstein Global Technology Portfolio.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

Please forward a copy (without charge) of the AIG Life Insurance Company Ovation Advisor Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Date

Signed

Return to:	Annuity Service Center
Delaware Valley Financial Services, LLC
P.O. Box 3031
Berwyn, PA 19312-0031

                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT I
   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005
               AllianceBernstein Ovation Advisor Variable Annuity

--------------------------------------------------------------------------------

The date of the Statement of Additional Information ("SAI") is hereby changed to
October 24, 2005.

Add a new subsection to the "General Information" section following the "AIG
Life Insurance Company" section as follows:

National Union Insurance Company

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") is a
stock property-casualty insurance company incorporated under the laws of the
Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270.
National Union is licensed in all 50 states of the United States and the
District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc.

Add a new subsection to the "Financial Statements" section as follows:

National Union Financial Statements

     The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of
December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to National Union Fire Insurance Company of Pittsburgh, Pa.'s
adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers
LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

     You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under a guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 24, 2005

                                   Page 1 of 1

STATEMENT OF ADDITIONAL INFORMATION

May 2, 2005

OVATION ADVISOR VARIABLE ANNUITY

issued by

AIG LIFE INSURANCE COMPANY

through its

VARIABLE ACCOUNT I

This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus describing the flexible premium deferred annuity contract. The prospectus concisely sets forth information what a prospective investor should know before investing. For a copy of the prospectus dated May 2, 2005 call us at (800) 255-8402 or write to us at Delware Valley Financial Services, LLC, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031.

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GENERAL INFORMATION

AIG Life Insurance Company

A description of AIG Life Insurance Company and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account I.

Independent Accountants

Our financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose offices are located in Houston, Texas.

Distributor

Our affiliate, AIG Equity Sales Corp. (“AIGESC”), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. We pay commissions of up to 1.40% of your premium. We may also pay an annual trail commission of up to 1.40% of Contract Value starting in the second contract year. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services. Commissions are paid by Variable Account I directly to selling dealers and representatives on behalf of AIGESC.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. They may be sold to our other separate accounts, as well as to separate accounts of other affiliated or unaffiliated life insurance companies, to fund variable annuity contracts and variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity owners, each fund’s board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

CALCULATION OF PERFORMANCE DATA

Yield and Effective Yield Quotations for the Money Market Subaccount

The yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

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Any effective yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement and will be carried at least to the nearest hundredth of one percent. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1)365/7]-1

For purposes of the yield and effective yield quotations, the hypothetical charge reflects all deductions that are charged to all owner accounts in proportion to the length of the base period. For any fees that vary with the size of the account, the account size is assumed to be the money market subaccount’s mean account size. No deductions are assessed upon annuitization under the contract. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the money market subaccount and the corresponding portfolio are excluded from the calculation of yield.

Yield Quotations for Other Subaccounts

Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of Variable Account I included in the registration statement, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Yield = 2[(a - b + 1)6 - 1]
cd

Where:	a = net investment income earned during the period by the portfolio attributable to shares owned by the Subaccount.

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period

Yield quotations for a subaccount reflect all recurring contract charges. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount’s mean account size.

Standardized Performance Data

The total return quotations for all of the subaccounts will be average annual total return quotations for one, five, and ten year periods (or, where a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of Variable Account I and for the period from the date monies were first placed into the subaccounts until the aforesaid date.

This type of performance information is referred to as standardized performance and is based on the life of the subaccount. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

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The average annual total return quotations reflect all portfolio expenses and all contract charges except the optional benefit charge and assume a total surrender at the end of the particular period. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount’s mean account size.

Non-Standardized Performance Data

Non-standardized performance data will be calculated in a manner similar to the average annual total return described above for the subaccounts. It is average annual total return for the underlying portfolios for one, three, five, and ten year periods (or, where a portfolio has been in existence for a period of less than one, three, five or ten years, for such lesser period). For purposes of determining non-standardized average annual total return, the actual investment performance of each portfolio is reflected from the date such portfolio commenced operations even though the contract may not have been available at that time. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

Non-standardized average annual total return quotations reflect all portfolio expenses and all contract charges except the contract maintenance fee and the optional benefit charge. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount’s mean account size.

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Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on Variable Account I’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation phase, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The chart shows accumulations on an initial investment or premium of a given amount, assuming hypothetical gross annual returns compounded annually, and a stated assumed rate. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity in a chart reflect the deduction of contractual expenses such as the 1.25% mortality and expense risk charge, the 0.15% administrative charge, and the $30 contract maintenance fee, but not the expenses of an underlying investment portfolio. The chart assumes a full surrender at the end of the period shown and the payment of taxes at the 31% rate on the amount in excess of the premium.

In developing tax-deferral charts, we will follow these general principles:

(1)	the assumed rate of earnings will be realistic;

(2)	the chart will depict accurately the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges;

(3)	comparative charts for accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender; and

(4)	a narrative accompanying the chart will disclose prominently that there may be a 10% tax penalty on a surrender by an owner who has not reached age 59 1/2.

The rates of return illustrated are hypothetical and are not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers.

ANNUITY PROVISIONS

Variable Annuity Payments

A variable annuity is an annuity with payments which are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. At the Annuity Date, the Contract Value in each subaccount will be applied to the applicable annuity tables contained in the contract. The annuity table used will depend upon the payment option chosen. The same Contract Value amount applied to each payment option may produce a different initial annuity payment. If, as of the Annuity Date, the then current annuity rates applicable to contract will provide a larger income than that guaranteed for the same form of annuity under the contract, the larger amount will be paid.

The first annuity payment for each subaccount is determined by multiplying the amount of the Contract Value allocated to that subaccount by the factor shown in the table for the option selected, divided by 1000. The dollar amount of subsequent annuity payments is determined as follows:

(a)	The dollar amount of the first annuity payment is divided by the Annuity Unit value as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the annuity payment period, subject to any transfers.

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(b)	The fixed number of Annuity Units is multiplied by the Annuity Unit value for the Valuation Period fourteen days prior to the date of payment.

The total dollar amount of each variable annuity payment is the sum of all subaccount variable annuity payments less the pro-rata amount of the administrative charge.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $10. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount’s Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

•	(a) is the net investment factor for the Valuation Period for which the Annuity Unit value is being determined; and

•	(b) is the assumed investment factor for such Valuation Period.

The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed investment rate of 5%.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is equal to:

(i)	the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

(ii)	the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the “ex-dividend” date occurs during that same Valuation Period, plus or minus

(iii)	a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

(b)	is equal to:

(i)	the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

(ii)	the per share charge or credit for any change in tax reserves for the prior Valuation Period.

(c)	is equal to:

(i) the percentage factor representing the mortality and expense risk charge, plus

(ii) the percentage factor representing the administrative charge.

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The net investment factor may be greater or less than the assumed investment factor. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For “eligible rollover distributions” from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or transferred to another eligible plan in a direct “trustee to trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding

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requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification — Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified

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domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your purchase payments not previously withdrawn. The new Contract owner’s purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS’s acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions

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or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

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Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

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Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP (“PWC”), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AIG Life. AIG uses PWC as its corporate-wide auditing firm.

AIG Life Financial Statements

The balance sheets of AIG Life at December 31, 2004 and 2003 (restated) and the related statements of income, shareholders’ equity, cash flows and comprehensive income for the three years ended December 31, 2004, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

You should consider the financial statements of AIG Life that we include in this SAI primarily as bearing on the ability of AIG Life to meet its obligations under the Contracts.

Separate Account Financial Statements

The statement of net assets as of December 31, 2004 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2004 of the Separate Account, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

13

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                       F-1

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
AIG Life Insurance Company:

In our opinion, the accompanying balance sheets as of December 31, 2004 and 2003 and the related statements of income, shareholders' equity, cash flows and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (an indirect wholly-owned subsidiary of
American International Group, Inc.) at December 31, 2004 and 2003, and the
results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

As discussed in Note 15 to the financial statements, the Company has restated
its financial statements as of December 31, 2003 and 2002 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2005

                                       F-2

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
                                                                      (Restated)
Assets
Investments:
Fixed maturities:
   Bonds available for sale, at fair value            $  9,879,583  $  9,834,315
   (cost: 2004 - $9,207,004; 2003 - $9,210,805)
Equity securities available for sale, at fair value          7,782         3,885
   (cost: 2004 - $5,297; 2003 - $3,175)
Mortgage loans on real estate                              494,343       470,767
Policy loans                                               254,448       261,908
Other long-term investments                                 68,168        84,338
Derivative assets, at fair value                            52,886        36,495
Short-term investments, at cost
 (approximates fair value)                                  40,666        20,405
                                                      ------------  ------------
    Total investments                                   10,797,876    10,712,113

Cash                                                        12,262             -
Investment income due and accrued                          142,437       147,468
Reinsurance assets                                         118,973       123,500
Deferred policy acquisition costs                          253,774       307,175
Premium and insurance balances receivable                   36,268        30,775
Amounts due from related parties                            13,159        94,749
Other assets                                                11,580         6,692
Assets held in separate accounts                         3,218,345     3,209,288
                                                      ------------  ------------
     Total assets                                     $ 14,604,674  $ 14,631,760
                                                      ============  ============

                 See accompanying notes to financial statements.

                                       F-3

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
                                                                     (Restated)
Liabilities
  Policyholders' contract deposits                    $  7,016,323  $  7,310,004
  Future policy benefits for life and accident
   and health insurance contracts                        2,374,661     2,319,463
  Reserve for unearned premiums                             22,371        23,372
  Policy and contract claims                                99,492        99,925
  Amounts due to related parties                            58,686        19,664
  Income taxes payable                                     237,511       216,468
  Derivative liabilities, at fair value                     40,494        45,935
  Other liabilities                                         65,843        48,863
  Liabilities related to separate accounts               3,218,345     3,209,288
                                                      ------------  ------------
             Total liabilities                          13,133,726    13,292,982
                                                      ------------  ------------
Shareholders' equity
  Series A preferred stock, $100,000 par value;
   2,500 shares authorized, issued and outstanding         250,000       250,000
  Common stock, $5 par value; 1,000,000 shares
   authorized; 976,703 issued and outstanding                4,884         4,884
  Additional paid-in capital                               302,283       302,283
  Accumulated other comprehensive income                   365,909       312,206
  Retained earnings                                        547,872       469,405
                                                      ------------  ------------
             Total shareholders' equity                  1,470,948     1,338,778
                                                      ------------  ------------
Total liabilities and shareholders' equity            $ 14,604,674  $ 14,631,760
                                                      ============  ============

                 See accompanying notes to financial statements.

                                       F-4

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003           2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Revenues:
  Premiums and other considerations                            $    299,367    $    221,443    $    280,098
  Net investment income                                             694,417         706,945         723,918
  Realized capital gains (losses)                                   (11,087)         24,217        (119,989)
                                                               ------------    ------------    ------------
          Total revenues                                            982,697         952,605         884,027
                                                               ------------    ------------    ------------
Benefits and expenses:
  Death and other benefits                                          366,950         289,338         296,317
  Increase in future policy benefits                                 34,901          (2,978)          8,197
  Interest credited on policyholder contract
   deposits                                                         306,867         351,518         407,524
  Insurance acquisition and other
   operating expenses                                               126,492         153,321         159,139
                                                               ------------    ------------    ------------
          Total benefits and expenses                               835,210         791,199         871,177
                                                               ------------    ------------    ------------
Income before income taxes                                          147,487         161,406          12,850
                                                               ------------    ------------    ------------
Income taxes:
   Current                                                           67,265          29,307          22,515
   Deferred                                                         (16,881)         26,023         (18,494)
                                                               ------------    ------------    ------------
        Total income tax expense                                     50,384          55,330           4,021
                                                               ------------    ------------    ------------
Net income before cumulative effect
 of accounting change                                                97,103         106,076           8,829
Cumulative effect of accounting change,
 net of tax                                                          (6,911)              -               -
                                                               ------------    ------------    ------------
Net income                                                     $     90,192    $    106,076    $      8,829
                                                               ============    ============    ============

                See accompanying notes to financial statements.

                                       F-5

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Preferred Stock
Balance at beginning and end of year                           $    250,000    $    250,000    $    250,000
                                                               ------------    ------------    ------------
Common stock
Balance at beginning and end of year                                  4,884           4,884           4,884
                                                               ------------    ------------    ------------
Additional paid-in capital
Balance at beginning of year                                        302,283         212,283         153,283
Capital contribution from parent                                          -          90,000          59,000
                                                               ------------    ------------    ------------
Balance at end of year                                              302,283         302,283         212,283
                                                               ------------    ------------    ------------
Accumulated other comprehensive income
Balance at beginning of year                                        312,206         144,537          11,279
Adjustment (See Note 15)                                                  -               -          18,200
                                                               ------------    ------------    ------------
Balance, as adjusted                                                312,206         144,537          29,479
Change in net unrealized appreciation of
 investments - net of reclassifications                              61,570         259,485         225,623
     Deferred income tax expense on
      above changes                                                 (22,678)        (89,697)        (81,820)
Change in net derivative (losses) gains
 arising from cash flow hedging activities                           22,786          (3,261)        (44,223)
     Deferred income tax benefit (expense) on
      above changes                                                  (7,975)          1,142          15,478
                                                               ------------    ------------    ------------
Balance at end of year                                              365,909         312,206         144,537
                                                               ------------    ------------    ------------
Retained earnings
Balance at beginning of year                                        469,405         374,929         379,034
Net income                                                           90,192         106,076           8,829
Dividends to shareholders                                           (11,725)        (11,600)        (12,934)
                                                               ------------    ------------    ------------
Balance at end of year                                              547,872         469,405         374,929
                                                               ------------    ------------    ------------
                   Total shareholders' equity                  $  1,470,948    $  1,338,778    $    986,633
                                                               ============    ============    ============

                 See accompanying notes to financial statements

                                       F-6

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Cash flows from operating
 activities:
  Net income                                                   $     90,192    $    106,076    $      8,829
Adjustments to reconcile net income to net cash
 provided by operating activities:
     Change in insurance reserves                                    46,853          14,357         (66,703)
     Change in accounting principles                                  6,911               -               -
     Change in premiums and insurance balances
      receivable and payable - net                                   13,020          (6,105)         22,664
     Change in reinsurance assets                                     4,530         (44,575)         36,116
     Change in deferred policy acquisition costs                     63,458          37,272          29,812
     Change in other policyholders' contracts                      (114,534)        (80,007)       (268,539)
     Interest credited to policyholder contracts                    306,867         351,518         407,524
     Change in investment income due and accrued                      5,031          10,328          (3,081)
     Realized capital (gains) losses                                 11,087         (24,217)        119,989
     Change in income taxes - net                                    (9,610)         29,056         (44,879)
     Change in reserves for commissions, expenses and taxes           2,002           9,163         (61,038)
     Amortization of premiums and discounts on securities           (33,678)         (8,669)         (9,661)
     Change in other assets and liabilities - net                    23,593         (46,146)         32,450
                                                               ------------    ------------    ------------
Net cash provided by operating activities                           415,722         348,051         203,483

Cash flows from investing activities:
     Sale of fixed maturities                                     3,106,933       4,188,555       3,307,316
     Cost of fixed maturities, matured or redeemed                  716,121         493,880         667,900
     Sale of equity securities                                        1,409          33,802          11,789
     Sale of real estate                                                  -               -          11,424
     Purchase of fixed maturities                                (3,809,615)     (4,551,183)     (4,678,000)
     Purchase of equity securities                                   (3,153)         (4,763)            (68)
     Purchase of real estate                                         (1,319)         (4,231)              -
     Mortgage loans funded                                          (72,181)       (142,539)        (49,439)
     Repayments of mortgage loans                                    48,547          32,694          54,016
     Change in policy loans                                           7,460          84,946         (19,231)
     Change in short-term investments                               (20,260)         24,382         133,530
     Change in other long-term investments                           24,007          16,835          14,390
     Other - net                                                      6,330          (3,895)        (58,536)
                                                               ------------    ------------    ------------
Net cash provided by (used in) investing activities                   4,279         168,483        (604,909)

Cash flows from financing activities:
     Deposits on policyholder contracts                             149,355         185,933       1,112,583
     Withdrawals on policyholder contracts                         (635,369)       (749,867)       (698,884)
     Capital contribution from parent                                90,000          59,000               -
     Dividends to shareholders                                      (11,725)        (11,600)        (12,934)
                                                               ------------    ------------    ------------
Net cash provided by (used in) financing activities                (407,739)       (516,534)        400,765
                                                               ------------    ------------    ------------
Change in cash                                                       12,262               -            (661)
Cash at beginning of period                                               -               -             661
                                                               ------------    ------------    ------------
Cash at end of year                                                  12,262               -               -
                                                               ============    ============    ============

                 See accompanying notes to financial statements.

                                      F-7

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                                         Years ended December 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Comprehensive income
Net income                                                     $     90,192    $    106,076    $      8,829
Other comprehensive income
Change in net unrealized appreciation of
 investments - net of reclassifications                              61,570         259,485         225,623
     Deferred income tax expense on above changes                   (22,678)        (89,697)        (81,820)
Change in net derivative (losses) gains arising from cash
 flow hedging activities                                             22,786          (3,261)        (44,223)
     Deferred income tax benefit (expense) on above changes          (7,975)          1,142          15,478
                                                               ------------    ------------    ------------
Other comprehensive income                                           53,703         167,669         115,058
                                                               ------------    ------------    ------------
Comprehensive income                                           $    143,895    $    273,745    $    123,887
                                                               ============    ============    ============

                 See accompanying notes to financial statements.

                                      F-8

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.      Nature of Operations

        AIG Life Insurance Company (the "Company") is part of the Domestic Life
        Insurance Division (the "Life Division") of American International
        Group, Inc. ("AIG"), its ultimate parent. The Company, domiciled in
        Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable, terminal funding annuities, immediate annuities, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

2.      Summary of Significant Accounting Policies

        (a)     Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
                disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to
                investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

        (b)     Statutory Accounting: The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for
                calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2004. Statutory net income and capital and surplus of the Company are as follows:

                                              2004             2003
                                           ----------      -----------
                                                  (in thousands)
        Statutory net income               $  131,585      $   82,085
        Statutory capital and surplus      $  739,951      $  629,521

                The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized
                (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets
                (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d)
                acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity
                investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to
                establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the

                                      F-9

2.      Summary of Significant Accounting Policies - (continued):

        (b)     Statutory Accounting - (continued):

                credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

        (c)     Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract
                period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated
                in the contracts.

        (d)     Investments: Fixed maturities classified as available-for-sale are recorded at fair value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at fair value. Dividend income is generally recognized on ex-dividend dates. Short-term investments consist of interest bearing cash accounts and money market instruments, and are carried at cost, which approximates fair value.

                Unrealized gains and losses from investments in equity
                securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of related deferred acquisition cost amortization and deferred income taxes in shareholders' equity.

                Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

                As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Companies management and a continual review of its investment.

                In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a
                significant (25 percent or more) discount to par, amortized cost
                (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding
                obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or
                (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Companies
                management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

                                      F-10

2.      Summary of Significant Accounting Policies - (continued):

        (d)     Investments - (continued):

                Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

                Mortgage loans on real estate are carried at the unpaid
                principal balance less unamortized loan origination fees and costs and net of an allowance for uncollectible loans. The allowance for losses covers estimated losses based on our
                assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying
                collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2004 and 2003.

                Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

                Other long-term investments consist primarily of limited
                partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded in net investment income, consistent with the equity method of accounting.

                Securities held under collateral agreements consists primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which
                authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company
                receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with
                respect to the collateral value and obtains additional
                collateral when necessary to ensure that collateral is
                maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related
                management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income.

                Throughout the year, the Company enters into dollar roll
                repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of
                substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly rated government agency securities and are short-term in nature, typically with a period of 30 days. These dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio. At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding.

                Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                                      F-11

2.      Summary of Significant Accounting Policies - (continued):

        (d)     Investments - (continued):

                Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from
                estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

        (e)     Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company reviews for
                reasonability, the carrying amounts of DAC on at least an annual basis.

                Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

                With respect to the Company's variable life and annuity
                contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the
                "long-term growth rate assumption"). The Company uses a
                "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would
                approximate 9%, resulting in an average annual growth rate of
                10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

                DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income.

        (f)     Income Taxes: The Company joins in a consolidated federal income tax return with AIG and its domestic subsidiaries. The Company and AIG have a written tax allocation agreement whereby AIG agrees not to charge the Company a greater portion of the
                consolidated tax liability than

                                      F-12

2.      Summary of Significant Accounting Policies - (continued)

                would have been paid by the Company if it had filed a separate return. Additionally, AIG agrees to reimburse the Company for any tax benefits, if any, arising out of its net losses and tax credits within ninety days after the filing of that consolidated tax return for the year in which these losses and tax credits are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax
                consequences of events that have been recognized in the
                Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary
                differences reverse. The effect of a tax rate change is
                recognized in income in the period of enactment. State income taxes are included in income tax expense.

                A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a
                valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

        (g)     Premium Recognition and Related Benefits and Expenses: Most
                receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations.
                Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

                Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

                For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net
                premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

                Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

        (h)     Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for
                reported life claims and an estimate of incurred but unreported claims, and, (2) an estimate, based upon prior experience, for accident and health claims reported and for incurred but
                unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

        (i)     Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain amounts. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company
                receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the
                statements of income.

                                      F-13

2.      Summary of Significant Accounting Policies - (continued)

        (j)     Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit
                feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1)
                the contractholder's account value, or (2) a guaranteed minimum death benefit (the "GMDB") that varies by product. These
                benefits have issue age and other restrictions to reduce
                mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. Prior to January 1, 2004, the
                Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits.
                Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of
                Statement of Position 03-01, Accounting and Reporting by
                Insurance Enterprises for Certain Non-traditional Long-Duration
                Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB
                liability is determined each period end by estimating the
                expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefits expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

        (k)     Reinsurance: The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an
                exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company
                diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

                Reinsurance assets include the balances due from both
                reinsurance and insurance companies under the terms of the
                Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health
                insurance contracts, policyholder contract deposits and policy and contract claims.

        (l)     Derivatives: The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial
                instruments used by the Company for such purposes include
                interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value.
                The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

                On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in

                                      F-14

2.      Summary of Significant Accounting Policies - (continued)

        (l)     Derivatives - (continued):

                the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the
                variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are
                affected by the variability of cash flows.

                The Company documents all relationships between hedging
                instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge
                transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

                During 2004, there were no hedges that were discontinued or otherwise no longer qualify as hedges. The impact of fair value adjustments on derivatives which do not qualify for hedge
                accounting and any ineffectiveness resulting from hedging
                activities have been recorded in net realized capital gains
                (losses).

        (m)     Reclassifications: Certain prior period items have been
                reclassified to conform to the current period presentation.

        (n)     Recently Issued Accounting Standards: In January 2003, FASB
                issued Interpretation No. 46, "Consolidation of Variable
                Interest Entities" ("FIN46"). FIN46 changes the method of
                determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to FIN
                46 and is called a Variable Interest Entity ("VIE") if it has
                (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.
                All other entities, not considered VIEs, are evaluated for consolidation under existing guidance. In December 2003, the
                FASB issued a revision to Interpretation No. 46 ("FIN46R").

                The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the
                Company holds a variable interest that is acquired before
                February 1, 2003, FIN46R was applied as of December 31, 2003.
                For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an
                accounting change.

                                      F-15

2.      Summary of Significant Accounting Policies - (continued)

        (n)     Recently Issued Accounting Standards - (continued):

                The adoption of FIN46R did not have a significant impact on the
                Company's results of operations or financial condition.

                The following VIE activities are not consolidated by the Company under FIN46R:

                        (i)     The Company uses VIEs primarily in connection
                                with certain guaranteed investment contract
                                programs (GIC Programs). In the GIC Programs,
                                the Company provides guaranteed investment
                                contracts to VIEs which are not controlled by
                                the Company, and in which the Company does not
                                have a direct variable interest, as defined
                                under FIN46R, in the entity. The VIE issues
                                notes or bonds which are sold to third party
                                institutional investors. The Company has no
                                obligation to the investors in the notes or
                                bonds. The proceeds from the securities issued
                                by the VIE are invested by the VIE in the GICs.
                                The Company uses their proceeds to invest in a
                                diversified portfolio of securities, primarily
                                investment grade bonds. Both the assets and the
                                liabilities of the Company arising from these
                                GIC Programs are presented in the Company's
                                balance sheet.

                        (ii)    The Company manages collateralized bond and loan
                                obligation trusts (collectively, collateralized
                                debt obligation trust or CDO trust). As asset
                                manager, the Company receives fees for
                                management of the assets held in the CDO trust,
                                which support the issuance of securities sold by
                                the CDO trust. The Company may take minority
                                equity and/or fixed-income security interest in
                                the CDO trust. The Company has entered into such
                                arrangements to expand its asset management
                                activities. Third-party investors have recourse
                                only to the CDO trust, and have no recourse to
                                the Company. The Company does not consolidate
                                these CDO trusts, pursuant to FIN46R.

                        (iii)   The Company also invests in assets of VIEs.
                                These VIEs are established by unrelated third
                                parties. Investments include collateralized
                                mortgage backed securities and similar
                                securities backed by pools of mortgages,
                                consumer receivables or other assets. The
                                investment in these VIEs allows the Company to
                                purchase assets permitted by insurance
                                regulations while maximizing their return on
                                these assets. These VIEs are not consolidated by
                                the Company pursuant to FIN46R.

                In July 2003, the American Institute of Certified Public
                Accountants ("AICPA") issued SOP 03-01. This statement is
                effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The one-time cumulative accounting change upon adoption was $6.9 million, after taxes, and recorded in the first quarter of 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the
                Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and
                reporting. The Company is required to "look through" the
                separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account

                                      F-16

2.      Summary of Significant Accounting Policies - (continued)

        (n)     Recently Issued Accounting Standards - (continued):

                rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

                In March 2004, the EITF of the FASB reached a final consensus on
                Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its
                Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a
                level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff
                Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as
                FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor
                developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the
                Company's financial position or results of operations.

                In June 2004, the FASB issued FSP No. 97-1, "Situations in Which
                Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and
                Reporting by Insurance Enterprises for Certain Long-Duration
                Contracts and for Realized Gains and Losses from the Sale of
                Investments, Permit or Require Accrual of an Unearned Revenue
                Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1,
                2004 did not change the accounting for unearned revenue
                liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical
                Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The
                Company is currently evaluating the effect of the implementation of this TPA in its operations on the Company's financial
                position or results of operations.

                In December 2004, the FASB issued statement No. 123 (revised
                2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces
                FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based
                Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in
                1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees.
                On January 1, 2003, AIG adopted the recognition provisions of
                FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the
                Company's results of operations.

                                      F-17

3.     Investment Information

        (a)     Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                   Years ended December 31,
                                            ------------------------------------
                                               2004         2003         2002
                                            ---------    ---------    ----------
                                                         (Restated)   (Restated)
        Fixed maturities                    $ 629,928    $ 648,416    $ 655,148
        Equity securities                          13        1,446        2,722
        Mortgage loans                         33,470       31,785       28,360
        Policy loans                           18,285       24,367       27,636
        Cash and short-term investments           673          520        1,702
        Other long-term investments            18,442        8,450       12,624
                                            ---------    ---------    ----------
                  Total investment income     700,811      714,984      728,192
        Investment expenses                    (6,394)      (8,039)      (4,274)
                                            ---------    ---------    ---------
                  Net investment income     $ 694,417    $ 706,945    $ 723,918
                                            =========    =========    =========

        (b)     Investment Gains and Losses: The net realized capital gains
                (losses) and change in unrealized appreciation (depreciation) of investments for 2004, 2003 and 2002 are summarized below (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                               2004         2003         2002
                                            ---------    ---------    ----------
                                                         (Restated)   (Restated)
        Realized gains (losses) on
         investments:
        Fixed maturities                    $  (2,703)   $  27,352    $ (61,748)
        Equity securities                         422        1,804       (7,304)
        Mortgage loans                              -         (448)           -
        Other long-term investments            (8,806)      (4,491)     (50,937)
                                            ---------    ---------    ---------
        Realized gains (losses)             $ (11,087)   $  24,217    $(119,989)
                                            =========    =========    =========

        Change in net unrealized
         appreciation (depreciation)
         of investments:
        Fixed maturities                    $  49,069    $ 302,768    $ 259,353
        Equity securities                       1,775       (1,587)       7,976
        Deferred policy acquisition costs      10,726      (41,696)     (41,706)
        Derivative asset                       22,786       (3,261)     (44,223)
                                            ---------    ---------    ---------
        Change in net unrealized
         appreciation (depreciation)
         of investments                     $  84,356    $ 256,224    $ 181,400
                                            =========    =========    =========

        During 2004, 2003 and 2002, gross gains of $59,556,000, $122,172,000 and
        $101,318,000, respectively, and gross losses of $60,759,000, $96,220,000 and $194,501,000, respectively, were realized on dispositions of fixed maturity investments. The 2004, 2003 and 2002 losses include

                                      F-18

 3.     Investment Information - (continued):

        (b)     Investment Gains and Losses - (continued):

                writedowns of $13,357,000, $48,860,000 and $50,430,000,
                respectively, for certain securities available for sale, which experienced a decline in value that was deemed other than
                temporary. The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investments.

                During 2004, 2003 and 2002, gross gains of $422,000, $1,873,000 and $465,000, respectively, and gross losses of $0, $69,000 and
                $7,769,000, respectively, were realized on dispositions of equity securities.

                During 2004, the Company recognized a $7,318,776 write-down on its investment in a joint venture partnership.

                The following table summarizes the gross unrealized losses and cost on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2004 (in thousands).

                              12 months or less     Greater than 12 months          Total
                            ---------------------------------------------------------------------
                            Fair       Unrealized    Fair      Unrealized    Fair      Unrealized
    December 31, 2004       Value       Losses       Value      Losses       Value       Losses
    -----------------       ---------------------------------------------------------------------
        Fixed maturities    $811,059    $22,018     $192,468   $20,386     $1,003,527    $42,404
        Equity Securities      3,440        440            -         -          3,440        440
                            --------    -------     --------   -------     ----------    -------
        Total               $814,499    $22,458     $192,468   $20,386     $1,006,967    $42,844
                            ========    =======     ========   =======     ==========    =======

        (c)     Amortized Cost and Fair Value of Fixed Maturities and Equity
                Securities: The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2004 and
                2003 are as follows (in thousands):

                                                                Gross         Gross
                                              Amortized      Unrealized     Unrealized       Fair
        2004                                    Cost            Gains         Losses         Value
        ----                                -------------   ------------   ------------   ------------
        Fixed maturities:
          U.S. Government and government
           agencies and authorities         $      66,124   $     12,039   $        238   $     77,925
          Foreign Governments                     102,437          7,976             38        110,375
          States, municipalities and
           political subdivisions                  36,141          4,348            200         40,289
          Mortgage-backed securities            1,115,677         54,862          3,525      1,167,014
          All other corporate                   7,886,625        635,758         38,403      8,483,980
                                             ------------   ------------   ------------   ------------
        Total fixed maturities               $  9,207,004   $    714,983   $     42,404   $  9,879,583
                                             ============   ============   ============   ============
        Equity securities                    $      5,297   $      2,925   $        440   $      7,782
                                             ============   ============   ============   ============

                                      F-19

3.      Investment Information - (continued):

        (c)     Amortized Cost and Fair Value of Fixed Maturities and Equity
                Securities - (continued):
                                                                Gross         Gross
                                              Amortized      Unrealized     Unrealized        Fair
        2003                                    Cost            Gains         Losses          Value
        ----                                 ------------   ------------   ------------   ------------
                                              (Restated)     (Restated)     (Restated)     (Restated)
        Fixed maturities:
          U.S. Government and government
           agencies and authorities          $    60,499    $    15,079    $         43    $     75,535
          Foreign Governments                     77,051          5,100             397          81,754
          States, municipalities and
           political subdivisions                 30,837          4,051             153          34,735
          Mortgage-backed securities           1,081,357         59,326           1,587       1,139,096
          All other corporate                  7,961,061        609,429          67,295       8,503,195
                                             -----------    -----------    ------------    ------------
        Total fixed maturities               $ 9,210,805    $   692,985    $     69,475    $  9,834,315
                                             ===========    ===========    ============    ============
        Equity securities                    $     3,175    $       710    $          -    $      3,885
                                             ===========    ===========    ============    ============

        The amortized cost and fair value of fixed maturities, available for sale at December 31, 2004, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized         Fair
                                                     Cost            Value
                                                  -----------     -----------
    Fixed maturity securities, excluding
     mortgage-backed securities:
        Due in one year or less                   $   443,199     $   451,481
        Due after one year through five years       1,646,489       1,740,183
        Due after five years through ten years      2,051,877       2,186,330
        Due after ten years                         3,949,762       4,334,575
    Mortgage-backed securities                      1,115,677       1,167,014
                                                  -----------     -----------
        Total fixed maturity securities           $ 9,207,004     $ 9,879,583
                                                  ===========     ===========

        (d)     Net Unrealized Gains (Losses) on Fixed Maturities and Equity
                Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other
                comprehensive income at December 31 are as follows (in
                thousands):

                                                2004        2003        2002
                                             ----------  ----------  ----------
        Gross unrealized gains               $  717,908  $  693,695  $  608,187
        Gross unrealized losses                 (42,844)    (69,475)   (285,148)
        Deferred policy acquisition costs       (72,676)    (83,402)    (41,706)
        Deferred income tax expense            (213,673)   (190,995)   (101,298)
                                             ----------  ----------  ----------
        Net unrealized gains on securities   $  388,715  $  349,823  $  180,035
                                             ==========  ==========  ==========

                                      F-20

3.      Investment Information - (continued):

        (e)     Fixed Maturities Below Investment Grade: At December 31, 2004
                and 2003, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of
                $605,708,000 and $831,328,000, respectively, and an aggregate market value of $643,178,000 and $823,132,000, respectively.

        (f)     Non-income Producing Assets: Non-income producing assets were insignificant to the Company's statement of income.

        (g)     Investments Greater than 10% of Equity: There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholders' equity at December 31, 2004.

        (h)     Statutory Deposits: Securities with a carrying value of
                $3,395,000 and $3,387,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2004 and 2003, respectively.

        (i)     Mortgage Loans: At December 31, 2004, mortgage loans were
                collateralized by properties primarily located in seven
                geographic areas, with loans totaling approximately 53% of the aggregate carrying value of the portfolio secured by properties located in the Northeast region, 15% in the West region and 12%
                in the Mid-Atlantic region, 9% in the Southeast and 8% in the
                Mid-west. No more than 3% of the portfolio was secured by
                properties in any other single geographic region.

                At December 31, 2004, the type of property collateralizing the mortgage loan portfolio was approximately 53% for office, 14%
                for residential, 10% for hotels, 9% for industrial, 8% for retail and 6% for other.

4.      Deferred Policy Acquisition Costs

                The following reflects deferred policy acquisition costs
                (commissions, direct solicitation and other costs) which will be amortized against future income and the related current
                amortization charged to income, excluding certain amounts
                deferred and amortized in the same period (in thousands).

                                               Years ended December 31,
                                         ------------------------------------
                                            2004         2003         2002
                                         ---------     ---------    ---------
Balance at beginning of year             $ 307,175     $ 386,258    $ 457,694
Acquisition costs deferred                  10,254        53,661       51,983
Amortization charged to income             (74,381)      (91,048)     (76,703)
Effect of net unrealized gains(losses)      10,726       (41,696)     (41,706)
DAC transfer for terminated reinsurance          -             -       (5,010)
                                         ---------     ---------    ---------
Balance at end of year                   $ 253,774     $ 307,175    $ 386,258
                                         =========     =========    =========

                During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain assumed group accident and health business. The Company released deferred policy
                acquisition costs totaling $5.0 million recorded with respect to this treaty.

                                      F-21

5.      Policyholder Contract Deposits and Future Policy Benefits

        (a)     The analysis of the future policy benefits and policyholder contract deposits at December 31, 2004 and 2003 follows (in thousands):

                                                          2004          2003
                                                      ------------  ------------
        Policyholder contract deposits:
        Annuities                                     $  3,698,107  $  3,831,436
        Universal life                                     445,538       432,318
        Guaranteed investment contracts ("GICs")         1,247,678     1,405,624
        Corporate-owned life insurance                   1,593,169     1,606,894
        Other contract deposits                             31,831        33,732
                                                      ------------  ------------
                                                      $  7,016,323  $  7,310,004
                                                      ============  ============

                                                          2004          2003
                                                      ------------  ------------
        Future policy benefits:
        Ordinary life                                 $     71,398  $     68,919
        Group life                                          19,234        17,081
        Life contingent annuities                        1,035,580     1,013,088
        Terminal funding                                 1,133,143     1,112,932
        Accident and health                                115,306       107,443
                                                      ------------  ------------
                                                      $  2,374,661  $  2,319,463
                                                      ============  ============

        (b)     The liability for policyholder contract deposits has been
                established based on the following assumptions:

                (i)     Interest rates credited on deferred annuities, which
                        vary by territory and year of issuance, range from 3.0
                        percent to 6.8 percent. Current declared interest rates
                        are generally guaranteed to remain in effect for a
                        period of one year though some are guaranteed for longer
                        periods. Withdrawal charges generally range from zero to
                        6 percent grading to zero over a period of zero to 7
                        years.

                (ii)    Domestically, GICs have market value withdrawal
                        provisions for any funds withdrawn other than benefit
                        responsive payments. Interest rates credited generally
                        range from 3.81 percent to 7.8 percent and maturities
                        range from 3 to 7 years. The vast majority of these GICs
                        mature within 5 years.

                (iii)   Interest rates on corporate-owned life insurance
                        business are guaranteed at 4.0 percent and the weighted
                        average rate credited in 2004 was 5.69 percent.

                (iv)    The universal life funds, exclusive of corporate-owned
                        life insurance business, have credited interest rates of
                        4.50 percent to 6.15 percent and guarantees ranging from
                        3.0 percent to 5.5 percent depending on the year of
                        issue. Additionally, universal life funds are subject to
                        surrender charges that amount to 4.0 percent of the fund
                        balance and grade to zero over a period not longer than
                        20 years.

        (c)     The liability for future policy benefits has been established based upon the following assumptions:

                (i)     Interest rates (exclusive of immediate/terminal funding
                        annuities), which vary by year of issuance and products,
                        range from 3.0 percent to 8.0 percent within the first
                        20 years. Interest rates on immediate/terminal funding
                        annuities are at a maximum of 7.62 percent and grade to
                        not less than 1.85 percent.

                                      F-22

5.      Policyholder Contract Deposits and Future Policy Benefits - (continued):

                (ii)    Mortality and surrender rates are based upon actual
                        experience modified to allow for variations in policy
                        form. The weighted average lapse rate for individual
                        life, including surrenders, approximated 5.2 percent.

6.      Reserves For Guaranteed Benefits:

        Details concerning the Company's guaranteed minimum death benefit (GMDB)
        exposure as of December 31, 2004 were as follows:

                                                 Return of Net Deposits
                                                  Plus a Minimum Return
                                                 ----------------------
                                                  (dollars in millions)

         Account value                                     $      1,886
         Net amount at risk (a)                                     102
         Average attained age of contract holders                    68
         Range of GMDB increase rates (b)                  0.00%-10.00%

        (a)     Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
        (b)     Reinsured with top rated companies

        The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                     (in thousands)
          Balance at January 1, 2004 (b)              $        733
          Guaranteed benefits incurred                       1,930
          Guaranteed benefits paid                          (2,311)
                                                      ------------
          Balance at December 31, 2004                $        352
                                                      ============

        (b)     Included is the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

        The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

        .       Data used was 1,000 stochastically generated investment
                performance scenarios.
        .       Mean investment performance assumption was 10%.
        .       Volatility assumption was 16%.
        .       Mortality was assumed to be 87.5% of the 1983a table.
        .       Lapse rates vary by contract type and duration and range from 5%
                to 25% with an average of 15%.
        .       The discount rate was 8%.

                                      F-23

7.      Income Taxes

        (a)     Income tax liabilities were as follows (in thousands):

                                                      Years ended December 31,
                                                         2004          2003
                                                     ------------  ------------
                                                                    (Restated)
Current tax receivables                              $      6,779  $     17,799
Deferred tax liabilities                                 (244,290)     (234,267)
                                                     ------------  ------------
          Income taxes payable                       $   (237,511) $   (216,468)
                                                     ============  ============

        The components of deferred tax assets and liabilities were as follows
        (in thousands):

                                                      Years ended December 31,
                                                         2004          2003
                                                     ------------  ------------
                                                                    (Restated)
Deferred tax assets applicable to:
  Policy reserves                                    $     37,696  $     42,775
  Basis differential of investments                         4,620        16,037
  Other                                                     5,991           121
                                                     ------------  ------------
    Total deferred tax assets                              48,307        58,933
                                                     ------------  ------------

Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                       88,821       107,511
   Net unrealized appreciation on debt and equity
    securities available for sale                         201,525       171,177
   Other                                                    2,251        14,512
                                                     ------------  ------------
    Total deferred tax liabilities                        292,597       293,200
                                                     ------------  ------------
Net deferred tax liabilities                         $   (244,290) $   (234,267)
                                                     ============  ============

     (b)  Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $2.2 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $772,000. The American Jobs Creation Act of
          2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders'
          surplus balance during these two years.

     (c)  The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal tax rate to pretax income (loss) as a result of the following differences
          (in thousands):

                                                Years ended December 31,
                                       -----------------------------------------
                                           2004           2003          2002
                                       -----------     ----------    ----------
                                                        (Restated)    (Restated)
Income tax (benefit) at statutory
 percentage of GAAP pretax income
 (loss)                                $    51,620     $   56,492    $    4,498
State income tax                               315             78         1,272
Dividends received deduction                     -              -          (630)
Prior year true-up                          (1,540)          (759)       (1,125)
Other                                          (11)          (481)            6
                                       -----------     ----------    ----------
Income tax expense                     $    50,384     $   55,330    $    4,021
                                       ===========     ==========    ==========

                                      F-24

7.      Income Taxes (continued):

        (d)     The Internal Revenue Service (IRS) is currently examining the
                Parent's tax return for the tax years 1991 to 2001. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability,
                including interest, will not materially exceed amounts recorded in the consolidated financial statements.

                The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the
                consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8.      Commitments and Contingencies

                The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these
                lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position.
                However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in
                Current Reports on Forms 8-K filed with the SEC by AIG,
                including those filed on February 14, 2005, March 15, 2005 and
                March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

                The Company had $27.5 million and $25.8 million of unfunded commitments for its investments in limited partnerships at
                December 31, 2004 and 2003, respectively.

9.      Derivative Financial Instruments

        (a)     Use of Derivative Financial Instruments: The Company's use of
                derivative financial instruments is generally limited to
                interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

                Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and
                throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item
                attributable to the risk being hedged are recognized in
                earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other
                comprehensive income in shareholders' equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

                                      F-25

9.      Derivative Financial Instruments - (continued):

        (b)     Risks Inherent In the Use of Derivatives:

                Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings.
                Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.
                Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the
                Company's affiliated investment advisor, and within the Life
                Division to prevent and detect such mismatches.

        (c)     Interest Rate and Currency Swap Agreements: The Company uses interest rate swap agreements to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps in which the
                Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

                Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge
                against currency rate fluctuation on anticipated security
                purchases.

                The difference between amounts paid and received on swap
                agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount
                payable to or receivable from counterparties is included in derivative liabilities or assets.

                The fair values of swap agreements are recognized in the balance sheets if the hedged investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are
                reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity,
                consistent with the treatment of the related investment
                security.

                For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

                Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is
                extinguished or sold, any related gain or loss on swap
                agreements is recognized in income.

                                      F-26

9.      Derivative Financial Instruments - (continued):

        (c)     Interest Rate and Currency Swap Agreements - (continued):

                Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in millions):

                                                                                    2004          2003
                                                                                  -------       -------
Liability swaps
    Interest rate swap agreements to receive floating rate:
        Notional amount                                                           $ 626.9       $ 606.9
        Fair Value                                                                  (20.0)        (37.0)
    Currency swap agreements (receive U.S. dollars/pay Koruna):
        Notional amount (in U.S. dollars)                                         $  52.4       $  52.4
        Fair Value                                                                   23.0          (4.0)
    Currency swap agreements (receive U.S. dollars/pay Euro dollars):
        Notional amount (in U.S. dollars)                                         $  51.1       $  51.1
        Fair Value                                                                   29.0          21.0
    Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
        Notional amount (in U.S. dollars)                                               -       $  58.3
        Fair Value                                                                      -          11.0

Asset Swaps:
    Currency swap agreements (receive U.S. dollars/pay Euro dollars):
       Notional amount (in U.S. dollars)                                          $  15.8       $  15.8
       Fair Value                                                                    (5.0)         (4.0)
    Currency swap agreements (receive U.S. dollars/pay British pounds):
       Notional amount (in U.S. dollars)                                          $  50.0             -
       Fair Value                                                                    (5.0)            -
    Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
       Notional amount (in U.S. dollars)                                          $   7.3             -
       Fair Value                                                                    (2.0)            -

10.     Fair Value of Financial Instruments

        (a)     Statement of Financial Accounting Standards No. 107 "Disclosures
                about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial
                instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market
                information.

                                      F-27

10.     Fair Value of Financial Instruments - (continued)

        The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                  Fair              Carrying
2004                                             Value               Amount
----                                        ---------------     ----------------
    Cash and short-term investments         $        52,928     $         52,928
    Fixed maturities                              9,879,583            9,879,583
    Equity securities                                 7,782                7,782
    Mortgage and policy loans                       759,014              748,791
    Investment contracts                          4,972,727            4,945,786
    Other long-term investments                      68,168               68,168
    Assets and liabilities related
          to separate accounts                    3,218,345            3,218,345
    Derivative assets                                52,886               52,886
    Derivative liabilities                           40,494               40,494

                                                   Fair              Carrying
2003                                              Value               Amount
----                                        ---------------     ----------------
                                                                    (Restated)
    Cash and short-term investments         $        20,405     $         20,405
    Fixed maturities                              9,834,315            9,834,315
    Equity securities                                 3,885                3,885
    Mortgage and policy loans                       758,274              732,675
    Investment contracts                          5,496,930            5,237,060
    Other long-term investments                      84,338               84,338
    Assets and liabilities related
     to separate accounts                         3,209,288            3,209,288
    Derivative assets                                36,495               36,495
    Derivative liabilities                           45,935               45,935

        (b)     The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments
                presented:

                Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

                Fixed maturity securities: Fair value is based principally on independent pricing services broker quotes and other independent information. For securities that do not have readily
                determinable market prices, the Company estimates their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                                      F-28

10.     Fair Value of Financial Instruments - (continued)

        Equity securities: Fair values for equity securities were based upon quoted market prices.

        Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were estimated to approximate carrying value.

        Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

        Other long-term investments: Fair value of other invested assets is based upon the fair-value of the net assets of these investments as determined by the general partners.

        Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these amounts are equal to the account assets.

        Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

11.     Shareholders' Equity:

        (a)     The Board of Directors is authorized to issue up to 1,000,000 shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 2,500 Series A preferred shares with a par value of $100,000 authorized, issued and outstanding at December 31, 2004 and 2003. The holder of Series
                A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock
                dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has no additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company.

        (b)     The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. During 2004 and
                2003, the Company paid dividends of $11,725,000 and $11,600,000, respectively, to its shareholders.

        (c)     The Company recorded a capital contribution from its parent in the amount of $90 million during 2003. The contribution was received by the Company subsequent to December 31, 2003. The
                Company also recorded a capital contribution from its parent in the amount of $59 million during 2002, that was received during
                2003.

                                      F-29

12.     Employee Benefits

        (a)     Effective January 1, 2002, substantially all the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13.     Reinsurance

        (a)     The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life
                insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a
                component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any
                reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14).
                The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2004                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    36,527,437               163,299          365,337     140,710          669,346
     Assumed - Nonaffiliated               -                  (113)               -           -             (113)
     Assumed - Affiliated             10,949                   (49)               -           -              (49)
                             ---------------       -------------------------------------------------------------
Total Assumed                         10,949                  (162)               -           -             (162)

     Ceded - Nonaffiliated        10,581,608                38,161            8,899       5,705           52,765
     Ceded - Affiliated            3,828,489                   764          316,288           -          317,052
                             ---------------       -------------------------------------------------------------
Total Ceded                       14,410,097                38,925          325,187       5,705          369,817
                             ---------------       -------------------------------------------------------------
Net Premiums                      22,128,289               124,212           40,150     135,005          299,367
                             ===============       =============================================================
Percentage of Amount Assumed            0.05%                 0.13%               -              -          0.06%
to Net

                                      F-30

13.     Reinsurance - (continued)

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2003                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    41,971,038             152,345          341,266       62,945           556,556
     Assumed - Nonaffiliated               -                 113                -            -               113
     Assumed - Affiliated             18,593                  (9)         (33,385)           -           (33,394)
                             ---------------       -------------------------------------------------------------
Total Assumed                         18,593                 104         (33,385)            -           (33,281)

     Ceded - Nonaffiliated        10,887,505              25,131           19,702        6,422            51,255
     Ceded - Affiliated            4,334,490                 (12)         250,592            -           250,580
                             ---------------       -------------------------------------------------------------
Total Ceded                       15,221,995              25,119          270,294        6,422           301,835
                             ---------------       -------------------------------------------------------------
Net Premiums                      26,767,636             127,330           37,587       56,523           221,440
                             ===============       =============================================================
Percentage of Amount Assumed            0.07%               0.08%          -88.82%           -            -15.02%
to Net

                                                                  Premiums and Other Considerations
                                  Life             -------------------------------------------------------------
                               Insurance                               Accident
         2002                   in Force                Life          and Health      Annuity        Total
         ----                -----------------------------------------------------------------------------------
Gross Premiums                    44,235,453              145,331           318,180     121,882          585,393
     Assumed - Nonaffiliated               -                                    274           -              274
     Assumed - Affiliated             32,236                    -            33,385           -           33,385
                             ---------------       -------------------------------------------------------------
Total Assumed                         32,236                    -            33,659           -           33,659

     Ceded - Nonaffiliated        11,432,735               23,948            21,508       6,546           52,002
     Ceded - Affiliated               99,071                 (285)          287,241           -          286,956
                             ---------------       -------------------------------------------------------------
Total Ceded                       11,531,806               23,663           308,749       6,546          338,958
                             ---------------       -------------------------------------------------------------
Net Premiums                      32,735,883              121,668            43,090     115,336          280,094
                             ===============       =============================================================
Percentage of Amount Assumed             0.1%                 0.1%             78.1%          -             12.0%
to Net

        (b)     Reinsurance recoveries, which reduced death and other benefits, approximated $239,618,000 and $208,579,000, respectively, for each of the years ended December 31, 2004 and 2003.

                The Company's reinsurance arrangements do not relieve the
                Company from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                                      F-31

14.     Transactions with Related Parties

        (a)     The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health
                insurance risks. Premium income and commission ceded for 2004 was $317,052,000 and $20,133,000 respectively. Premium income and commission ceded for 2003 amounted to $250,580,000 and
                $19,719,000, respectively. Premium income and commission ceded to affiliates amounted to $286,956,000 and $19,671,000,
                respectively, for the year ended December 31, 2002.

        (b)     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31,
                2004, 2003 and 2002, the Company was charged $26,601,000,
                $25,800,000 and $48,756,000, respectively, for expenses
                attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $0, $0 and $17,155,000, respectively, for costs incurred by the Company but attributable to affiliates.

        (c)     The Company's insurance policy obligations are guaranteed by
                National Union Fire Insurance Company of Pittsburgh ("National
                Union"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against National Union. While National Union does not publish financial statements, it does file statutory annual and
                quarterly reports with the Pennsylvania Insurance Department, where such reports are available to the public.

        (b)     In 2003, the Company entered into a coinsurance/modified
                coinsurance agreement with AIG Life of Bermuda ("ALB"), an affiliate. The agreement has an effective date of January 1,
                2003. Under the agreement, ALB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the
                agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

                                      F-32

15. Restatement
    -----------

       Certain financial statement components as of December 31, 2003 and 2002 and for the years then ended have been restated. These restatements relate to the corrections of a general allowance for mortgage loans inappropriately set up prior to 2002, an overstatement of reserves in
       2002, cash flow information related to certain deposit-type products and other miscellaneous components.

       A summary of the adjustments made and their effect on the financial statements is presented below (in thousands):

                                                                As of and for the year ended      As of and for the year ended
                                                                     December 31, 2003                 December 31, 2002
                                                               ------------------------------     -----------------------------
                                                               As originally                      As originally
                                                                   stated        Restated            stated        Restated
                                                               ------------------------------     -----------------------------
     Balance Sheets
     --------------
        Mortgage loans on real estate                             $   456,767     $  470,767
        Amounts due from related parties                               89,049         94,749
        Total assets                                               14,572,439     14,631,760
        Amounts due to related parties                                 19,564         19,664
        Income taxes payable                                          207,963        216,468
        Other liabilities                                              53,563         48,863
        Total liabilities                                          13,249,456     13,292,982
        Accumulated other comprehensive income                        312,966        312,206
        Retained earnings                                             452,850        469,405
        Total liabilities and shareholders' equity                 14,572,439     14,631,760

     Statements of Income
     --------------------
        Net investment income                                         709,945        706,945         $  725,475     $  723,918
        Realized capital gains(losses)                                 22,817         24,217           (151,424)      (119,989)
        Death and other benefits                                      279,112        289,338            306,543        296,317
        Insurance acquisition and other operating expenses            156,346        153,321            155,383        159,139
        Deferred income tax expense                                    29,146         26,023            (30,532)       (18,494)
        Net income (loss)                                             111,874        106,076            (13,524)         8,829

     Statements of Shareholders' Equity
     ----------------------------------
        Change in net unrealized appreciation of
          investments - net of reclassifications                      259,290        259,485            254,988        225,623
        Deferred income tax expense on
          above changes                                               (89,629)       (89,697)           (92,098)       (81,820)
        Accumulated other comprehensive income                        312,966        312,206            145,424        144,537
        Retained earnings                                             452,850        469,405            352,576        374,929
        Total shareholders' equity                                  1,322,983      1,338,778            965,167        986,633
                                      F-33

15. Restatement - (continued)
    -------------------------

                                                                As of and for the year ended      As of and for the year ended
                                                                     December 31, 2003                 December 31, 2002
                                                               ------------------------------     -----------------------------
                                                               As originally                      As originally
                                                                   stated        Restated            stated        Restated
                                                               ------------------------------     -----------------------------
     Statements of Cash Flows
     ------------------------
        Change in other policyholders' contracts                       70,645        (80,007)           362,844       (268,539)
        Interest credited to policyholder contracts                         -        351,518                  -        407,524
        Change in income taxes - net                                   32,179         29,056            (56,917)       (44,879)
        Change in deferred policy acquisition costs                    37,377         37,272             29,499         29,812
        Realized capital (gains) losses                               (22,817)       (24,217)           151,424        119,989
        Change in other assets and liabilities - net                                                     25,293         32,450
        Net cash provided by operating activities                     157,611        348,051            416,916        203,483
        Change in policy loans                                         82,146         84,946            (16,431)       (19,231)
        Change in other long-term investments                          19,435         16,835             11,790         14,390
        Net cash provided by (used in) investing activities           168,283        168,483           (604,709)      (604,909)
        Net policyholder account deposits/withdrawals                (373,294)             -            200,066              -
        Deposits on policyholder contracts                                  -        185,933                  -      1,112,583
        Withdrawals on policyholder contracts                               -       (749,867)                 -       (698,884)
        Net cash provided by (used in) financing activities          (325,894)      (516,534)           187,132        400,765
                                      F-34

[LOGO] AIG AMERICAN GENERAL

                                                              Variable Account I
                                                                Variable Annuity

                                                                            2004
                                                                   Annual Report

                                                               December 31, 2004

                                                      AIG Life Insurance Company
                          A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of AIG Life Insurance  Company and Contract  Owners of
AIG Life Insurance Company Variable Account I

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts listed in Note A of AIG Life
Insurance Company Variable Account I (the "Separate Account") at December 31,
2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2004 by correspondence with the investment companies, provide a reasonable basis for our opinion.

As discussed in Note H to the financial statements, the Separate Account has restated net investment income (loss) and capital gain distributions from mutual funds for certain Sub-accounts for the year ended December 31, 2003, and the related investment income ratio for the years ended December 31, 2003, 2002, and
2001.

PRICEWATERHOUSECOOPERS LLP

April 29, 2005

                                     VA I-1

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS
December 31, 2004

                                                                Investment
                                                             securities - at   Due from (to) AIG Life
Sub-accounts                                                    fair value        Insurance Company       Net Assets
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                  $  1,330,043           $    (1)          $  1,330,042
AIM V.I. International Growth Fund - Series I                     1,382,786                (3)             1,382,783
AllianceBernstein Americas Government Income
   Portfolio - Class A                                           42,650,770                --             42,650,770
AllianceBernstein Global Bond Portfolio - Class A                17,405,747                --             17,405,747
AllianceBernstein Global Dollar Government
   Portfolio - Class A                                           20,036,569                --             20,036,569
AllianceBernstein Growth and Income Portfolio - Class A         259,529,993                (7)           259,529,986
AllianceBernstein Growth and Income Portfolio - Class B         206,838,619                (2)           206,838,617
AllianceBernstein Growth Portfolio - Class A                    102,993,524                --            102,993,524
AllianceBernstein Growth Portfolio - Class B                     56,401,003                --             56,401,003
AllianceBernstein High Yield Portfolio - Class A                 38,999,754                (1)            38,999,753
AllianceBernstein International Portfolio - Class A              46,553,633                --             46,553,633
AllianceBernstein International Value
   Portfolio - Class A                                           34,677,663                (3)            34,677,660
AllianceBernstein Money Market Portfolio - Class A               23,885,022            24,601             23,909,623
AllianceBernstein Money Market Portfolio - Class B               15,791,306            12,976             15,804,282
AllianceBernstein Premier Growth Portfolio - Class A            163,822,023                --            163,822,023
AllianceBernstein Premier Growth Portfolio - Class B             77,467,555                --             77,467,555
AllianceBernstein Real Estate Investment
   Portfolio - Class A                                           51,707,023                (6)            51,707,017
AllianceBernstein Small Cap Growth Portfolio - Class A           49,161,599                 1             49,161,600
AllianceBernstein Small Cap Value Portfolio - Class A            62,032,327                --             62,032,327
AllianceBernstein Technology Portfolio - Class A                 73,180,107                --             73,180,107
AllianceBernstein Technology Portfolio - Class B                 28,213,958                --             28,213,958
AllianceBernstein Total Return Portfolio - Class A              175,304,945                (5)           175,304,940
AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                           89,616,817                --             89,616,817
AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            3,199,890                (7)             3,199,883
AllianceBernstein U.S. Large Cap Blended Style
   Portfolio - Class B                                            2,414,174                --              2,414,174
AllianceBernstein Utility Income Portfolio - Class A             42,375,535                (1)            42,375,534
AllianceBernstein Value Portfolio - Class B                      79,244,076                (1)            79,244,075
AllianceBernstein Worldwide Privatization
   Portfolio - Class A                                           35,891,399                --             35,891,399
Delaware VIP Balanced Series - Standard class                       941,999                --                941,999
Delaware VIP Capital Reserves Series - Standard class               241,874               284                242,158
Delaware VIP Cash Reserves Series - Standard class                  469,999               238                470,237
Delaware VIP Growth Opportunities Series - Standard class         1,255,076                (1)             1,255,075
Delaware VIP High Yield Series - Standard class                     484,932                --                484,932
Delaware VIP Value Series - Standard class                        4,474,101                --              4,474,101
Dreyfus Stock Index Fund, Inc. - Initial shares                   8,338,761                (9)             8,338,752
Dreyfus VIF Small Company Stock Portfolio - Initial shares        2,053,328                (3)             2,053,325
Fidelity VIP Asset Manager Portfolio - Initial Class              6,974,219                --              6,974,219
Fidelity VIP Contrafund Portfolio - Initial Class                 3,658,658                (2)             3,658,656
Fidelity VIP Growth Portfolio - Initial Class                     6,003,964                --              6,003,964
Fidelity VIP High Income Portfolio - Initial Class                1,667,011                --              1,667,011
Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                                      3,371,298                --              3,371,298
Fidelity VIP Money Market Portfolio - Initial Class               3,099,313                --              3,099,313
Fidelity VIP Overseas Portfolio - Initial Class                     286,118                (2)               286,116
Mercury HW International VIP Portfolio                                   --                --                     --
Merrill Lynch American Balanced V.I. Fund - Class I                      --                --                     --
Merrill Lynch Basic Value V.I. Fund - Class I                     8,329,799                (9)             8,329,790

                                                                                                    Net assets
                                                             Contract owners   Contract owners   attributable to
                                                                - annuity       - accumulation   contract owner
Sub-accounts                                                     reserves          reserves          reserves
----------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                    $ 17,040        $  1,313,002      $  1,330,042
AIM V.I. International Growth Fund - Series I                          --           1,382,783         1,382,783
AllianceBernstein Americas Government Income
   Portfolio - Class A                                             39,032          42,611,738        42,650,770
AllianceBernstein Global Bond Portfolio - Class A                   4,210          17,401,537        17,405,747
AllianceBernstein Global Dollar Government
   Portfolio - Class A                                             21,283          20,015,286        20,036,569
AllianceBernstein Growth and Income Portfolio - Class A           467,784         259,062,202       259,529,986
AllianceBernstein Growth and Income Portfolio - Class B            84,163         206,754,454       206,838,617
AllianceBernstein Growth Portfolio - Class A                      111,784         102,881,740       102,993,524
AllianceBernstein Growth Portfolio - Class B                           --          56,401,003        56,401,003
AllianceBernstein High Yield Portfolio - Class A                    2,698          38,997,055        38,999,753
AllianceBernstein International Portfolio - Class A                67,541          46,486,092        46,553,633
AllianceBernstein International Value
   Portfolio - Class A                                                 --          34,677,660        34,677,660
AllianceBernstein Money Market Portfolio - Class A                 22,416          23,887,207        23,909,623
AllianceBernstein Money Market Portfolio - Class B                     --          15,804,282        15,804,282
AllianceBernstein Premier Growth Portfolio - Class A              405,864         163,416,159       163,822,023
AllianceBernstein Premier Growth Portfolio - Class B               13,513          77,454,042        77,467,555
AllianceBernstein Real Estate Investment
   Portfolio - Class A                                            129,535          51,577,482        51,707,017
AllianceBernstein Small Cap Growth Portfolio - Class A             83,865          49,077,735        49,161,600
AllianceBernstein Small Cap Value Portfolio - Class A                  --          62,032,327        62,032,327
AllianceBernstein Technology Portfolio - Class A                  125,319          73,054,788        73,180,107
AllianceBernstein Technology Portfolio - Class B                       --          28,213,958        28,213,958
AllianceBernstein Total Return Portfolio - Class A                138,876         175,166,064       175,304,940
AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                            115,608          89,501,209        89,616,817
AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                                 --           3,199,883         3,199,883
AllianceBernstein U.S. Large Cap Blended Style
   Portfolio - Class B                                                 --           2,414,174         2,414,174
AllianceBernstein Utility Income Portfolio - Class A                1,149          42,374,385        42,375,534
AllianceBernstein Value Portfolio - Class B                            --          79,244,075        79,244,075
AllianceBernstein Worldwide Privatization
   Portfolio - Class A                                             85,782          35,805,617        35,891,399
Delaware VIP Balanced Series - Standard class                          --             941,999           941,999
Delaware VIP Capital Reserves Series - Standard class                  --             242,158           242,158
Delaware VIP Cash Reserves Series - Standard class                     --             470,237           470,237
Delaware VIP Growth Opportunities Series - Standard class              --           1,255,075         1,255,075
Delaware VIP High Yield Series - Standard class                        --             484,932           484,932
Delaware VIP Value Series - Standard class                         26,982           4,447,119         4,474,101
Dreyfus Stock Index Fund, Inc. - Initial shares                    50,526           8,288,226         8,338,752
Dreyfus VIF Small Company Stock Portfolio - Initial shares             --           2,053,325         2,053,325
Fidelity VIP Asset Manager Portfolio - Initial Class               22,251           6,951,968         6,974,219
Fidelity VIP Contrafund Portfolio - Initial Class                  24,608           3,634,048         3,658,656
Fidelity VIP Growth Portfolio - Initial Class                      26,500           5,977,464         6,003,964
Fidelity VIP High Income Portfolio - Initial Class                     --           1,667,011         1,667,011
Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                                       61,370           3,309,928         3,371,298
Fidelity VIP Money Market Portfolio - Initial Class                    --           3,099,313         3,099,313
Fidelity VIP Overseas Portfolio - Initial Class                        --             286,116           286,116
Mercury HW International VIP Portfolio                                 --                  --                --
Merrill Lynch American Balanced V.I. Fund - Class I                    --                  --                --
Merrill Lynch Basic Value V.I. Fund - Class I                       5,969           8,323,821         8,329,790

                             See accompanying notes.

                                     VA I-2

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2004

                                                                Investment
                                                             securities - at   Due from (to) AIG Life
Sub-accounts                                                    fair value        Insurance Company       Net Assets
-----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Core Bond V.I. Fund - Class I                    $   506,005            $    --            $   506,005
Merrill Lynch Developing Capital Markets V.I
   Fund - Class I                                                       --                 --                     --
Merrill Lynch Domestic Money Market V.I. Fund - Class I            591,599                 (2)               591,597
Merrill Lynch Global Allocation V.I. Fund - Class I              1,332,504                 (2)             1,332,502
Merrill Lynch Global Growth V.I. Fund - Class I                    807,819                (10)               807,809
Merrill Lynch High Current Income V.I. Fund - Class I              894,162                 --                894,162
Merrill Lynch International Value V.I. Fund - Class I            2,166,236                 --              2,166,236
Merrill Lynch Large Cap Core V.I. Fund - Class I                 1,834,713                 (5)             1,834,708
Merrill Lynch Large Cap Growth V.I. Fund - Class I                 938,811                 --                938,811
Merrill Lynch Utilities and Telecommunications V.I
   Fund - Class I                                                  444,087                 --                444,087
Merrill Lynch Value Opportunities V.I. Fund - Class I            2,946,181                 (3)             2,946,178
UBS U.S. Allocation Portfolio                                   18,896,041                  7             18,896,048
UIF Core Plus Fixed Income Portfolio - Class I                      37,169                 --                 37,169
UIF Equity Growth Portfolio - Class I                               32,867                 (2)                32,865
UIF Technology Portfolio - Class I                                  13,268                 --                 13,268
UIF Value Portfolio - Class I                                        2,734             (2,734)                    --
Van Eck Worldwide Emerging Markets Fund                            510,155                  7                510,162
Van Eck Worldwide Hard Assets Fund                                 364,401                 --                364,401
Vanguard 500 Index Fund                                              8,292                  8                  8,300
Vanguard GNMA Fund                                                  33,095                 --                 33,095
Vanguard Health Care Fund                                           67,834                 (4)                67,830
Vanguard Inflation-Protected Securities Fund                        23,995                 (3)                23,992
Vanguard LifeStrategy Conservative Growth Fund                      34,379                 (5)                34,374
Vanguard LifeStrategy Growth Fund                                   96,576                 (2)                96,574
Vanguard LifeStrategy Income Fund                                  148,456                 (4)               148,452
Vanguard LifeStrategy Moderate Growth Fund                         292,373                 --                292,373
Vanguard Prime Money Market Fund                                     4,992                 (7)                 4,985
Vanguard PRIMECAP Fund                                               3,111                 (7)                 3,104
Vanguard Total Bond Market Index Fund                                9,545                (10)                 9,535
Vanguard Total International Stock Index Fund                      271,666                 --                271,666
Vanguard U.S. Growth Fund                                            4,876                 (1)                 4,875
Vanguard VIF Balanced Portfolio                                  1,848,551                 --              1,848,551
Vanguard VIF Capital Growth Portfolio                               67,212                 (1)                67,211
Vanguard VIF Diversified Value Portfolio                           184,458                 (1)               184,457
Vanguard VIF Equity Income Portfolio                               204,337                (10)               204,327
Vanguard VIF Equity Index Portfolio                                103,272                 (3)               103,269
Vanguard VIF Growth Portfolio                                       14,759                 --                 14,759
Vanguard VIF High Yield Bond Portfolio                              17,085                 (2)                17,083
Vanguard VIF International Portfolio                                78,448                 (2)                78,446
Vanguard VIF Mid-Cap Index Portfolio                                58,641                 (2)                58,639
Vanguard VIF Money Market Portfolio                                  4,434                 (1)                 4,433
Vanguard VIF REIT Index Portfolio                                   77,503                 (6)                77,497
Vanguard VIF Short-Term Investment-Grade Portfolio                  49,223                 (4)                49,219
Vanguard VIF Small Company Growth Portfolio                         47,446                 (1)                47,445
Vanguard VIF Total Bond Market Index Portfolio                     204,512                 (2)               204,510
Vanguard VIF Total Stock Market Index Portfolio                    681,258                 --                681,258
Vanguard Wellington Fund                                             2,951                 --                  2,951
Vanguard Windsor Fund                                                2,999                 (3)                 2,996

                                                                                                    Net assets
                                                             Contract owners   Contract owners   attributable to
                                                                - annuity       - accumulation   contract owner
Sub-accounts                                                     reserves          reserves          reserves
----------------------------------------------------------------------------------------------------------------
Merrill Lynch Core Bond V.I. Fund - Class I                    $       --        $   506,005       $   506,005
Merrill Lynch Developing Capital Markets V.I
   Fund - Class I                                                      --                 --                --
Merrill Lynch Domestic Money Market V.I. Fund - Class I                --            591,597           591,597
Merrill Lynch Global Allocation V.I. Fund - Class I                    --          1,332,502         1,332,502
Merrill Lynch Global Growth V.I. Fund - Class I                        --            807,809           807,809
Merrill Lynch High Current Income V.I. Fund - Class I                  --            894,162           894,162
Merrill Lynch International Value V.I. Fund - Class I                  --          2,166,236         2,166,236
Merrill Lynch Large Cap Core V.I. Fund - Class I                    5,443          1,829,265         1,834,708
Merrill Lynch Large Cap Growth V.I. Fund - Class I                     --            938,811           938,811
Merrill Lynch Utilities and Telecommunications V.I
   Fund - Class I                                                      --            444,087           444,087
Merrill Lynch Value Opportunities V.I. Fund - Class I                  --          2,946,178         2,946,178
UBS U.S. Allocation Portfolio                                       5,553         18,890,495        18,896,048
UIF Core Plus Fixed Income Portfolio - Class I                     37,169                 --            37,169
UIF Equity Growth Portfolio - Class I                              32,865                 --            32,865
UIF Technology Portfolio - Class I                                 13,268                 --            13,268
UIF Value Portfolio - Class I                                          --                 --                --
Van Eck Worldwide Emerging Markets Fund                                --            510,162           510,162
Van Eck Worldwide Hard Assets Fund                                     --            364,401           364,401
Vanguard 500 Index Fund                                             8,300                 --             8,300
Vanguard GNMA Fund                                                 33,095                 --            33,095
Vanguard Health Care Fund                                          67,830                 --            67,830
Vanguard Inflation-Protected Securities Fund                       23,992                 --            23,992
Vanguard LifeStrategy Conservative Growth Fund                     34,374                 --            34,374
Vanguard LifeStrategy Growth Fund                                  96,574                 --            96,574
Vanguard LifeStrategy Income Fund                                 148,452                 --           148,452
Vanguard LifeStrategy Moderate Growth Fund                        292,373                 --           292,373
Vanguard Prime Money Market Fund                                    4,985                 --             4,985
Vanguard PRIMECAP Fund                                              3,104                 --             3,104
Vanguard Total Bond Market Index Fund                               9,535                 --             9,535
Vanguard Total International Stock Index Fund                     271,666                 --           271,666
Vanguard U.S. Growth Fund                                           4,875                 --             4,875
Vanguard VIF Balanced Portfolio                                 1,848,551                 --         1,848,551
Vanguard VIF Capital Growth Portfolio                              67,211                 --            67,211
Vanguard VIF Diversified Value Portfolio                          184,457                 --           184,457
Vanguard VIF Equity Income Portfolio                              204,327                 --           204,327
Vanguard VIF Equity Index Portfolio                               103,269                 --           103,269
Vanguard VIF Growth Portfolio                                      14,759                 --            14,759
Vanguard VIF High Yield Bond Portfolio                             17,083                 --            17,083
Vanguard VIF International Portfolio                               78,446                 --            78,446
Vanguard VIF Mid-Cap Index Portfolio                               58,639                 --            58,639
Vanguard VIF Money Market Portfolio                                 4,433                 --             4,433
Vanguard VIF REIT Index Portfolio                                  77,497                 --            77,497
Vanguard VIF Short-Term Investment-Grade Portfolio                 49,219                 --            49,219
Vanguard VIF Small Company Growth Portfolio                        47,445                 --            47,445
Vanguard VIF Total Bond Market Index Portfolio                    204,510                 --           204,510
Vanguard VIF Total Stock Market Index Portfolio                   681,258                 --           681,258
Vanguard Wellington Fund                                            2,951                 --             2,951
Vanguard Windsor Fund                                               2,996                 --             2,996

                             See accompanying notes.

                                     VA I-3

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

                                                                                                                          C+D+E+F
                                                                                                                          Increase
                                                   B                                                           F         (decrease)
                                     A       Mortality and                       D             E          Net Change         in
                                 Dividends   expense risk       A+B=C      Net realized   Capital gain   in unrealized   net assets
                                   from           and            Net       gain (loss)   distributions   appreciation    resulting
                                  mutual    administrative    investment        on        from mutual   (depreciation)      from
Sub-accounts                       funds        charges     income (loss)   investments      funds      of investments   operations
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
   Fund - Series I              $       --   $   (20,015)    $   (20,015)  $   (201,761)   $       --    $   275,765    $    53,989
AIM V.I. International Growth
   Fund - Series I                   7,873       (15,124)         (7,251)        28,054            --        211,872        232,675
AllianceBernstein Americas
   Government Income Portfolio
   - Class A                     2,455,996      (662,904)      1,793,092        569,172            --       (971,095)     1,391,169
AllianceBernstein Global Bond
   Portfolio - Class A             983,970      (240,047)        743,923        700,509       344,517       (442,150)     1,346,799
AllianceBernstein Global
   Dollar Government Portfolio
   - Class A                     1,378,257      (275,846)      1,102,411      2,188,407            --     (1,779,552)     1,511,266
AllianceBernstein Growth and
   Income Portfolio - Class A    2,412,935    (3,736,360)     (1,323,425)     1,069,387            --     24,660,881     24,406,843
AllianceBernstein Growth and
   Income Portfolio - Class B    1,473,953    (2,814,002)     (1,340,049)      (435,072)           --     20,221,933     18,446,812
AllianceBernstein Growth
   Portfolio - Class A                  --    (1,459,491)     (1,459,491)   (12,686,458)           --     26,687,883     12,541,934
AllianceBernstein Growth
   Portfolio - Class B                  --      (773,690)       (773,690)    (2,230,910)           --      9,610,052      6,605,452
AllianceBernstein High Yield
   Portfolio - Class A           2,572,578      (557,749)      2,014,829       (739,070)           --      1,129,560      2,405,319
AllianceBernstein
   International Portfolio
   - Class A                       116,379      (599,270)       (482,891)     1,799,349            --      5,127,390      6,443,848
AllianceBernstein
   International Value
   Portfolio - Class A             138,516      (377,942)       (239,426)     1,078,738        57,253      5,327,513      6,224,078
AllianceBernstein Money Market
   Portfolio - Class A             222,427      (459,214)       (236,787)            --            --             --       (236,787)
AllianceBernstein Money Market
   Portfolio - Class B             106,534      (377,017)       (270,483)            --            --             --       (270,483)
AllianceBernstein Premier
   Growth Portfolio - Class A           --    (2,417,334)     (2,417,334)   (24,050,471)           --     37,215,176     10,747,371
AllianceBernstein Premier
   Growth Portfolio - Class B           --    (1,108,814)     (1,108,814)    (5,500,776)           --     11,503,420      4,893,830
AllianceBernstein Real Estate
   Investment Portfolio -
   Class A                         952,764      (595,539)        357,225      3,532,343            --      8,955,529     12,845,097
AllianceBernstein Small Cap
   Growth Portfolio - Class A           --      (677,608)       (677,608)      (499,251)           --      6,812,961      5,636,102
AllianceBernstein Small Cap
   Value Portfolio - Class A       103,024      (789,579)       (686,555)     2,414,764     1,324,596      6,318,898      9,371,703
AllianceBernstein Technology
   Portfolio - Class A                  --    (1,068,381)     (1,068,381)   (22,276,039)           --     25,558,161      2,213,741
AllianceBernstein Technology
   Portfolio - Class B                  --      (418,334)       (418,334)    (5,133,234)           --      6,404,119        852,551
AllianceBernstein Total Return
   Portfolio - Class A           3,781,222    (2,414,157)      1,367,065        401,487            --     10,788,956     12,557,508
AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio -
   Class A                       2,749,830    (1,380,926)      1,368,904      1,292,229     2,765,192     (3,225,980)     2,200,345
AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio -
   Class B                          89,596       (47,885)         41,711         38,993        95,996       (109,505)        67,195
AllianceBernstein U.S. Large
   Cap Blended Style Portfolio
   - Class B                         1,404       (26,807)        (25,403)        84,643            --        134,137        193,377
AllianceBernstein Utility
   Income Portfolio - Class A      817,818      (535,345)        282,473     (2,037,418)           --      9,713,629      7,958,684
AllianceBernstein Value
   Portfolio - Class B             624,571    (1,005,022)       (380,451)     1,121,672            --      7,492,132      8,233,353
AllianceBernstein Worldwide
   Privatization Portfolio -
   Class A                          69,051      (416,911)       (347,860)       313,693            --      6,455,393      6,421,226
Delaware VIP Balanced Series -
   Standard class                   24,421       (13,655)         10,766        (63,701)           --         92,818         39,883
Delaware VIP Capital Reserves
   Series - Standard class          10,904        (3,081)          7,823            383            --         (2,233)         5,973
Delaware VIP Cash Reserves
   Series - Standard class           4,441        (6,324)         (1,883)            --            --             --         (1,883)
Delaware VIP Growth
   Opportunities Series -
   Standard class                       --       (14,127)        (14,127)       (32,346)           --        170,358        123,885
Delaware VIP High Yield Series
   - Standard class                 39,672        (6,910)         32,762        (84,176)           --        108,568         57,154
Delaware VIP Value Series -
   Standard class                   76,946       (57,084)         19,862         (2,528)           --        547,156        564,490
Dreyfus Stock Index Fund, Inc.
   - Initial shares                152,516      (123,367)         29,149       (327,465)           --      1,010,749        712,433
Dreyfus VIF Small Company
   Stock Portfolio -
   Initial shares                       --       (25,417)        (25,417)       111,018       122,358         83,295        291,254
Fidelity VIP Asset Manager
   Portfolio - Initial Class       223,638      (107,110)        116,528       (302,060)           --        460,927        275,395
Fidelity VIP Contrafund
   Portfolio - Initial Class        12,209       (48,963)        (36,754)       (19,477)           --        510,536        454,305
Fidelity VIP Growth Portfolio
   - Initial Class                  19,383       (93,787)        (74,404)      (742,349)           --        907,272         90,519
Fidelity VIP High Income
   Portfolio - Initial Class       149,980       (23,502)        126,478         56,683            --        (63,178)       119,983
Fidelity VIP Investment Grade
   Bond Portfolio - Initial
   Class                           169,450       (51,907)        117,543         26,875       121,885       (160,330)       105,973
Fidelity VIP Money Market
   Portfolio - Initial Class        43,015       (51,250)         (8,235)            --            --             --         (8,235)
Fidelity VIP Overseas
   Portfolio - Initial Class         3,929        (4,326)           (397)       (36,070)           --         70,350         33,883
Mercury HW International VIP
   Portfolio                            --            --              --             --            --             --             --
Merrill Lynch American
   Balanced V.I. Fund -
   Class I                              --            --              --             --            --             --             --

                             See accompanying notes.

                                     VA I-4

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2004

                                                                                                                           C+D+E+F
                                                                                                                           Increase
                                                    B                                                           F         (decrease)
                                      A       Mortality and                       D             E          Net Change         in
                                  Dividends   expense risk       A+B=C      Net realized   Capital gain   in unrealized   net assets
                                    from           and            Net       gain (loss)   distributions   appreciation    resulting
                                   mutual    administrative    investment        on        from mutual   (depreciation)      from
Sub-accounts                        funds        charges     income (loss)   investments      funds      of investments   operations
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value V.I
   Fund - Class I                 $ 89,202     $(114,494)      $(25,292)    $    74,216      $ 12,512      $  676,471    $  737,907
Merrill Lynch Core Bond V.I
   Fund - Class I                   18,507        (7,202)        11,305             941            --           2,347        14,593
Merrill Lynch Developing
   Capital Markets V.I. Fund -
   Class I                              --            --             --              --            --              --            --
Merrill Lynch Domestic Money
   Market V.I. Fund - Class I        5,026        (7,689)        (2,663)             --            --              --        (2,663)
Merrill Lynch Global Allocation
   V.I. Fund - Class I              38,653       (16,559)        22,094         (12,048)           --         138,273       148,319
Merrill Lynch Global Growth
   V.I. Fund - Class I              11,957       (10,684)         1,273         (70,333)           --         168,448        99,388
Merrill Lynch High Current
   Income V.I. Fund - Class I       65,026       (11,805)        53,221         (19,876)           --          48,750        82,095
Merrill Lynch International
   Value V.I. Fund - Class I        48,383       (27,253)        21,130          28,985            --         326,098       376,213
Merrill Lynch Large Cap Core
   V.I. Fund - Class I              14,756       (23,730)        (8,974)        (56,763)           --         313,863       248,126
Merrill Lynch Large Cap Growth
   V.I. Fund - Class I               2,120       (12,407)       (10,287)          5,009            --          61,685        56,407
Merrill Lynch Utilities and
   Telecommunications V.I. Fund
   - Class I                        10,481        (5,769)         4,712         (58,097)           --         141,659        88,274
Merrill Lynch Value
   Opportunities V.I. Fund -
   Class I                              --       (38,902)       (38,902)         42,683       326,962          18,629       349,372
UBS U.S. Allocation Portfolio      186,727      (271,417)       (84,690)     (1,116,491)           --       2,800,309     1,599,128
UIF Core Plus Fixed Income
   Portfolio - Class I               1,418          (282)         1,136              16            85              89         1,326
UIF Equity Growth Portfolio -
   Class I                              54          (238)          (184)            (92)           --           2,412         2,136
UIF Technology Portfolio -
   Class I                              --           (98)           (98)           (245)           --             (60)         (403)
UIF Value Portfolio - Class I           24           (18)             6               6            77             308           397
Van Eck Worldwide Emerging
   Markets Fund                      3,386        (7,803)        (4,417)        108,697            --          14,208       118,488
Van Eck Worldwide Hard Assets
   Fund                                430        (2,201)        (1,771)         33,067            --           8,268        39,564
Vanguard 500 Index Fund                147           (60)            87              26            --             644           757
Vanguard GNMA Fund                     448           (51)           397              34            --              55           486
Vanguard Health Care Fund              578          (189)           389             (58)        1,742           1,686         3,759
Vanguard Inflation-Protected
   Securities Fund                     831           (87)           744              22           123             509         1,398
Vanguard LifeStrategy
   Conservative Growth Fund            970          (253)           717             218            --           1,413         2,348
Vanguard LifeStrategy Growth
   Fund                              1,744          (416)         1,328             383            --           8,370        10,081
Vanguard LifeStrategy Income
   Fund                              4,339          (604)         3,735             103            --           2,462         6,300
Vanguard LifeStrategy Moderate
   Growth Fund                       7,180        (1,302)         5,878             676            --          19,374        25,928
Vanguard Prime Money Market
   Fund                                 57           (39)            18              --            --              --            18
Vanguard PRIMECAP Fund                  22           (22)            --              33            --             441           474
Vanguard Total Bond Market
   Index Fund                          217           (37)           180              (8)           10             (13)          169
Vanguard Total International
   Stock Index Fund                  5,390          (517)         4,873             756            --          39,227        44,856
Vanguard U.S. Growth Fund               14           (36)           (22)            (10)           --             317           285
Vanguard VIF Balanced Portfolio     15,825        (4,204)        11,621           4,637            --          92,308       108,566
Vanguard VIF Capital Growth
   Portfolio                            --          (112)          (112)             48            --           6,022         5,958
Vanguard VIF Diversified Value
   Portfolio                           373          (381)            (8)          2,684            --          20,091        22,767
Vanguard VIF Equity Income
   Portfolio                           114          (253)          (139)           (330)          576          10,762        10,869
Vanguard VIF Equity Index
   Portfolio                           455          (377)            78          (1,530)          897           8,347         7,792
Vanguard VIF Growth Portfolio           11           (60)           (49)           (627)           --           1,171           495
Vanguard VIF High Yield Bond
   Portfolio                           180           (43)           137             (26)           --             834           945
Vanguard VIF International
   Portfolio                           868          (336)           532           1,673            --           8,324        10,529
Vanguard VIF Mid-Cap Index
   Portfolio                           360          (229)           131             950            --           7,458         8,539
Vanguard VIF Money Market
   Portfolio                         1,991          (716)         1,275              --            --              --         1,275
Vanguard VIF REIT Index
   Portfolio                         1,059          (335)           724            (339)          702          12,902        13,989
Vanguard VIF Short-Term
   Investment-Grade Portfolio        1,256          (312)           944            (623)           --             710         1,031
Vanguard VIF Small Company
   Growth Portfolio                     19          (164)          (145)            505            --           5,868         6,228
Vanguard VIF Total Bond Market
   Index Portfolio                   8,433          (762)         7,671          (2,853)          277          (2,815)        2,280
Vanguard VIF Total Stock Market
   Index Portfolio                      75        (1,310)        (1,235)          2,335            75          75,829        77,004
Vanguard Wellington Fund                84           (22)            62              13            85             121           281
Vanguard Windsor Fund                   43           (21)            22              21            14             280           337

                             See accompanying notes.

                                     VA I-5

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Sub-accounts
                                                          -------------------------------------------------------------------------
                                                                                              AllianceBernstein
                                                                                AIM V.I.          Americas        AllianceBernstein
                                                          AIM V.I. Capital   International       Government          Global Bond
                                                            Appreciation     Growth Fund -   Income Portfolio -       Portfolio -
                                                            Fund Series I       Series I           Class A             Class A
                                                          ----------------   -------------   ------------------   -----------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                              $  (20,015)       $   (7,251)      $  1,793,092         $   743,923
   Net realized gain (loss) on investments                     (201,761)           28,054            569,172             700,509
   Capital gain distributions from mutual funds                      --                --                 --             344,517
   Net change in unrealized appreciation (depreciation)
      of investments                                            275,765           211,872           (971,095)           (442,150)
                                                             ----------        ----------       ------------         -----------
Increase (decrease) in net assets resulting from
   operations                                                    53,989           232,675          1,391,169           1,346,799
                                                             ----------        ----------       ------------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     6,440             2,920            272,181              75,392
   Administrative charges                                        (1,272)             (679)           (94,478)            (30,978)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                              (136,695)          313,791         (7,046,004)            544,671
   Contract withdrawals                                        (200,747)         (207,842)        (5,151,898)         (2,698,015)
   Surrender charges                                             (4,019)           (2,453)           (84,268)            (41,420)
   Death benefits                                                (6,624)          (19,982)          (698,437)           (300,969)
   Annuity payments                                              (1,120)               --            (14,360)             (6,134)
                                                             ----------        ----------       ------------         -----------
Increase (decrease) in net assets resulting from
   principal transactions                                      (344,037)           85,755        (12,817,264)         (2,457,453)
                                                             ----------        ----------       ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (290,048)          318,430        (11,426,095)         (1,110,654)

NET ASSETS:
   Beginning of year                                          1,620,090         1,064,353         54,076,865          18,516,401
                                                             ----------        ----------       ------------         -----------
   End of year                                               $1,330,042        $1,382,783       $ 42,650,770         $17,405,747
                                                             ==========        ==========       ============         ===========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                              $  (20,788)       $   (7,842)      $  2,015,757         $   861,720
   Net realized gain (loss) on investments                     (187,994)         (109,731)           936,750             883,231
   Capital gain distributions from mutual funds                      --                --                 --                  --
   Net change in unrealized appreciation (depreciation)
      of investments                                            572,451           328,113            666,179             302,516
                                                             ----------        ----------       ------------         -----------
Increase (decrease) in net assets resulting from
   operations                                                   363,669           210,540          3,618,686           2,047,467
                                                             ----------        ----------       ------------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    20,776             2,609          1,169,430             105,582
   Administrative charges                                        (1,357)             (614)          (127,193)            (31,927)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                               (27,320)         (185,984)        (8,046,660)          1,974,720
   Contract withdrawals                                        (127,891)         (139,297)        (6,971,445)         (2,414,291)
   Surrender charges                                             (3,252)           (5,044)          (132,101)            (42,115)
   Death benefits                                               (12,958)               --         (1,440,018)           (326,318)
   Annuity payments                                              (1,035)               --            (14,366)             (6,005)
                                                             ----------        ----------       ------------         -----------
Increase (decrease) in net assets resulting from
   principal transactions                                      (153,037)         (328,330)       (15,562,353)           (740,354)
                                                             ----------        ----------       ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         210,632          (117,790)       (11,943,667)          1,307,113

NET ASSETS:
   Beginning of year                                          1,409,458         1,182,143         66,020,532          17,209,288
                                                             ----------        ----------       ------------         -----------
   End of year                                               $1,620,090        $1,064,353       $ 54,076,865         $18,516,401
                                                             ==========        ==========       ============         ===========

                             See accompanying notes.

                                     VA I-6

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Sub-accounts
                                                       -----------------------------------------------------------------------------
                                                       AllianceBernstein
                                                         Global Dollar    AllianceBernstein   AllianceBernstein
                                                           Government         Growth and          Growth and       AllianceBernstein
                                                          Portfolio -     Income Portfolio -  Income Portfolio -  Growth Portfolio -
                                                            Class A             Class A             Class B             Class A
                                                       -----------------  ------------------  ------------------  ------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $  1,102,411       $  (1,323,425)      $  (1,340,049)      $  (1,459,491)
   Net realized gain (loss) on investments                  2,188,407           1,069,387            (435,072)        (12,686,458)
   Capital gain distributions from mutual funds                    --                  --                  --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                        (1,779,552)         24,660,881          20,221,933          26,687,883
                                                         ------------       -------------       -------------       -------------
Increase (decrease) in net assets resulting from
   operations                                               1,511,266          24,406,843          18,446,812          12,541,934
                                                         ------------       -------------       -------------       -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  72,626             452,774           1,585,139             219,907
   Administrative charges                                     (33,072)           (318,428)           (532,663)           (127,502)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                       (30,330)          1,319,344           5,229,828             502,183
   Contract withdrawals                                    (3,562,351)        (44,188,513)        (14,436,962)        (16,856,708)
   Surrender charges                                          (67,828)           (435,588)           (323,344)           (148,896)
   Death benefits                                            (485,680)         (6,224,582)         (3,343,908)         (2,035,448)
   Annuity payments                                            (2,168)           (241,888)             (4,670)           (157,736)
                                                         ------------       -------------       -------------       -------------
Increase (decrease) in net assets resulting from
   principal transactions                                  (4,108,803)        (49,636,881)        (11,826,580)        (18,604,200)
                                                         ------------       -------------       -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,597,537)        (25,230,038)          6,620,232          (6,062,266)

NET ASSETS:
   Beginning of year                                       22,634,106         284,760,024         200,218,385         109,055,790
                                                         ------------       -------------       -------------       -------------
   End of year                                           $ 20,036,569       $ 259,529,986       $ 206,838,617       $ 102,993,524
                                                         ============       =============       =============       =============

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                          $    901,320       $    (871,166)      $    (955,526)      $  (1,391,994)
   Net realized gain (loss) on investments                  1,797,122          (9,472,868)         (5,364,883)        (19,637,314)
   Capital gain distributions from mutual funds                    --                  --                  --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                         3,374,816          79,653,445          53,277,960          49,317,596
                                                         ------------       -------------       -------------       -------------
Increase (decrease) in net assets resulting from
   operations                                               6,073,258          69,309,411          46,957,551          28,288,288
                                                         ------------       -------------       -------------       -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 136,972             636,578           1,344,178             230,901
   Administrative charges                                     (37,688)           (296,368)           (464,926)           (119,754)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                       190,382           3,769,542           6,779,269             795,338
   Contract withdrawals                                    (2,478,728)        (30,080,241)        (10,013,686)        (12,466,165)
   Surrender charges                                          (39,625)           (321,819)           (254,890)           (117,891)
   Death benefits                                          (1,262,687)         (4,753,347)         (2,934,113)         (1,823,264)
   Annuity payments                                            (1,902)           (163,049)             (2,580)            (46,999)
                                                         ------------       -------------       -------------       -------------
Increase (decrease) in net assets resulting from
   principal transactions                                  (3,493,276)        (31,208,704)         (5,546,748)        (13,547,834)
                                                         ------------       -------------       -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     2,579,982          38,100,707          41,410,803          14,740,454

NET ASSETS:
   Beginning of year                                       20,054,124         246,659,317         158,807,582          94,315,336
                                                         ------------       -------------       -------------       -------------
   End of year                                           $ 22,634,106       $ 284,760,024       $ 200,218,385       $ 109,055,790
                                                         ============       =============       =============       =============

                             See accompanying notes.

                                     VA I-7

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                          Sub-accounts
                                                         ---------------------------------------------------------------------------
                                                                             AllianceBernstein  AllianceBernstein  AllianceBernstein
                                                         AllianceBernstein      High Yield        International      International
                                                         Growth Portfolio -     Portfolio -        Portfolio -     Value Portfolio -
                                                              Class B             Class A            Class A            Class A
                                                         ------------------  -----------------  -----------------  -----------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                             $  (773,690)        $ 2,014,829        $  (482,891)       $  (239,426)
   Net realized gain (loss) on investments                   (2,230,910)           (739,070)         1,799,349          1,078,738
   Capital gain distributions from mutual funds                      --                  --                 --             57,253
   Net change in unrealized appreciation (depreciation)
      of investments                                          9,610,052           1,129,560          5,127,390          5,327,513
                                                            -----------         -----------        -----------        -----------
Increase (decrease) in net assets resulting from
   operations                                                 6,605,452           2,405,319          6,443,848          6,224,078
                                                            -----------         -----------        -----------        -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                   284,756             112,582            260,091            198,053
   Administrative charges                                      (151,823)            (76,638)           (78,060)           (63,460)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                               197,937          (1,815,964)         3,272,101          8,983,027
   Contract withdrawals                                      (4,225,008)         (4,292,231)        (4,955,551)        (2,157,876)
   Surrender charges                                           (125,696)            (68,756)           (56,228)           (42,867)
   Death benefits                                            (1,087,147)           (671,426)          (801,794)          (587,909)
   Annuity payments                                                  --              (2,722)            (4,960)                --
                                                            -----------         -----------        -----------        -----------
Increase (decrease) in net assets resulting from
   principal transactions                                    (5,106,981)         (6,815,155)        (2,364,401)         6,328,968
                                                            -----------         -----------        -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,498,471          (4,409,836)         4,079,447         12,553,046

NET ASSETS:
   Beginning of year                                         54,902,532          43,409,589         42,474,186         22,124,614
                                                            -----------         -----------        -----------        -----------
   End of year                                              $56,401,003         $38,999,753        $46,553,633        $34,677,660
                                                            ===========         ===========        ===========        ===========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                             $  (667,761)        $ 1,699,196        $  (467,988)       $  (175,868)
   Net realized gain (loss) on investments                   (4,129,012)         (1,287,403)          (377,335)           (93,948)
   Capital gain distributions from mutual funds                      --                  --                 --                 --
   Net change in unrealized appreciation (depreciation)
      of investments                                         18,307,166           6,865,243         10,775,899          6,548,716
                                                            -----------         -----------        -----------        -----------
Increase (decrease) in net assets resulting from
   operations                                                13,510,393           7,277,036          9,930,576          6,278,900
                                                            -----------         -----------        -----------        -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                   313,449             298,320            109,159            164,058
   Administrative charges                                      (130,633)            (73,960)           (64,004)           (42,463)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                             3,081,999           9,444,676            404,254          3,510,619
   Contract withdrawals                                      (3,109,167)         (3,769,141)        (4,142,230)          (953,451)
   Surrender charges                                           (100,145)            (63,569)           (59,800)           (21,168)
   Death benefits                                              (851,392)         (1,869,794)          (929,266)          (316,757)
   Annuity payments                                                  --             (21,796)            (5,820)                --
                                                            -----------         -----------        -----------        -----------
Increase (decrease) in net assets resulting from
   principal transactions                                      (795,889)          3,944,736         (4,687,707)         2,340,838
                                                            -----------         -----------        -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      12,714,504          11,221,772          5,242,869          8,619,738

NET ASSETS:
   Beginning of year                                         42,188,028          32,187,817         37,231,317         13,504,876
                                                            -----------         -----------        -----------        -----------
   End of year                                              $54,902,532         $43,409,589        $42,474,186        $22,124,614
                                                            ===========         ===========        ===========        ===========

                             See accompanying notes.

                                     VA I-8

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                      Sub-accounts
                                                  ----------------------------------------------------------------------------------
                                                   AllianceBernstein    AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                      Money Market         Money Market       Premier Growth        Premier Growth
                                                  Portfolio - Class A  Portfolio - Class B  Portfolio - Class A  Portfolio - Class B
                                                  -------------------  -------------------  -------------------  -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                      $   (236,787)        $   (270,483)        $ (2,417,334)        $ (1,108,814)
   Net realized gain (loss) on investments                     --                   --          (24,050,471)          (5,500,776)
   Capital gain distributions from mutual funds                --                   --                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                            --                   --           37,215,176           11,503,420
                                                     ------------         ------------         ------------         ------------
Increase (decrease) in net assets resulting
   from operations                                       (236,787)            (270,483)          10,747,371            4,893,830
                                                     ------------         ------------         ------------         ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             117,249              492,532              366,739              723,610
   Administrative charges                                 (36,661)             (58,684)            (243,296)            (232,056)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                  (351,222)          (3,525,241)         (16,086,925)          (6,356,405)
   Contract withdrawals                               (10,310,503)         (13,005,447)         (20,853,292)          (5,337,018)
   Surrender charges                                     (112,194)            (382,278)            (273,056)            (144,879)
   Death benefits                                      (1,595,261)          (1,480,091)          (3,238,124)          (1,116,971)
   Annuity payments                                       359,972                   --             (231,118)                (407)
                                                     ------------         ------------         ------------         ------------
Increase (decrease) in net assets resulting from
   principal transactions                             (11,928,620)         (17,959,209)         (40,559,072)         (12,464,126)
                                                     ------------         ------------         ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (12,165,407)         (18,229,692)         (29,811,701)          (7,570,296)

NET ASSETS:
   Beginning of year                                   36,075,030           34,033,974          193,633,724           85,037,851
                                                     ------------         ------------         ------------         ------------
   End of year                                       $ 23,909,623         $ 15,804,282         $163,822,023         $ 77,467,555
                                                     ============         ============         ============         ============
For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                      $   (442,821)        $   (473,877)        $ (2,632,446)        $ (1,116,774)
   Net realized gain (loss) on investments                     --                   --          (31,218,395)          (7,387,696)
   Capital gain distributions from mutual funds                --                   --                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                            --                   --           70,680,852           24,006,110
                                                     ------------         ------------         ------------         ------------
Increase (decrease) in net assets resulting
   from operations                                       (442,821)            (473,877)          36,830,011           15,501,640
                                                     ------------         ------------         ------------         ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              67,676            1,698,584              838,136              738,242
   Administrative charges                                 (54,122)             (85,697)            (259,473)            (230,827)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                             (6,477,289)            (440,449)         (11,720,995)             231,154
   Contract withdrawals                               (23,186,996)         (11,563,924)         (19,110,383)          (5,112,103)
   Surrender charges                                     (295,336)            (269,024)            (303,172)            (164,984)
   Death benefits                                        (335,692)            (552,447)          (3,871,347)          (1,534,010)
Annuity payments                                          (18,016)                  --             (134,835)                  --
                                                     ------------         ------------         ------------         ------------
Increase (decrease) in net assets resulting from
   principal transactions                             (30,299,775)         (11,212,957)         (34,562,069)          (6,072,528)
                                                     ------------         ------------         ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (30,742,596)         (11,686,834)           2,267,942            9,429,112

NET ASSETS:
   Beginning of year                                   66,817,626           45,720,808          191,365,782           75,608,739
                                                     ------------         ------------         ------------         ------------
   End of year                                       $ 36,075,030         $ 34,033,974         $193,633,724         $ 85,037,851
                                                     ============         ============         ============         ============

                             See accompanying notes.

                                     VA I-9

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Sub-accounts
                                                  ----------------------------------------------------------------------------------
                                                   AllianceBernstein
                                                      Real Estate       AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                       Investment        Small Cap Growth     Small Cap Value        Technology
                                                  Portfolio - Class A  Portfolio - Class A  Portfolio - Class A  Portfolio - Class A
                                                  -------------------  -------------------  -------------------  -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $   357,225          $  (677,608)         $  (686,555)        $ (1,068,381)
   Net realized gain (loss) on investments              3,532,343             (499,251)           2,414,764          (22,276,039)
   Capital gain distributions from mutual funds                --                   --            1,324,596                   --
   Net change in unrealized appreciation
      (depreciation) of investments                     8,955,529            6,812,961            6,318,898           25,558,161
                                                      -----------          -----------          -----------         ------------
Increase (decrease) in net assets resulting
   from operations                                     12,845,097            5,636,102            9,371,703            2,213,741
                                                      -----------          -----------          -----------         ------------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             324,821              199,860              316,029              189,865
   Administrative charges                                 (86,725)             (94,295)            (135,626)            (114,756)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                              4,989,203              455,907            2,200,163           (5,465,494)
   Contract withdrawals                                (5,368,888)          (6,444,192)          (3,882,536)          (8,875,340)
   Surrender charges                                      (85,477)             (72,347)             (86,512)            (109,054)
   Death benefits                                        (882,449)            (589,313)          (1,040,358)            (871,382)
   Annuity payments                                       (13,676)             (19,231)                  --             (136,203)
                                                      -----------          -----------          -----------         ------------
Increase (decrease) in net assets resulting
   from principal transactions                         (1,123,191)          (6,563,611)          (2,628,840)         (15,382,364)
                                                      -----------          -----------          -----------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                11,721,906             (927,509)           6,742,863          (13,168,623)

NET ASSETS:
   Beginning of year                                   39,985,111           50,089,109           55,289,464           86,348,730
                                                      -----------          -----------          -----------         ------------
   End of year                                        $51,707,017          $49,161,600          $62,032,327         $ 73,180,107
                                                      ===========          ===========          ===========         ============
For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                       $   408,161          $  (566,971)         $  (350,845) +      $ (1,093,702)
   Net realized gain (loss) on investments              1,057,718           (3,346,893)             265,791          (28,771,813)
   Capital gain distributions from mutual funds                --                   --              583,498  +                --
   Net change in unrealized appreciation
      (depreciation) of investments                     9,441,843           19,701,025           14,174,752           57,043,744
                                                      -----------          -----------          -----------         ------------
Increase (decrease) in net assets resulting
   from operations                                     10,907,722           15,787,161           14,673,196           27,178,229
                                                      -----------          -----------          -----------         ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             204,094              242,966              478,891              259,127
   Administrative charges                                 (68,738)             (75,910)            (105,639)            (116,029)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                 2,060,971            3,801,667            6,402,097           (3,902,804)
   Contract withdrawals                                (3,207,558)          (4,588,865)          (2,803,766)          (8,320,764)
   Surrender charges                                      (71,269)             (66,820)             (74,527)            (131,871)
   Death benefits                                        (430,079)            (675,173)            (684,962)          (1,230,744)
   Annuity payments                                       (17,797)             (16,823)                  --              (38,613)
                                                      -----------          -----------          -----------         ------------
Increase (decrease) in net assets resulting
  from principal transactions                          (1,530,376)          (1,378,958)           3,212,094          (13,481,698)
                                                      -----------          -----------          -----------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,377,346           14,408,203           17,885,290           13,696,531

NET ASSETS:
   Beginning of year                                   30,607,765           35,680,906           37,404,174           72,652,199
                                                      -----------          -----------          -----------         ------------
   End of year                                        $39,985,111          $50,089,109          $55,289,464         $ 86,348,730
                                                      ===========          ===========          ===========         ============

                             See accompanying notes.

                                     VA I-10

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Sub-accounts
                                                  ----------------------------------------------------------------------------------
                                                                                             AllianceBernstein    AllianceBernstein
                                                                                                    U.S.                 U.S.
                                                   AllianceBernstein    AllianceBernstein     Government/High      Government/High
                                                       Technology          Total Return       Grade Securities     Grade Securities
                                                  Portfolio - Class B  Portfolio - Class A  Portfolio - Class A  Portfolio - Class B
                                                  -------------------  -------------------  -------------------  -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $  (418,334)        $  1,367,065         $  1,368,904          $   41,711
   Net realized gain (loss) on investments             (5,133,234)             401,487            1,292,229              38,993
   Capital gain distributions from mutual funds                --                   --            2,765,192              95,996
   Net change in unrealized appreciation
      (depreciation) of investments                     6,404,119           10,788,956           (3,225,980)           (109,505)
                                                      -----------         ------------         ------------          ----------
Increase (decrease) in net assets resulting
   from operations                                        852,551           12,557,508            2,200,345              67,195
                                                      -----------         ------------         ------------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             143,993            1,683,856              484,023                  --
   Administrative charges                                 (87,774)            (327,005)            (184,245)             (4,705)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                             (2,932,031)           6,554,227          (10,998,619)           (474,083)
   Contract withdrawals                                (2,639,093)         (17,387,083)         (12,580,913)           (167,293)
   Surrender charges                                     (111,586)            (229,925)            (198,096)             (4,581)
   Death benefits                                        (624,238)          (4,274,974)          (2,948,611)            (24,113)
   Annuity payments                                            --              (31,006)             (39,770)                 --
                                                      -----------         ------------         ------------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                              (6,250,729)         (14,011,910)         (26,466,231)           (674,775)
                                                      -----------         ------------         ------------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (5,398,178)          (1,454,402)         (24,265,886)           (607,580)

NET ASSETS:
   Beginning of year                                   33,612,136          176,759,342          113,882,703           3,807,463
                                                      -----------         ------------         ------------          ----------
   End of year                                        $28,213,958         $175,304,940         $ 89,616,817          $3,199,883
                                                      ===========         ============         ============          ==========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                       $  (402,818)        $  1,938,727         $  2,293,891 +        $   62,190 +
   Net realized gain (loss) on investments             (5,429,867)          (2,091,310)           3,169,852             141,143
   Capital gain distributions from mutual funds                --                   --            1,111,863 +            33,995 +
   Net change in unrealized appreciation
      (depreciation) of investments                    15,836,816           26,269,307           (3,505,133)           (141,886)
                                                      -----------         ------------         ------------          ----------
Increase (decrease) in net assets resulting from
   operations                                          10,004,131           26,116,724            3,070,473              95,442
                                                      -----------         ------------         ------------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             216,214            1,050,617              768,854                  --
   Administrative charges                                 (84,707)            (302,335)            (240,308)             (6,174)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                 1,096,723           15,553,261          (14,438,674)            (98,021)
   Contract withdrawals                                (1,547,240)         (14,796,449)         (14,737,272)           (204,084)
   Surrender charges                                      (54,842)            (181,508)            (254,217)             (4,517)
   Death benefits                                        (323,545)          (3,049,496)          (4,366,559)            (84,053)
   Annuity payments                                            --              (28,137)             (47,894)                 --
                                                      -----------         ------------         ------------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                                (697,397)          (1,754,047)         (33,316,070)           (396,849)
                                                      -----------         ------------         ------------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,306,734           24,362,677          (30,245,597)           (301,407)

NET ASSETS:
   Beginning of year                                   24,305,402          152,396,665          144,128,300           4,108,870
                                                      -----------         ------------         ------------          ----------
   End of year                                        $33,612,136         $176,759,342         $113,882,703          $3,807,463
                                                      ===========         ============         ============          ==========

                             See accompanying notes.

                                     VA I-11

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                       Sub-accounts
                                                 -----------------------------------------------------------------------------------
                                                  AllianceBernstein                                               AllianceBernstein
                                                    U.S. Large Cap      AllianceBernstein    AllianceBernstein        Worldwide
                                                    Blended Style         Utility Income     Value Portfolio -      Privatization
                                                 Portfolio - Class B   Portfolio - Class A        Class B        Portfolio - Class A
                                                 -------------------   -------------------   -----------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                      $  (25,403)           $   282,473          $  (380,451)         $  (347,860)
   Net realized gain (loss) on investments               84,643             (2,037,418)           1,121,672              313,693
   Capital gain distributions from mutual
      funds                                                  --                     --                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                     134,137              9,713,629            7,492,132            6,455,393
                                                     ----------            -----------          -----------          -----------
Increase (decrease) in net assets resulting
   from operations                                      193,377              7,958,684            8,233,353            6,421,226
                                                     ----------            -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               240                258,358              462,256               67,830
   Administrative charges                                (3,043)               (79,228)            (180,697)             (52,365)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                            1,246,522              1,416,678            7,809,288            3,840,810
   Contract withdrawals                                (199,530)            (3,964,991)          (4,479,183)          (3,700,800)
   Surrender charges                                     (1,898)               (60,854)             (98,472)             (37,768)
   Death benefits                                       (14,849)            (1,086,198)          (1,262,041)            (421,358)
   Annuity payments                                          --                 (1,015)                  --              (38,439)
                                                     ----------            -----------          -----------          -----------
Increase (decrease) in net assets resulting
   from principal transactions                        1,027,442             (3,517,250)           2,251,151             (342,090)
                                                     ----------            -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,220,819              4,441,434           10,484,504            6,079,136

NET ASSETS:
   Beginning of year                                  1,193,355             37,934,100           68,759,571           29,812,263
                                                     ----------            -----------          -----------          -----------
   End of year                                       $2,414,174            $42,375,534          $79,244,075          $35,891,399
                                                     ==========            ===========          ===========          ===========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                      $   (4,471)           $   634,791          $  (368,398)         $   (66,057)
   Net realized gain (loss) on investments                  924             (3,786,329)            (308,391)          (1,723,956)
   Capital gain distributions from mutual
      funds                                                  --                     --                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                      65,356              9,162,954           14,673,108           10,489,670
                                                     ----------            -----------          -----------          -----------
Increase (decrease) in net assets resulting
   from operations                                       61,809              6,011,416           13,996,319            8,699,657
                                                     ----------            -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                            35,500                288,965              658,039              105,541
   Administrative charges                                  (669)               (71,129)            (143,694)             (39,140)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                            1,105,450               (290,562)           9,394,913            1,143,366
   Contract withdrawals                                  (8,397)            (3,897,912)          (3,547,913)          (3,102,392)
   Surrender charges                                       (338)               (74,825)             (90,971)             (35,602)
   Death benefits                                            --               (623,645)            (949,028)            (390,772)
   Annuity payments                                          --                   (878)                  --              (23,543)
                                                     ----------            -----------          -----------          -----------
Increase (decrease) in net assets resulting
   from principal transactions                        1,131,546             (4,669,986)           5,321,346           (2,342,542)
                                                     ----------            -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,193,355              1,341,430           19,317,665            6,357,115

NET ASSETS:
   Beginning of year                                         --             36,592,670           49,441,906           23,455,148
                                                     ----------            -----------          -----------          -----------
   End of year                                       $1,193,355            $37,934,100          $68,759,571          $29,812,263
                                                     ==========            ===========          ===========          ===========

                             See accompanying notes.

                                     VA I-12

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                         Sub-accounts
                                                       -----------------------------------------------------------------------------
                                                                                                                     Delaware VIP
                                                                             Delaware VIP        Delaware VIP           Growth
                                                          Delaware VIP     Capital Reserves      Cash Reserves       Opportunities
                                                       Balanced Series -   Series - Standard   Series - Standard   Series - Standard
                                                         Standard class          class               class               class
                                                       -----------------   -----------------   -----------------   -----------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $   10,766           $  7,823           $   (1,883)         $  (14,127)
   Net realized gain (loss) on investments                    (63,701)               383                   --             (32,346)
   Capital gain distributions from mutual funds                    --                 --                   --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                            92,818             (2,233)                  --             170,358
                                                           ----------           --------           ----------          ----------
Increase (decrease) in net assets resulting from
   operations                                                  39,883              5,973               (1,883)            123,885
                                                           ----------           --------           ----------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --                 --                   --                  --
   Administrative charges                                        (657)              (131)                (243)               (305)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                      (153,449)              (262)             131,030              40,521
   Contract withdrawals                                      (131,371)            (9,833)            (149,695)            (34,731)
   Surrender charges                                               --                 --                   --                  --
   Death benefits                                                  --                 --                   --                  --
   Annuity payments                                                --                 --                   --                  --
                                                           ----------           --------           ----------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                                    (285,477)           (10,226)             (18,908)              5,485
                                                           ----------           --------           ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (245,594)            (4,253)             (20,791)            129,370
NET ASSETS:
   Beginning of year                                        1,187,593            246,411              491,028           1,125,705
                                                           ----------           --------           ----------          ----------
   End of year                                             $  941,999           $242,158           $  470,237          $1,255,075
                                                           ==========           ========           ==========          ==========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                            $   24,195           $  7,797           $   (3,972)         $  (12,461)
   Net realized gain (loss) on investments                   (122,388)             3,996                   --             (69,173)
   Capital gain distributions from mutual funds                    --                 --                   --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                           298,805             (1,229)                  --             405,838
                                                           ----------           --------           ----------          ----------
Increase (decrease) in net assets resulting from
   operations                                                 200,612             10,564               (3,972)            324,204
                                                           ----------           --------           ----------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --                 --                   --                  --
   Administrative charges                                        (847)              (178)                (373)               (347)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                        (7,086)            (8,234)            (126,846)             (3,346)
   Contract withdrawals                                      (277,476)           (88,445)            (658,879)            (43,027)
   Surrender charges                                               --                 --                   --                  --
   Death benefits                                             (37,044)                --                   --                  --
   Annuity payments                                                --                 --                   --              (2,112)
                                                           ----------           --------           ----------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                                    (322,453)           (96,857)            (786,098)            (48,832)
                                                           ----------           --------           ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (121,841)           (86,293)            (790,070)            275,372
NET ASSETS:
   Beginning of year                                        1,309,434            332,704            1,281,098             850,333
                                                           ----------           --------           ----------          ----------
   End of year                                             $1,187,593           $246,411           $  491,028          $1,125,705
                                                           ==========           ========           ==========          ==========

                             See accompanying notes.

                                     VA I-13

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Sub-accounts
                                                       -----------------------------------------------------------------------------
                                                                                                                 Dreyfus VIF Small
                                                       Delaware VIP High    Delaware VIP      Dreyfus Stock         Company Stock
                                                         Yield Series -    Value Series -   Index Fund, Inc. -   Portfolio - Initial
                                                         Standard class    Standard class     Initial shares           shares
                                                       -----------------   --------------   ------------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $  32,762         $   19,862         $    29,149          $  (25,417)
   Net realized gain (loss) on investments                   (84,176)            (2,528)           (327,465)            111,018
   Capital gain distributions from mutual funds                   --                 --                  --             122,358
   Net change in unrealized appreciation
      (depreciation) of investments                          108,568            547,156           1,010,749              83,295
                                                           ---------         ----------         -----------          ----------
Increase (decrease) in net assets resulting from
   operations                                                 57,154            564,490             712,433             291,254
                                                           ---------         ----------         -----------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --                 --              39,388               3,180
   Administrative charges                                       (420)            (2,382)             (7,964)               (902)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                      (35,022)            (5,815)           (148,715)            127,036
   Contract withdrawals                                     (200,234)          (844,410)         (1,872,168)           (208,122)
   Surrender charges                                              --                 --             (28,544)             (4,386)
   Death benefits                                                 --                 --            (140,140)            (93,349)
   Annuity payments                                               --             (5,527)             (5,006)                 --
                                                           ---------         ----------         -----------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                                   (235,676)          (858,134)         (2,163,149)           (176,543)
                                                           ---------         ----------         -----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (178,522)          (293,644)         (1,450,716)            114,711
NET ASSETS:
   Beginning of year                                         663,454          4,767,745           9,789,468           1,938,614
                                                           ---------         ----------         -----------          ----------
   End of year                                             $ 484,932         $4,474,101         $ 8,338,752          $2,053,325
                                                           =========         ==========         ===========          ==========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                            $  38,057         $   33,095         $     6,186          $  (19,553)
   Net realized gain (loss) on investments                   (17,734)          (155,686)           (587,277)            (24,656)
   Capital gain distributions from mutual funds                   --                 --                  --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                          126,098          1,251,059           2,756,509             572,382
                                                           ---------         ----------         -----------          ----------
Increase (decrease) in net assets resulting from
   operations                                                146,421          1,128,468           2,175,418             528,173
                                                           ---------         ----------         -----------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --                 --              36,255               2,730
   Administrative charges                                       (487)            (2,867)             (8,662)               (902)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                          (68)           150,727              (4,234)             97,374
   Contract withdrawals                                      (48,615)          (990,566)         (1,298,629)           (148,960)
   Surrender charges                                              --                 --             (17,658)             (1,184)
   Death benefits                                                 --            (15,175)           (105,573)              2,247
   Annuity payments                                               --             (4,308)             (4,501)                 --
                                                           ---------         ----------         -----------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                                    (49,170)          (862,189)         (1,403,002)            (48,695)
                                                           ---------         ----------         -----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       97,251            266,279             772,416             479,478
NET ASSETS:
   Beginning of year                                         566,203          4,501,466           9,017,052           1,459,136
                                                           ---------         ----------         -----------          ----------
   End of year                                             $ 663,454         $4,767,745         $ 9,789,468          $1,938,614
                                                           =========         ==========         ===========          ==========

                             See accompanying notes.

                                     VA I-14

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Sub-accounts
                                                  ---------------------------------------------------------------------------------
                                                                            Fidelity VIP
                                                  Fidelity VIP Asset         Contrafund         Fidelity VIP      Fidelity VIP High
                                                   Manager Portfolio -  Portfolio - Initial  Growth Portfolio -  Income Portfolio -
                                                     Initial Class             Class            Initial Class       Initial Class
                                                  --------------------  -------------------  ------------------  ------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $   116,528           $  (36,754)         $   (74,404)         $  126,478
   Net realized gain (loss) on investments               (302,060)             (19,477)            (742,349)             56,683
   Capital gain distributions from mutual funds                --                   --                   --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                       460,927              510,536              907,272             (63,178)
                                                      -----------           ----------          -----------          ----------
Increase (decrease) in net assets resulting from
   operations                                             275,395              454,305               90,519             119,983
                                                      -----------           ----------          -----------          ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              17,723               11,122               20,098               1,350
   Administrative charges                                  (4,331)              (2,955)              (6,709)             (1,083)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                  (193,104)             200,815             (258,607)             92,016
   Contract withdrawals                                (1,536,689)            (472,499)          (1,409,931)           (395,887)
   Surrender charges                                      (36,015)              (8,057)             (19,457)             (3,350)
   Death benefits                                        (156,633)             (38,448)                 194                 112
   Annuity payments                                        (2,472)              (1,569)              (2,960)                 --
                                                      -----------           ----------          -----------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                              (1,911,521)            (311,591)          (1,677,372)           (306,842)
                                                      -----------           ----------          -----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,636,126)             142,714           (1,586,853)           (186,859)

NET ASSETS:
   Beginning of year                                    8,610,345            3,515,942            7,590,817           1,853,870
                                                      -----------           ----------          -----------          ----------
   End of year                                        $ 6,974,219           $3,658,656          $ 6,003,964          $1,667,011
                                                      ===========           ==========          ===========          ==========
For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                       $   195,267           $  (30,538)         $   (78,105)         $  110,959
   Net realized gain (loss) on investments               (367,141)            (266,933)          (1,019,011)              2,886
   Capital gain distributions from mutual funds                --                   --                   --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                     1,427,372            1,085,702            2,987,740             291,611
                                                      -----------           ----------          -----------          ----------
Increase (decrease) in net assets resulting from
   operations                                           1,255,498              788,231            1,890,624             405,456
                                                      -----------           ----------          -----------          ----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              13,620               13,942               37,895               1,973
   Administrative charges                                  (4,754)              (3,175)              (7,481)             (1,077)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                  (168,111)            (187,501)             (80,912)            108,881
   Contract withdrawals                                  (759,269)            (518,740)          (1,045,359)           (388,345)
   Surrender charges                                      (10,361)             (14,123)             (19,167)             (6,520)
   Death benefits                                        (149,940)             (11,746)             (34,464)            (18,952)
   Annuity payments                                        (2,383)              (1,372)              (2,740)                 --
                                                      -----------           ----------          -----------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                              (1,081,198)            (722,715)          (1,152,228)           (304,040)
                                                      -----------           ----------          -----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   174,300               65,516              738,396             101,416

NET ASSETS:
   Beginning of year                                    8,436,045            3,450,426            6,852,421           1,752,454
                                                      -----------           ----------          -----------          ----------
   End of year                                        $ 8,610,345           $3,515,942          $ 7,590,817          $1,853,870
                                                      ===========           ==========          ===========          ==========

                             See accompanying notes.

                                     VA I-15

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                         Sub-accounts
                                                         ---------------------------------------------------------------------------
                                                           Fidelity VIP
                                                         Investment Grade  Fidelity VIP Money     Fidelity VIP         Mercury HW
                                                         Bond Portfolio -  Market Portfolio -  Overseas Portfolio  International VIP
                                                           Initial Class      Initial Class      - Initial Class       Portfolio
                                                         ----------------  ------------------  ------------------  -----------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $   117,543        $    (8,235)         $    (397)         $        --
   Net realized gain (loss) on investments                      26,875                 --            (36,070)                  --
   Capital gain distributions from mutual funds                121,885                 --                 --                   --
   Net change in unrealized appreciation (depreciation)
      of investments                                          (160,330)                --             70,350                   --
                                                           -----------        -----------          ---------          -----------
Increase (decrease) in net assets resulting from
   operations                                                  105,973             (8,235)            33,883                   --
                                                           -----------        -----------          ---------          -----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    8,509             11,998              2,340                   --
   Administrative charges                                       (2,280)            (2,334)              (357)                  --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                             (115,340)          (648,767)            (5,745)                  --
   Contract withdrawals                                       (851,002)        (1,298,063)          (148,972)                  --
   Surrender charges                                           (10,709)           (15,181)               (23)                  --
   Death benefits                                               (4,223)                --                 --                   --
   Annuity payments                                             (5,829)                --                 --                   --
                                                           -----------        -----------          ---------          -----------
Increase (decrease) in net assets resulting from
   principal transactions                                     (980,874)        (1,952,347)          (152,757)                  --
                                                           -----------        -----------          ---------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (874,901)        (1,960,582)          (118,874)                  --

NET ASSETS:
   Beginning of year                                         4,246,199          5,059,895            404,990                   --
                                                           -----------        -----------          ---------          -----------
   End of year                                             $ 3,371,298        $ 3,099,313          $ 286,116          $        --
                                                           ===========        ===========          =========          ===========
For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                            $   141,023 +      $   (26,335)         $  (2,272)         $   (17,172)
   Net realized gain (loss) on investments                     163,110                 --           (134,551)            (105,257)
   Capital gain distributions from mutual funds                 75,377 +               --                 --                   --
   Net change in unrealized appreciation (depreciation)
      of investments                                          (202,490)                --            301,761              477,571
                                                           -----------        -----------          ---------          -----------
Increase (decrease) in net assets resulting from
   operations                                                  177,020            (26,335)           164,938              355,142
                                                           -----------        -----------          ---------          -----------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    5,094             17,563              2,750                  120
   Administrative charges                                       (3,444)            (3,823)              (406)              (2,700)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                           (1,517,123)        (1,677,225)          (149,452)          (1,635,297)
   Contract withdrawals                                     (1,179,174)        (2,212,437)           (94,443)             (17,278)
   Surrender charges                                            (8,043)           (45,339)              (107)                (637)
   Death benefits                                              (59,851)           (53,356)           (12,274)            (104,960)
   Annuity payments                                             (5,946)                --                 --                   --
                                                           -----------        -----------          ---------          -----------
Increase (decrease) in net assets resulting from
   principal transactions                                   (2,768,487)        (3,974,617)          (253,932)          (1,760,752)
                                                           -----------        -----------          ---------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (2,591,467)        (4,000,952)           (88,994)          (1,405,610)

NET ASSETS:
   Beginning of year                                         6,837,666          9,060,847            493,984            1,405,610
                                                           -----------        -----------          ---------          -----------
   End of year                                             $ 4,246,199        $ 5,059,895          $ 404,990          $        --
                                                           ===========        ===========          =========          ===========

                             See accompanying notes.

                                     VA I-16

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                         Sub-accounts
                                                         ---------------------------------------------------------------------------
                                                         Merrill Lynch                                               Merrill Lynch
                                                            American     Merrill Lynch Basic  Merrill Lynch Core  Developing Capital
                                                         Balanced V.I.    Value V.I. Fund -    Bond V.I. Fund -   Markets V.I. Fund
                                                         Fund - Class I        Class I              Class I            - Class I
                                                         --------------  -------------------  ------------------  ------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                             $     --         $  (25,292)           $ 11,305           $      --
   Net realized gain (loss) on investments                        --             74,216                 941                  --
   Capital gain distributions from mutual funds                   --             12,512                  --                  --
   Net change in unrealized appreciation (depreciation)
      of investments                                              --            676,471               2,347                  --
                                                            --------         ----------            --------           ---------
Increase (decrease) in net assets resulting from
   operations                                                     --            737,907              14,593                  --
                                                            --------         ----------            --------           ---------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --                940                  --                  --
   Administrative charges                                         --            (16,880)               (578)                 --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                 --             31,682               2,194                  --
   Contract withdrawals                                           --           (503,163)            (41,932)                 --
   Surrender charges                                              --             (9,856)                (74)                 --
   Death benefits                                                 --            (95,796)                 --                  --
   Annuity payments                                               --               (541)                 --                  --
                                                            --------         ----------            --------           ---------
Increase (decrease) in net assets resulting from
   principal transactions                                         --           (593,614)            (40,390)                 --
                                                            --------         ----------            --------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           --            144,293             (25,797)                 --

NET ASSETS:
   Beginning of year                                              --          8,185,497             531,802                  --
                                                            --------         ----------            --------           ---------
   End of year                                              $     --         $8,329,790            $506,005           $      --
                                                            ========         ==========            ========           =========
For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                             $   (149)        $  (14,545)           $ 13,298           $   1,062
   Net realized gain (loss) on investments                    (1,077)          (147,916)              3,025               8,959
   Capital gain distributions from mutual funds                   --                 --                  --                  --
   Net change in unrealized appreciation (depreciation)
      of investments                                           2,409          2,128,662               1,346              38,917
                                                            --------         ----------            --------           ---------
Increase (decrease) in net assets resulting from
   operations                                                  1,183          1,966,201              17,669              48,938
                                                            --------         ----------            --------           ---------

PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --              1,120                  --                  --
   Administrative charges                                        (22)           (13,616)               (650)               (180)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                            (10,863)           232,143             (18,159)           (171,198)
   Contract withdrawals                                           --           (179,768)            (13,827)             (5,471)
   Surrender charges                                              --             (3,849)               (349)               (228)
   Death benefits                                                 --           (332,588)            (47,619)                 --
   Annuity payments                                               --                 --                  --                  --
                                                            --------         ----------            --------           ---------
Increase (decrease) in net assets resulting from
   principal transactions                                    (10,885)          (296,558)            (80,604)           (177,077)
                                                            --------         ----------            --------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (9,702)         1,669,643             (62,935)           (128,139)

NET ASSETS:
   Beginning of year                                           9,702          6,515,854             594,737             128,139
                                                            --------         ----------            --------           ---------
   End of year                                              $     --         $8,185,497            $531,802           $      --
                                                            ========         ==========            ========           =========

                             See accompanying notes.

                                     VA I-17

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                          Sub-accounts
                                                            ------------------------------------------------------------------------
                                                               Merrill Lynch       Merrill Lynch     Merrill Lynch    Merrill Lynch
                                                              Domestic Money     Global Allocation   Global Growth    High Current
                                                            Market V.I. Fund -      V.I. Fund -       V.I. Fund -      Income V.I.
                                                                  Class I             Class I           Class I      Fund - Class I
                                                            ------------------   -----------------   -------------   --------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                 $   (2,663)         $   22,094         $   1,273       $ 53,221
   Net realized gain (loss) on investments                              --             (12,048)          (70,333)       (19,876)
   Capital gain distributions from mutual funds                         --                  --                --             --
   Net change in unrealized appreciation (depreciation)
      of investments                                                    --             138,273           168,448         48,750
                                                                ----------          ----------         ---------       --------
Increase (decrease) in net assets resulting from
   operations                                                       (2,663)            148,319            99,388         82,095
                                                                ----------          ----------         ---------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           --                  --                --             --
   Administrative charges                                             (977)             (2,100)           (1,096)        (1,484)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                 (196,381)            420,101           (62,874)        64,115
   Contract withdrawals                                            (33,766)           (175,810)           (9,491)       (61,416)
   Surrender charges                                                  (589)             (3,969)              (26)          (351)
   Death benefits                                                   (3,025)             (2,473)          (34,429)            --
   Annuity payments                                                     --                  --                --             --
                                                                ----------          ----------         ---------       --------
Increase (decrease) in net assets resulting from
   principal transactions                                         (234,738)            235,749          (107,916)           864
                                                                ----------          ----------         ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (237,401)            384,068            (8,528)        82,959
NET ASSETS:
   Beginning of year                                               828,998             948,434           816,337        811,203
                                                                ----------          ----------         ---------       --------
   End of year                                                  $  591,597          $1,332,502         $ 807,809       $894,162
                                                                ==========          ==========         =========       ========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                 $   (6,828)         $   16,995         $  (1,917)      $ 54,057
   Net realized gain (loss) on investments                              --             (41,591)          (26,316)       (57,542)
   Capital gain distributions from mutual funds                         --                  --                --             --
   Net change in unrealized appreciation (depreciation)
      of investments                                                    --             197,419           221,867        172,899
                                                                ----------          ----------         ---------       --------
Increase (decrease) in net assets resulting
   from operations                                                  (6,828)            172,823           193,634        169,414
                                                                ----------          ----------         ---------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           --                  --                --             --
   Administrative charges                                           (1,970)               (992)             (978)        (1,299)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                 (287,783)            331,427            45,531        108,327
   Contract withdrawals                                           (116,535)            (48,428)           (7,788)       (20,595)
   Surrender charges                                                (4,295)             (2,830)               --         (1,042)
   Death benefits                                                  (46,453)             (4,487)               --        (22,629)
   Annuity payments                                                     --                  --                --             --
                                                                ----------          ----------         ---------       --------
Increase (decrease) in net assets resulting from
   principal transactions                                         (457,036)            274,690            36,765         62,762
                                                                ----------          ----------         ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (463,864)            447,513           230,399        232,176
NET ASSETS:
   Beginning of year                                             1,292,862             500,921           585,938        579,027
                                                                ----------          ----------         ---------       --------
   End of year                                                  $  828,998          $  948,434         $ 816,337       $811,203
                                                                ==========          ==========         =========       ========

                             See accompanying notes.

                                     VA I-18

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                      Sub-accounts
                                                       --------------------------------------------------------------------------
                                                                                                                  Merril Lynch
                                                         Merrill Lynch      Merrill Lynch     Merril Lynch        Utilities and
                                                         International     Large Cap Core   Large Cap Growth   Telecommunications
                                                       Value V.I. Fund -     V.I. Fund -       V.I Fund -          V.I. Fund -
                                                            Class I            Class I           Class I             Class I
                                                       -----------------   --------------   ----------------   ------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $   21,130        $   (8,974)        $ (10,287)          $  4,712
   Net realized gain (loss) on investments                     28,985           (56,763)            5,009            (58,097)
   Capital gain distributions from mutual funds                    --                --                --                 --
   Net change in unrealized appreciation (depreciation)
      of investments                                          326,098           313,863            61,685            141,659
                                                           ----------        ----------         ---------           --------
Increase (decrease) in net assets resulting
   from operations                                            376,213           248,126            56,407             88,274
                                                           ----------        ----------         ---------           --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     135                --                --                 --
   Administrative charges                                      (4,163)           (4,014)           (1,709)              (669)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                         1,893            63,698           213,008            (41,775)
   Contract withdrawals                                       (75,100)          (72,672)          (37,936)            (6,098)
   Surrender charges                                             (234)           (1,838)             (320)                --
   Death benefits                                             (38,182)          (73,788)         (116,895)           (20,779)
   Annuity payments                                                --              (478)               --                 --
                                                           ----------        ----------         ---------           --------
Increase (decrease) in net assets resulting
   from principal transactions                               (115,651)          (89,092)           56,148            (69,321)
                                                           ----------        ----------         ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       260,562           159,034           112,555             18,953

NET ASSETS:
   Beginning of year                                        1,905,674         1,675,674           826,256            425,134
                                                           ----------        ----------         ---------           --------
   End of year                                             $2,166,236        $1,834,708         $ 938,811           $444,087
                                                           ==========        ==========         =========           ========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                            $   50,146        $  (13,538)        $  (9,782)          $  6,522
   Net realized gain (loss) on investments                      1,613          (163,813)         (115,777)           (85,953)
   Capital gain distributions from mutual funds                    --                --                --                 --
   Net change in unrealized appreciation (depreciation)
      of investments                                          129,805           551,928           321,399            147,849
                                                           ----------        ----------         ---------           --------
Increase (decrease) in net assets resulting
   from operations                                            181,564           374,577           195,840             68,418
                                                           ----------        ----------         ---------           --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --                --                --                 --
   Administrative charges                                        (440)           (2,645)           (1,096)              (673)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                           1,746,342           172,968            78,434            (31,408)
   Contract withdrawals                                        (8,608)          (30,225)           (1,886)           (16,345)
   Surrender charges                                              (11)           (1,109)               --               (452)
   Death benefits                                             (13,173)         (110,104)          (78,177)           (27,036)
   Annuity payments                                                --                --                --                 --
                                                           ----------        ----------         ---------           --------
Increase (decrease) in net assets resulting
   from principal transactions                              1,724,110            28,885            (2,725)           (75,914)
                                                           ----------        ----------         ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,905,674           403,462           193,115             (7,496)

NET ASSETS:
   Beginning of year                                               --         1,272,212           633,141            432,630
                                                           ----------        ----------         ---------           --------
   End of year                                             $1,905,674        $1,675,674         $ 826,256           $425,134
                                                           ==========        ==========         =========           ========

                             See accompanying notes.

                                     VA I-19

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Sub-accounts
                                                       --------------------------------------------------------------------------
                                                         Merrill Lynch
                                                             Value            UBS U.S.      UIF Core Plus
                                                       Opportunities V.I.    Allocation      Fixed Income      UIF Equity Growth
                                                         Fund - Class I      Portfolio    Portfolio Class I   Portfolio - Class I
                                                       ------------------   -----------   -----------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $  (38,902)      $   (84,690)       $ 1,136              $  (184)
   Net realized gain (loss) on investments                     42,683        (1,116,491)            16                  (92)
   Capital gain distributions from mutual funds               326,962                --             85                   --
   Net change in unrealized appreciation
      (depreciation) of investments                            18,629         2,800,309             89                2,412
                                                           ----------       -----------        -------              -------
Increase (decrease) in net assets resulting
   from operations                                            349,372         1,599,128          1,326                2,136
                                                           ----------       -----------        -------              -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      --               600             --                   --
   Administrative charges                                      (5,898)          (41,201)            --                   --
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                       130,610        (1,831,848)           172                  152
   Contract withdrawals                                       (98,558)         (790,671)            --                   --
   Surrender charges                                           (2,137)          (16,070)            --                   --
   Death benefits                                             (40,379)         (762,641)            --                   --
   Annuity payments                                                --            (5,952)        (2,691)              (2,270)
                                                           ----------       -----------        -------              -------
Increase (decrease) in net assets resulting
   from principal transactions                                (16,362)       (3,447,783)        (2,519)              (2,118)
                                                           ----------       -----------        -------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       333,010        (1,848,655)        (1,193)                  18
NET ASSETS:
   Beginning of year                                        2,613,168        20,744,703         38,362               32,847
                                                           ----------       -----------        -------              -------
   End of year                                             $2,946,178       $18,896,048        $37,169              $32,865
                                                           ==========       ===========        =======              =======

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                            $  (29,485)+     $   (35,097)       $  (279)+            $  (228)
   Net realized gain (loss) on investments                    (11,428)       (2,285,749)           (76)              (1,318)
   Capital gain distributions from mutual funds                16,948 +              --            316 +                 --
   Net change in unrealized appreciation
      (depreciation) of investments                           804,980         6,779,391          1,562                8,323
                                                           ----------       -----------        -------              -------
Increase (decrease) in net assets resulting
   from operations                                            781,015         4,458,545          1,523                6,777
                                                           ----------       -----------        -------              -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     200             1,850             --                   --
   Administrative charges                                      (4,636)          (38,690)            --                   --
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                       100,225        (1,460,064)        (3,384)              (3,596)
   Contract withdrawals                                      (117,928)       (1,355,109)            --                   --
   Surrender charges                                           (2,671)          (50,319)            --                   --
   Death benefits                                             (78,691)         (267,801)            --                   --
   Annuity payments                                                --            (3,241)        (2,754)              (2,131)
                                                           ----------       -----------        -------              -------
Increase (decrease) in net assets resulting
   from principal transactions                               (103,501)       (3,173,374)        (6,138)              (5,727)
                                                           ----------       -----------        -------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       677,514         1,285,171         (4,615)               1,050
NET ASSETS:
   Beginning of year                                        1,935,654        19,459,532         42,977               31,797
                                                           ----------       -----------        -------              -------
   End of year                                             $2,613,168       $20,744,703        $38,362              $32,847
                                                           ==========       ===========        =======              =======

                             See accompanying notes.

                                     VA I-20

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Sub-accounts
                                                              --------------------------------------------------------------
                                                                                                Van Eck
                                                              UIF Technology   UIF Value       Worldwide          Van Eck
                                                                Portfolio -    Portfolio   Emerging Markets   Worldwide Hard
                                                                 Class I       - Class I         Fund           Assets Fund
                                                              --------------   ---------   ----------------   --------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                  $   (98)       $     6       $  (4,417)         $  (1,771)
   Net realized gain (loss) on investments                          (245)             6         108,697             33,067
   Capital gain distributions from mutual funds                       --             77              --                 --
   Net change in unrealized appreciation (depreciation) of
      investments                                                    (60)           308          14,208              8,268
                                                                 -------        -------       ---------          ---------
Increase (decrease) in net assets resulting from operations         (403)           397         118,488             39,564
                                                                 -------        -------       ---------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --             --          13,340              3,099
   Administrative charges                                             --             --            (745)              (192)
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                     70         (2,731)        (89,826)           275,218
   Contract withdrawals                                               --             --         (89,522)           (53,602)
   Surrender charges                                                  --             --            (311)               (77)
   Death benefits                                                     --             --         (32,133)                --
   Annuity payments                                                 (928)            --              --                 --
                                                                 -------        -------       ---------          ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (858)        (2,731)       (199,197)           224,446
                                                                 -------        -------       ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (1,261)        (2,334)        (80,709)           264,010
NET ASSETS:
   Beginning of year                                              14,529          2,334         590,871            100,391
                                                                 -------        -------       ---------          ---------
   End of year                                                   $13,268        $    --       $ 510,162          $ 364,401
                                                                 =======        =======       =========          =========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                  $  (274)       $     2       $  (7,301)         $  (1,455)
   Net realized gain (loss) on investments                          (522)          (957)         (3,523)            15,629
   Capital gain distributions from mutual funds                       --             --              --                 --
   Net change in unrealized appreciation (depreciation) of
      investments                                                  5,570          1,490         259,071             39,772
                                                                 -------        -------       ---------          ---------
Increase (decrease) in net assets resulting from operations        4,774            535         248,247             53,946
                                                                 -------        -------       ---------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --             --           6,000              1,928
   Administrative charges                                             --             --            (806)              (116)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                          59         (2,014)         11,887             (9,929)
   Contract withdrawals                                               --             --        (215,169)          (137,551)
   Surrender charges                                                  --             --          (1,876)              (373)
   Death benefits                                                     --             --              --                 --
   Annuity payments                                                 (887)           (24)             --                 --
                                                                 -------        -------       ---------          ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (828)        (2,038)       (199,964)          (146,041)
                                                                 -------        -------       ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            3,946         (1,503)         48,283            (92,095)
NET ASSETS:
   Beginning of year                                              10,583          3,837         542,588            192,486
                                                                 -------        -------       ---------          ---------
   End of year                                                   $14,529        $ 2,334       $ 590,871          $ 100,391
                                                                 =======        =======       =========          =========

                             See accompanying notes.

                                     VA I-21

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                          Sub-accounts
                                                              --------------------------------------------------------------------
                                                                                                               Vanguard Inflation-
                                                              Vanguard 500   Vanguard GNMA   Vanguard Health       Protected
                                                               Index Fund         Fund          Care Fund        Securities Fund
                                                              ------------   -------------   ---------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                  $   87         $   397          $   389             $   744
   Net realized gain (loss) on investments                           26              34              (58)                 22
   Capital gain distributions from mutual funds                      --              --            1,742                 123
   Net change in unrealized appreciation (depreciation) of
      investments                                                   644              55            1,686                 509
                                                                 ------         -------          -------             -------
Increase (decrease) in net assets resulting from operations         757             486            3,759               1,398
                                                                 ------         -------          -------             -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --              --               --                  --
   Administrative charges                                            --              --               --                  --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                         76          31,969           67,853              24,093
   Contract withdrawals                                              --              --               --                  --
   Surrender charges                                                 --              --               --                  --
   Death benefits                                                    --              --               --                  --
   Annuity payments                                                (648)         (1,080)          (3,782)             (1,499)
                                                                 ------         -------          -------             -------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (572)         30,889           64,071              22,594
                                                                 ------         -------          -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             185          31,375           67,830              23,992
NET ASSETS:
   Beginning of year                                              8,115           1,720               --                  --
                                                                 ------         -------          -------             -------
   End of year                                                   $8,300         $33,095          $67,830             $23,992
                                                                 ======         =======          =======             =======

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                  $   17         $     6          $    --             $    --
   Net realized gain (loss) on investments                         (253)             --               --                  --
   Capital gain distributions from mutual funds                      --              --               --                  --
   Net change in unrealized appreciation (depreciation) of
      investments                                                 2,007              10               --                  --
                                                                 ------         -------          -------             -------
Increase (decrease) in net assets resulting from operations       1,771              16               --                  --
                                                                 ------         -------          -------             -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --              --               --                  --
   Administrative charges                                            --              --               --                  --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                         90           1,714               --                  --
   Contract withdrawals                                              --              --               --                  --
   Surrender charges                                                 --              --               --                  --
   Death benefits                                                    --              --               --                  --
   Annuity payments                                                (575)            (10)              --                  --
                                                                 ------         -------          -------             -------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (485)          1,704               --                  --
                                                                 ------         -------          -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,286           1,720               --                  --
NET ASSETS:
   Beginning of year                                              6,829              --               --                  --
                                                                 ------         -------          -------             -------
   End of year                                                   $8,115         $ 1,720          $    --             $    --
                                                                 ======         =======          =======             =======

                             See accompanying notes.

                                     VA I-22

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                `                                                                        Sub-accounts
                                                              -------------------------------------------------------------
                                                                Vanguard                                        Vanguard
                                                              LifeStrategy     Vanguard       Vanguard        LifeStrategy
                                                              Conservative   LifeStrategy   LifeStrategy    Moderate Growth
                                                              Growth Fund     Growth Fund   Income Fund           Fund
                                                              ------------   ------------   ------------    ---------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                  $   717        $ 1,328       $  3,735         $  5,878
   Net realized gain (loss) on investments                           218            383            103              676
   Capital gain distributions from mutual funds                       --             --             --               --
   Net change in unrealized appreciation (depreciation) of
      investments                                                  1,413          8,370          2,462           19,374
                                                                 -------        -------       --------         --------
Increase (decrease) in net assets resulting from operations        2,348         10,081          6,300           25,928
                                                                 -------        -------       --------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --             --             --               --
   Administrative charges                                             --             --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                         384         36,685        128,514           80,950
   Contract withdrawals                                               --             --             --               --
   Surrender charges                                                  --             --             --               --
   Death benefits                                                     --             --             --               --
   Annuity payments                                               (2,885)        (5,153)        (7,103)         (18,051)
                                                                 -------        -------       --------         --------
Increase (decrease) in net assets resulting from principal
   transactions                                                   (2,501)        31,532        121,411           62,899
                                                                 -------        -------       --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (153)        41,613        127,711           88,827
NET ASSETS:
   Beginning of year                                              34,527         54,961         20,741          203,546
                                                                 -------        -------       --------         --------
   End of year                                                   $34,374        $96,574       $148,452         $292,373
                                                                 =======        =======       ========         ========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                  $   613        $   495       $    518         $  2,393
   Net realized gain (loss) on investments                           (76)            39           (119)               5
   Capital gain distributions from mutual funds                       --             --             --               --
   Net change in unrealized appreciation (depreciation) of
      investments                                                  4,428          4,176          1,488            2,319
                                                                 -------        -------       --------         --------
Increase (decrease) in net assets resulting from operations        4,965          4,710          1,887            4,717
                                                                 -------        -------       --------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --             --             --               --
   Administrative charges                                             --             --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                         197         39,958            260          200,032
   Contract withdrawals                                               --             --             --               --
   Surrender charges                                                  --             --             --               --
   Death benefits                                                     --             --             --               --
   Annuity payments                                               (2,728)        (1,223)        (1,694)          (1,203)
                                                                 -------        -------       --------         --------
Increase (decrease) in net assets resulting from principal
   transactions                                                   (2,531)        38,735         (1,434)         198,829
                                                                 -------        -------       --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,434         43,445            453          203,546
NET ASSETS:
   Beginning of year                                              32,093         11,516         20,288               --
                                                                 -------        -------       --------         --------
   End of year                                                   $34,527        $54,961       $ 20,741         $203,546
                                                                 =======        =======       ========         ========

                             See accompanying notes.

                                     VA I-23

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Sub-accounts
                                                          ------------------------------------------------------------------------
                                                          Vanguard Prime                     Vanguard Total       Vanguard Total
                                                           Money Market      Vanguard      Bond Market Index   International Stock
                                                               Fund        PRIMECAP Fund          Fund              Index Fund
                                                          --------------   -------------   -----------------   -------------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                               $   18           $   --          $  180                $  4,873
   Net realized gain (loss) on investments                        --               33              (8)                    756
   Capital gain distributions from mutual funds                   --               --              10                      --
   Net change in unrealized appreciation (depreciation)
      of investments                                              --              441             (13)                 39,227
                                                              ------           ------          ------                --------
Increase (decrease) in net assets resulting from
   operations                                                     18              474             169                  44,856
                                                              ------           ------          ------                --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --               --              --                      --
   Administrative charges                                         --               --              --                      --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                 48               25           4,895                 241,310
   Contract withdrawals                                           --               --              --                      --
   Surrender charges                                              --               --              --                      --
   Death benefits                                                 --               --              --                      --
   Annuity payments                                             (418)            (237)           (804)                (14,500)
                                                              ------           ------          ------                --------
Increase (decrease) in net assets resulting from
   principal transactions                                       (370)            (212)          4,091                 226,810
                                                              ------           ------          ------                --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (352)             262           4,260                 271,666

NET ASSETS:
   Beginning of year                                           5,337            2,842           5,275                      --
                                                              ------           ------          ------                --------
   End of year                                                $4,985           $3,104          $9,535                $271,666
                                                              ======           ======          ======                ========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                               $    8           $ (116)         $  192                $     --
   Net realized gain (loss) on investments                        --               16              (7)                     --
   Capital gain distributions from mutual funds                   --               --              --                      --
   Net change in unrealized appreciation (depreciation)
      of investments                                              --              881             (31)                     --
                                                              ------           ------          ------                --------
Increase (decrease) in net assets resulting from
   operations                                                      8              781             154                      --
                                                              ------           ------          ------                --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --               --              --                      --
   Administrative charges                                         --               --              --                      --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                 46               29           5,873                      --
   Contract withdrawals                                           --               --              --                      --
   Surrender charges                                              --               --              --                      --
   Death benefits                                                 --               --              --                      --
   Annuity payments                                             (438)            (198)           (752)                     --
                                                              ------           ------          ------                --------
Increase (decrease) in net assets resulting from
   principal transactions                                       (392)            (169)          5,121                      --
                                                              ------           ------          ------                --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (384)             612           5,275                      --

NET ASSETS:
   Beginning of year                                           5,721            2,230              --                      --
                                                              ------           ------          ------                --------
   End of year                                                $5,337           $2,842          $5,275                $     --
                                                              ======           ======          ======                ========

                             See accompanying notes.

                                     VA I-24

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Sub-accounts
                                                          -----------------------------------------------------------------
                                                                          Vanguard VIF    Vanguard VIF       Vanguard VIF
                                                          Vanguard U.S.     Balanced     Capital Growth   Diversified Value
                                                           Growth Fund     Portfolio        Portfolio          Portfolio
                                                          -------------   ------------   --------------   -----------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                              $  (22)       $   11,621       $  (112)          $     (8)
   Net realized gain (loss) on investments                      (10)            4,637            48              2,684
   Capital gain distributions from mutual funds                  --                --            --                 --
   Net change in unrealized appreciation (depreciation)
      of investments                                            317            92,308         6,022             20,091
                                                             ------        ----------       -------           --------
Increase (decrease) in net assets resulting from
   operations                                                   285           108,566         5,958             22,767
                                                             ------        ----------       -------           --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    --                --            --                 --
   Administrative charges                                        --                --            --                 --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                44         1,409,544        62,405            148,210
   Contract withdrawals                                          --                --            --                 --
   Surrender charges                                             --                --            --                 --
   Death benefits                                                --                --            --                 --
   Annuity payments                                            (386)          (52,586)       (1,152)            (3,908)
                                                             ------        ----------       -------           --------
Increase (decrease) in net assets resulting from
   principal transactions                                      (342)        1,356,958        61,253            144,302
                                                             ------        ----------       -------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (57)        1,465,524        67,211            167,069

NET ASSETS:
   Beginning of year                                          4,932           383,027            --             17,388
                                                             ------        ----------       -------           --------
   End of year                                               $4,875        $1,848,551       $67,211           $184,457
                                                             ======        ==========       =======           ========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                              $ (147)       $     (117)      $    --           $    (16)
   Net realized gain (loss) on investments                     (141)               83            --                 14
   Capital gain distributions from mutual funds                  --                --            --                 --
   Net change in unrealized appreciation (depreciation)
      of investments                                          1,302            10,347            --              1,320
                                                             ------        ----------       -------           --------
Increase (decrease) in net assets resulting from
   operations                                                 1,014            10,313            --              1,318
                                                             ------        ----------       -------           --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                    --                --            --                 --
   Administrative charges                                        --                --            --                 --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                45           374,858            --             16,360
   Contract withdrawals                                          --                --            --                 --
   Surrender charges                                             --                --            --                 --
   Death benefits                                                --                --            --                 --
   Annuity payments                                            (357)           (2,144)           --               (290)
                                                             ------        ----------       -------           --------
Increase (decrease) in net assets resulting from
   principal transactions                                      (312)          372,714            --             16,070
                                                             ------        ----------       -------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         702           383,027            --             17,388

NET ASSETS:
   Beginning of year                                          4,230                --            --                 --
                                                             ------        ----------       -------           --------
   End of year                                               $4,932        $  383,027       $    --           $ 17,388
                                                             ======        ==========       =======           ========

                             See accompanying notes.

                                     VA I-25

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                  Sub-accounts
                                                          ------------------------------------------------------------
                                                           Vanguard VIF   Vanguard VIF   Vanguard VIF    Vanguard VIF
                                                          Equity Income   Equity Index      Growth        High Yield
                                                            Portfolio       Portfolio      Portfolio    Bond Portfolio
                                                          -------------   ------------   ------------   --------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                             $   (139)       $     78       $   (49)        $   137
   Net realized gain (loss) on investments                      (330)         (1,530)         (627)            (26)
   Capital gain distributions from mutual funds                  576             897            --              --
   Net change in unrealized appreciation (depreciation)
      of investments                                          10,762           8,347         1,171             834
                                                            --------        --------       -------         -------
Increase (decrease) in net assets resulting from
   operations                                                 10,869           7,792           495             945
                                                            --------        --------       -------         -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --              --            --              --
   Administrative charges                                         --              --            --              --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                            196,623         121,791        15,051          16,824
   Contract withdrawals                                           --         (20,543)           --              --
   Surrender charges                                              --              --            --              --
   Death benefits                                                 --              --            --              --
   Annuity payments                                           (3,165)         (5,771)         (787)           (686)
                                                            --------        --------       -------         -------
Increase (decrease) in net assets resulting from
   principal transactions                                    193,458          95,477        14,264          16,138
                                                            --------        --------       -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      204,327         103,269        14,759          17,083

NET ASSETS:
   Beginning of year                                              --              --            --              --
                                                            --------        --------       -------         -------
   End of year                                              $204,327        $103,269       $14,759         $17,083
                                                            ========        ========       =======         =======

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                             $     --        $     --       $    --         $    --
   Net realized gain (loss) on investments                        --              --            --              --
   Capital gain distributions from mutual funds                   --              --            --              --
   Net change in unrealized appreciation (depreciation)
      of investments                                              --              --            --              --
                                                            --------        --------       -------         -------
Increase (decrease) in net assets resulting from
   operations                                                     --              --            --              --
                                                            --------        --------       -------         -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     --              --            --              --
   Administrative charges                                         --              --            --              --
   Net transfers from (to) other Sub-accounts or fixed
      rate option                                                 --              --            --              --
   Contract withdrawals                                           --              --            --              --
   Surrender charges                                              --              --            --              --
   Death benefits                                                 --              --            --              --
   Annuity payments                                               --              --            --              --
                                                            --------        --------       -------         -------
Increase (decrease) in net assets resulting from
   principal transactions                                         --              --            --              --
                                                            --------        --------       -------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           --              --            --              --

NET ASSETS:
   Beginning of year                                              --              --            --              --
                                                            --------        --------       -------         -------
   End of year                                              $     --        $     --       $    --         $    --
                                                            ========        ========       =======         =======

                             See accompanying notes.

                                     VA I-26

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                                 Sub-accounts
                                                                         -----------------------------------------------------------
                                                                          Vanguard VIF    Vanguard VIF   Vanguard VIF   Vanguard VIF
                                                                         International   Mid-Cap Index   Money Market    REIT Index
                                                                           Portfolio       Portfolio       Portfolio      Portfolio
                                                                         -------------   -------------   ------------   ------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                             $   532         $   131      $     1,275      $   724
   Net realized gain (loss) on investments                                    1,673             950               --         (339)
   Capital gain distributions from mutual funds                                  --              --               --          702
   Net change in unrealized appreciation (depreciation) of investments        8,324           7,458               --       12,902
                                                                            -------         -------      -----------      -------
Increase (decrease) in net assets resulting from operations                  10,529           8,539            1,275       13,989
                                                                            -------         -------      -----------      -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --              --        3,489,979           --
   Administrative charges                                                        --              --               --           --
   Net transfers from (to) other Sub-accounts or fixed rate option           17,683          31,784       (3,568,226)      41,658
   Contract withdrawals                                                      (5,771)         (2,945)              --           --
   Surrender charges                                                             --              --               --           --
   Death benefits                                                                --              --               --           --
   Annuity payments                                                          (3,814)         (3,016)            (599)      (4,938)
                                                                            -------         -------      -----------      -------
Increase (decrease) in net assets resulting from principal
   transactions                                                               8,098          25,823          (78,846)      36,720
                                                                            -------         -------      -----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      18,627          34,362          (77,571)      50,709

NET ASSETS:
   Beginning of year                                                         59,819          24,277           82,004       26,788
                                                                            -------         -------      -----------      -------
   End of year                                                              $78,446         $58,639      $     4,433      $77,497
                                                                            =======         =======      ===========      =======

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                             $   (19)        $   (14)     $       130      $   (18)
   Net realized gain (loss) on investments                                        8               5               --            8
   Capital gain distributions from mutual funds                                  --              --               --           --
   Net change in unrealized appreciation (depreciation) of investments        2,510             819               --          772
                                                                            -------         -------      -----------      -------
Increase (decrease) in net assets resulting from operations                   2,499             810              130          762
                                                                            -------         -------      -----------      -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --              --          870,632           --
   Administrative charges                                                        --              --               --           --
   Net transfers from (to) other Sub-accounts or fixed rate option           57,615          23,609         (788,758)      26,361
   Contract withdrawals                                                          --              --               --           --
   Surrender charges                                                             --              --               --           --
   Death benefits                                                                --              --               --           --
   Annuity payments                                                            (295)           (142)              --         (335)
                                                                            -------         -------      -----------      -------
Increase (decrease) in net assets resulting from principal
   transactions                                                              57,320          23,467           81,874       26,026
                                                                            -------         -------      -----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      59,819          24,277           82,004       26,788

NET ASSETS:
   Beginning of year                                                             --              --               --           --
                                                                            -------         -------      -----------      -------
   End of year                                                              $59,819         $24,277      $    82,004      $26,788
                                                                            =======         =======      ===========      =======

                             See accompanying notes.

                                     VA I-27

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                              Sub-accounts
                                                                     --------------------------------------------------------------
                                                                       Vanguard VIF      Vanguard VIF   Vanguard VIF   Vanguard VIF
                                                                        Short-Term      Small Company    Total Bond    Total Stock
                                                                     Investment-Grade       Growth      Market Index   Market Index
                                                                         Portfolio        Portfolio       Portfolio      Portfolio
                                                                     ----------------   -------------   ------------   ------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                          $    944          $  (145)       $  7,671       $ (1,235)
   Net realized gain (loss) on investments                                   (623)             505          (2,853)         2,335
   Capital gain distributions from mutual funds                                --               --             277             75
   Net change in unrealized appreciation (depreciation) of
      investments                                                             710            5,868          (2,815)        75,829
                                                                         --------          -------        --------       --------
Increase (decrease) in net assets resulting from operations                 1,031            6,228           2,280         77,004
                                                                         --------          -------        --------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                  --               --              --             --
   Administrative charges                                                      --               --              --             --
   Net transfers from (to) other Sub-accounts or fixed rate option         49,207           30,766         228,169        623,362
   Contract withdrawals                                                   (11,791)          (2,933)        (14,527)            --
   Surrender charges                                                           --               --              --             --
   Death benefits                                                              --               --              --             --
   Annuity payments                                                        (4,654)          (3,153)        (11,412)       (36,084)
                                                                         --------          -------        --------       --------
Increase (decrease) in net assets resulting from principal
   transactions                                                            32,762           24,680         202,230        587,278
                                                                         --------          -------        --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    33,793           30,908         204,510        664,282

NET ASSETS:
   Beginning of year                                                       15,426           16,537              --         16,976
                                                                         --------          -------        --------       --------
   End of year                                                           $ 49,219          $47,445        $204,510       $681,258
                                                                         ========          =======        ========       ========

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                          $    (11)         $   (15)       $     --       $    (14)
   Net realized gain (loss) on investments                                      4                7              --             10
   Capital gain distributions from mutual funds                                --               --              --             --
   Net change in unrealized appreciation (depreciation) of
      investments                                                             129              469              --            908
                                                                         --------          -------        --------       --------
Increase (decrease) in net assets resulting from operations                   122              461              --            904
                                                                         --------          -------        --------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                  --               --              --             --
   Administrative charges                                                      --               --              --             --
   Net transfers from (to) other Sub-accounts or fixed rate option         15,489           16,360              --         16,359
   Contract withdrawals                                                        --               --              --             --
   Surrender charges                                                           --               --              --             --
   Death benefits                                                              --               --              --             --
   Annuity payments                                                          (185)            (284)             --           (287)
                                                                         --------          -------        --------       --------
Increase (decrease) in net assets resulting from principal
   transactions                                                            15,304           16,076              --         16,072
                                                                         --------          -------        --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    15,426           16,537              --         16,976

NET ASSETS:
   Beginning of year                                                           --               --              --             --
                                                                         --------          -------        --------       --------
   End of year                                                           $ 15,426          $16,537        $     --       $ 16,976
                                                                         ========          =======        ========       ========

                             See accompanying notes.

                                     VA I-28

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Sub-accounts
                                                                         ----------------------------------
                                                                             Vanguard      Vanguard Windsor
                                                                         Wellington Fund         Fund
                                                                         ---------------   ----------------
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                              $   62             $   22
   Net realized gain (loss) on investments                                       13                 21
   Capital gain distributions from mutual funds                                  85                 14
   Net change in unrealized appreciation (depreciation) of investments          121                280
                                                                             ------             ------
Increase (decrease) in net assets resulting from operations                     281                337
                                                                             ------             ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --                 --
   Administrative charges                                                        --                 --
   Net transfers from (to) other Sub-accounts or fixed rate option               27                 27
   Contract withdrawals                                                          --                 --
   Surrender charges                                                             --                 --
   Death benefits                                                                --                 --
   Annuity payments                                                            (231)              (229)
                                                                             ------             ------
Increase (decrease) in net assets resulting from principal
   transactions                                                                (204)              (202)
                                                                             ------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          77                135

NET ASSETS:
   Beginning of year                                                          2,874              2,861
                                                                             ------             ------
   End of year                                                               $2,951             $2,996
                                                                             ======             ======

For the Year Ended December 31, 2003

OPERATIONS:
   Net investment income (loss)                                              $   22             $  (71)
   Net realized gain (loss) on investments                                      (11)                (5)
   Capital gain distributions from mutual funds                                  --                 --
   Net change in unrealized appreciation (depreciation) of investments          471                844
                                                                             ------             ------
Increase (decrease) in net assets resulting from operations                     482                768
                                                                             ------             ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --                 --
   Administrative charges                                                        --                 --
   Net transfers from (to) other Sub-accounts or fixed rate option               29                 31
   Contract withdrawals                                                          --                 --
   Surrender charges                                                             --                 --
   Death benefits                                                                --                 --
   Annuity payments                                                            (210)              (196)
                                                                             ------             ------
Increase (decrease) in net assets resulting from principal
   transactions                                                                (181)              (165)
                                                                             ------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         301                603

NET ASSETS:
   Beginning of year                                                          2,573              2,258
                                                                             ------             ------
   End of year                                                               $2,874             $2,861
                                                                             ======             ======

+    Net investment income (loss) and capital gain distributions from mutual funds for the respective Sub-accounts have been restated due to a misclassification of short-term capital gains in prior years. See Note H for further disclosure.

                             See accompanying notes.

                                     VA I-29

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account I (the "Account") was established by AIG Life Insurance Company
(the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. The following products are offered by the Account: Gallery, Ovation, Ovation Advisor, Immediate Variable
Annuity ("IVA"), and Vanguard Lifetime Income Program Immediate Variable Annuity
("Vanguard SPIA"). The Variable Annuity product is no longer offered. Ovation
Plus, Paradigm, Profile and Trilogy were discontinued as of May 1, 2003. The
Company is an indirect, wholly-owned subsidiary of American International Group,
Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund - Series I
   AIM V.I. International Growth Fund - Series I

The AllianceBernstein Growth Funds:
   AllianceBernstein Large Cap Growth Fund - Class A (1) (2)

AllianceBernstein Variable Products Series Funds, Inc.:
   AllianceBernstein Americas Government Income Portfolio - Class A
   AllianceBernstein Global Bond Portfolio - Class A
   AllianceBernstein Global Dollar Government Portfolio - Class A
   AllianceBernstein Growth and Income Portfolio - Class A
   AllianceBernstein Growth and Income Portfolio - Class B
   AllianceBernstein Growth Portfolio - Class A
   AllianceBernstein Growth Portfolio - Class B
   AllianceBernstein High Yield Portfolio - Class A
   AllianceBernstein International Portfolio - Class A
   AllianceBernstein International Value Portfolio - Class A
   AllianceBernstein Money Market Portfolio - Class A
   AllianceBernstein Money Market Portfolio - Class B
   AllianceBernstein Premier Growth Portfolio - Class A
   AllianceBernstein Premier Growth Portfolio - Class B
   AllianceBernstein Real Estate Investment Portfolio - Class A
   AllianceBernstein Small Cap Growth Portfolio - Class A (3)
   AllianceBernstein Small Cap Value Portfolio - Class A
   AllianceBernstein Technology Portfolio - Class A
   AllianceBernstein Technology Portfolio - Class B
   AllianceBernstein Total Return Portfolio - Class A
   AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A
   AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B
   AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B
   AllianceBernstein Utility Income Portfolio - Class A
   AllianceBernstein Value Portfolio - Class B
   AllianceBernstein Worldwide Privatization Portfolio - Class A

American Funds(R):
   American Funds(R) AMCAP Fund(R)(1)
   American Funds(R) The Bond Fund of America(SM) (1)
   American Funds(R) Capital World Growth and Income Fund,(SM) Inc. (1)
   American Funds(R) EuroPacific Growth Fund(R)(1)
   American Funds(R) The Investment Company of America(R)(1)
   American Funds(R) The New Economy Fund(R)(1)
   American Funds(R) SMALLCAP World Fund(R)(1)
   American Funds(R) Washington Mutual Investors Fund,(SM) Inc. (1)

Columbia Funds Trust I:
   Columbia High Yield Opportunity Fund (1) (4)

Columbia Funds Trust VII:
   Columbia Newport Tiger Fund (1) (5)

Delaware VIP Trust:
   Delaware VIP Balanced Series - Standard class
   Delaware VIP Capital Reserves Series - Standard class
   Delaware VIP Cash Reserves Series - Standard class
   Delaware VIP Growth Opportunities Series - Standard class
   Delaware VIP High Yield Series - Standard class
   Delaware VIP Value Series - Standard class (6)

Dreyfus Stock Index Fund, Inc. - Initial shares

Dreyfus Variable Investment Fund ("Dreyfus VIF"):
   Dreyfus VIF Small Company Stock Portfolio - Initial shares

Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
   Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
   Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
   Fidelity(R) VIP Growth Portfolio - Initial Class
   Fidelity(R) VIP High Income Portfolio - Initial Class

                                     VA I-30

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

Fidelity(R) Variable Insurance Products ("Fidelity VIP") - continued:
   Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
   Fidelity(R) VIP Money Market Portfolio - Initial Class
   Fidelity(R) VIP Overseas Portfolio - Initial Class

Franklin(R) Templeton(R) Investments ("Franklin"):
   Franklin Templeton Foreign Fund - Class A (1)
   Franklin Gold and Precious Metals Fund - Class A (1)
   Franklin Mutual Financial Services Fund - Class A (1)

Mercury Variable Trust
   Mercury HW International VIP Portfolio (7)

Merrill Lynch Variable Series Funds, Inc. ("Merrill Lynch"): (8)
   Merrill Lynch American Balanced V.I. Fund - Class I (9)
   Merrill Lynch Basic Value V.I. Fund - Class I
   Merrill Lynch Core Bond V.I. Fund - Class I
   Merrill Lynch Developing Capital Markets V.I. Fund - Class I (10)
   Merrill Lynch Domestic Money Market V.I. Fund - Class I
   Merrill Lynch Global Allocation V.I. Fund - Class I (10)
   Merrill Lynch Global Growth V.I. Fund - Class I
   Merrill Lynch High Current Income V.I. Fund - Class I
   Merrill Lynch International Value V.I. Fund - Class I (7)
   Merrill Lynch Large Cap Core V.I. Fund - Class I
   Merrill Lynch Large Cap Growth V.I. Fund - Class I
   Merrill Lynch Utilities and Telecommunications V.I. Fund - Class I
   Merrill Lynch Value Opportunities V.I. Fund - Class I (11)

MFS(R) Mutual Funds ("MFS"):
   MFS(R) Emerging Growth Fund (1)
   MFS(R) New Discovery Fund (1)
   MFS(R) Research Fund (1)

OppenheimerFunds(R):
   Oppenheimer Centennial Money Market Trust - Class A (1) (12)
   Oppenheimer International Bond Fund - Class A (1)
   Oppenheimer Strategic Income Fund - Class A (1)

Putnam Investments:
   Putnam Discovery Growth Fund (1) (13)
   Putnam Health Sciences Trust (1)
   Putnam International Capital Opportunities Fund (1) (12) (14)
   Putnam Voyager Fund (1)
   The Putnam Fund for Growth and Income (1)

UBS Series Trust ("UBS"):
   UBS U.S. Allocation Portfolio (15)

The Universal Institutional Funds, Inc. ("UIF"): (16)
   UIF Core Plus Fixed Income Portfolio - Class I
   UIF Equity Growth Portfolio - Class I
   UIF International Magnum Portfolio - Class I (1)
   UIF Mid Cap Growth Portfolio - Class I (1)
   UIF Money Market Portfolio - Class I (1)
   UIF Technology Portfolio - Class I
   UIF Value Portfolio - Class I

Van Eck Worldwide Insurance Trust ("Van Eck"):
   Van Eck Worldwide Emerging Markets Fund
   Van Eck Worldwide Hard Assets Fund

The Vanguard Group(R):
   Vanguard(R) 500 Index Fund
   Vanguard(R) Dividend Growth Fund (1)
   Vanguard(R) GNMA Fund
   Vanguard(R) Health Care Fund (17)
   Vanguard(R) Inflation-Protected Securities Fund
   Vanguard(R) International Growth Fund (1)
   Vanguard(R) LifeStrategy(R) Conservative Growth Fund
   Vanguard(R) LifeStrategy(R) Growth Fund
   Vanguard(R) LifeStrategy(R) Income Fund
   Vanguard(R) LifeStrategy(R) Moderate Growth Fund
   Vanguard(R) Prime Money Market Fund
   Vanguard(R) PRIMECAP Fund
   Vanguard(R) Small-Cap Growth Index Fund (1)
   Vanguard(R) Small-Cap Value Index Fund (1)
   Vanguard(R) Total Bond Market Index Fund
   Vanguard(R) Total International Stock Index Fund (17)
   Vanguard(R) U.S. Growth Fund
   Vanguard(R) Wellington(TM) Fund
   Vanguard(R) Windsor(TM) Fund

Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
   Vanguard(R) VIF Balanced Portfolio
   Vanguard(R) VIF Capital Growth Portfolio
   Vanguard(R) VIF Diversified Value Portfolio
   Vanguard(R) VIF Equity Income Portfolio
   Vanguard(R) VIF Equity Index Portfolio
   Vanguard(R) VIF Growth Portfolio
   Vanguard(R) VIF High Yield Bond Portfolio
   Vanguard(R) VIF International Portfolio
   Vanguard(R) VIF Mid-Cap Index Portfolio
   Vanguard(R) VIF Money Market Portfolio
   Vanguard(R) VIF REIT Index Portfolio
   Vanguard(R) VIF Short-Term Investment-Grade Portfolio (18)

                                     VA I-31

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

Vanguard(R) Variable Insurance Fund ("Vanguard VIF") - continued:
   Vanguard(R) VIF Small Company Growth Portfolio
   Vanguard(R) VIF Total Bond Market Index Portfolio
   Vanguard(R) VIF Total Stock Market Index Portfolio

(1)  Sub-accounts had no activity.
(2)  Effective December 15, 2004, AllianceBernstein Premier Growth Fund - Class
     A changed its name to AllianceBernstein Large Cap Growth Fund - Class A.
(3)  Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.
(4)  Effective October 13, 2003, Liberty High Yield Securities Fund changed its name to Columbia High Yield Opportunity Fund.
(5)  Effective October 13, 2003, Liberty Newport Tiger Fund changed its name to
     Columbia Newport Tiger Fund.
(6)  Effective July 30, 2004, Delaware VIP Large Cap Value Series changed its name to Delaware VIP Value Series.
(7)  Effective November 21, 2003, Mercury HW International VIP Portfolio was
     reorganized into Merrill Lynch International Value V.I. Fund - Class I.
(8)  Effective September 2, 2003, Merrill Lynch redesignated the share class for these funds to Class I.
(9)  Effective November 21, 2003, Merrill Lynch American Balanced V.I. Fund -
     Class I was no longer an investment option.
(10) Effective November 21, 2003, Merrill Lynch Developing Capital Markets V.I.
     Fund - Class I was reorganized into Merrill Lynch Global Allocation V.I.
     Fund - Class I.
(11) Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I
     changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.
(12) Effective May 1, 2004, Oppenheimer Centennial Money Market Trust and Putnam
     International Capital Opportunities Fund were no longer available for investment in the IVA contract.
(13) Effective May 1, 2003, Putnam Voyager Fund II - Class A changed its name to
     Putnam Discovery Growth Fund.
(14) Effective May 1, 2003, Putnam International Voyager Fund - Class A changed its name to Putnam International Capital Opportunities Fund.
(15) Effective April 29, 2004, UBS Series Trust Tactical Allocation Portfolio
     changed its name to UBS U.S. Allocation Portfolio.
(16) Effective May 1, 2003, the UIF portfolios are no longer available for investment in the IVA contract.
(17) Effective December 1, 2004, Vanguard Health Care Fund and Vanguard Total
     International Stock Index Fund are no longer offered as investment options in the IVA contract.
(18) Effective August 19, 2004, Vanguard VIF Short-Term Corporate Portfolio
     changed its name to Vanguard VIF Short-Term Investment-Grade Portfolio.

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of
America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

                                     VA I-32

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation -
Continued

Use of estimates - The preparation of financial statements in conformity with
GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% or 5.0% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the
Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. Payments between the Company and the Account are disclosed in the Statement of Changes in Net Assets as net transfers from (to) other Sub-accounts or fixed rate option.

Annuity reserves are calculated according to either the 1983(a) Individual
Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal
Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable.
Therefore, no federal income tax provision has been made.

Accumulation Unit - This is a measuring unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Contract Charges

The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and IVA products are not subject to the annual administrative expense charge.

Daily charges for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation. A summary of the charges by contract follows:

                                     VA I-33

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

---------------------------------------------
                   Administrative Expenses and
                    Mortality & Expense Risks
Contracts              Maximum Annual Rate
----------------------------------------------
Gallery                       1.40%
----------------------------------------------
Ovation                       1.40%
----------------------------------------------
Ovation Advisor               1.40%
----------------------------------------------
Ovation Plus                  1.40%
----------------------------------------------
Paradigm                      1.40%
----------------------------------------------
Profile                       1.40%
----------------------------------------------
IVA                           1.25%
----------------------------------------------
Trilogy                       1.40%
----------------------------------------------
Vanguard SPIA                 0.52%
----------------------------------------------
Variable Annuity              1.40%
----------------------------------------------

Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts.
These charges are included as part of the mortality and expense risk fees line of the Statement of Operations.

Other charges paid to the Company by redemption of units outstanding include the deductions for distribution expenses, Annual Ratchet Plans, Equity Assurance
Plans, transfer fees, surrender charges or deferred sales charges and a partial withdrawal transaction charge.

Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20%
of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual
Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts.
These charges are included as part of the administrative charges line of the
Statement of Changes in Net Assets.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity
Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets.

A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and IVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers.

In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and IVA products are not subjected to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or
$25.

                                     VA I-34

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                                  Cost of Purchases   Proceeds from Sales
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                                    $    27,108          $   391,160
AIM V.I. International Growth Funds - Series I                                       340,684              262,180
AllianceBernstein Americas Government Income Portfolio - Class A                   5,680,616           16,704,817
AllianceBernstein Global Bond Portfolio - Class A                                  4,166,019            5,535,092
AllianceBernstein Global Dollar Government Portfolio - Class A                     4,742,669            7,749,176
AllianceBernstein Growth and Income Portfolio - Class A                            9,061,307           60,021,613
AllianceBernstein Growth and Income Portfolio - Class B                           11,521,739           24,688,367
AllianceBernstein Growth Portfolio - Class A                                       3,474,725           23,538,415
AllianceBernstein Growth Portfolio - Class B                                       2,825,670            8,706,340
AllianceBernstein High Yield Portfolio - Class A                                   5,965,620           10,765,941
AllianceBernstein International Portfolio - Class A                                4,468,712            7,316,006
AllianceBernstein International Value Portfolio - Class A                          9,571,924            3,425,127
AllianceBernstein Money Market Portfolio - Class A                                19,307,511           31,497,803
AllianceBernstein Money Market Portfolio - Class B                                12,568,568           30,811,082
AllianceBernstein Premier Growth Portfolio - Class A                                 773,083           43,749,490
AllianceBernstein Premier Growth Portfolio - Class B                               1,343,519           14,916,460
AllianceBernstein Real Estate Investment Portfolio - Class A                       8,826,370            9,592,332
AllianceBernstein Small Cap Growth Portfolio - Class A                             5,202,424           12,443,644
AllianceBernstein Small Cap Value Portfolio - Class A                              7,615,579            9,606,397
AllianceBernstein Technology Portfolio - Class A                                   1,028,781           17,479,525
AllianceBernstein Technology Portfolio - Class B                                     992,569            7,661,632
AllianceBernstein Total Return Portfolio - Class A                                11,497,360           24,142,202
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A        7,870,942           30,203,350
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B          544,199            1,081,277
AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B                 1,827,589              825,552
AllianceBernstein Utility Income Portfolio - Class A                               4,531,742            7,766,517
AllianceBernstein Value Portfolio - Class B                                        9,601,702            7,731,003
AllianceBernstein Worldwide Privatization Portfolio - Class A                      7,507,606            8,197,581
Delaware VIP Balanced Series - Standard class                                         24,421              299,147
Delaware VIP Capital Reserves Series - Standard class                                 10,613               13,012
Delaware VIP Cash Reserves Series - Standard class                                   194,552              215,577
Delaware VIP Growth Opportunities Series - Standard class                             40,502               49,144
Delaware VIP High Yield Series - Standard class                                       52,510              255,481
Delaware VIP Value Series - Standard class                                           105,022              943,291
Dreyfus Stock Index Fund, Inc. - Initial shares                                      344,018            2,478,026
Dreyfus VIF Small Company Stock Portfolio - Initial shares                           430,008              509,610
Fidelity VIP Asset Manager Portfolio - Initial Class                                 369,835            2,164,827
Fidelity VIP Contrafund Portfolio - Initial Class                                    278,662              627,006
Fidelity VIP Growth Portfolio - Initial Class                                        115,448            1,867,223
Fidelity VIP High Income Portfolio - Initial Class                                   268,560              448,974
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                         398,847            1,140,293
Fidelity VIP Money Market Portfolio - Initial Class                                1,191,465            3,151,957
Fidelity VIP Overseas Portfolio - Initial Class                                        9,638              162,792
Merrill Lynch Basic Value V.I. Fund - Class I                                        529,046            1,135,455
Merrill Lynch Core Bond V.I. Fund - Class I                                           21,691               50,822
Merrill Lynch Domestic Money Market V.I. Fund - Class I                              105,536              342,946
Merrill Lynch Global Allocation V.I. Fund - Class I                                  482,615              224,798
Merrill Lynch Global Growth V.I. Fund - Class I                                       19,611              126,251
Merrill Lynch High Current Income V.I. Fund - Class I                                150,353               96,325
Merrill Lynch International Value V.I. Fund - Class I                                176,768              271,350

                                     VA I-35

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                                  Cost of Purchases   Proceeds from Sales
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Large Cap Core V.I. Fund - Class I                                  $  144,152           $  242,217
Merrill Lynch Large Cap Growth V.I. Fund - Class I                                   256,973              211,112
Merrill Lynch Utilities and Telecommunications V.I. Fund - Class I                    17,213               81,849
Merrill Lynch Value Opportunities V.I. Fund - Class I                                559,123              287,445
UBS U.S. Allocation Portfolio                                                        458,335            3,990,824
UIF Core Plus Fixed Income Portfolio - Class I                                         1,675                2,984
UIF Equity Growth Portfolio - Class I                                                    207                2,509
UIF Technology Portfolio - Class I                                                        63                1,019
UIF Value Portfolio - Class I                                                            102                   20
Van Eck Worldwide Emerging Markets Fund                                              136,310              339,925
Van Eck Worldwide Hard Assets Fund                                                   315,220               92,508
Vanguard 500 Index Fund                                                                  162                  655
Vanguard GNMA Fund                                                                    34,130                2,844
Vanguard Health Care Fund                                                             69,913                3,708
Vanguard Inflation-Protected Securities Fund                                          24,989                1,525
Vanguard LifeStrategy Conservative Growth Fund                                         1,360                3,157
Vanguard LifeStrategy Growth Fund                                                     38,419                5,569
Vanguard LifeStrategy Income Fund                                                    133,397                8,263
Vanguard LifeStrategy Moderate Growth Fund                                            87,923               19,147
Vanguard Prime Money Market Fund                                                          67                  418
Vanguard PRIMECAP Fund                                                                    26                  235
Vanguard Total Bond Market Index Fund                                                  5,053                  771
Vanguard Total International Stock Index Fund                                        246,557               14,875
Vanguard U.S. Growth Fund                                                                 22                  386
Vanguard VIF Balanced Portfolio                                                    1,459,917               91,338
Vanguard VIF Capital Growth Portfolio                                                 62,407                1,265
Vanguard VIF Diversified Value Portfolio                                             164,844               20,548
Vanguard VIF Equity Income Portfolio                                                 207,129               13,223
Vanguard VIF Equity Index Portfolio                                                  143,748               47,292
Vanguard VIF Growth Portfolio                                                         24,054                9,839
Vanguard VIF High Yield Bond Portfolio                                                16,973                  695
Vanguard VIF International Portfolio                                                  46,717               38,084
Vanguard VIF Mid-Cap Index Portfolio                                                  58,802               32,845
Vanguard VIF Money Market Portfolio                                                3,143,639            3,221,209
Vanguard VIF REIT Index Portfolio                                                     51,024               12,872
Vanguard VIF Short-Term Investment-Grade Portfolio                                   117,808               84,098
Vanguard VIF Small Company Growth Portfolio                                           33,346                8,811
Vanguard VIF Total Bond Market Index Portfolio                                       250,651               40,472
Vanguard VIF Total Stock Market Index Portfolio                                      622,765               36,648
Vanguard Wellington Fund                                                                 176                  243
Vanguard Windsor Fund                                                                     64                  231

                                     VA I-36

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2004.

                                                                                         Net Asset  Value of Shares  Cost of Shares
Sub-accounts                                                                   Shares      Value     at Fair Value        Held
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                                    58,618    $22.69     $  1,330,043    $  1,760,240
AIM V.I. International Growth Fund - Series I                                    69,944     19.77        1,382,786       1,062,674
AllianceBernstein Americas Government Income Portfolio - Class A              3,303,700     12.91       42,650,770      41,106,995
AllianceBernstein Global Bond Portfolio - Class A                             1,277,017     13.63       17,405,747      16,070,807
AllianceBernstein Global Dollar Government Portfolio - Class A                1,354,738     14.79       20,036,569      16,783,314
AllianceBernstein Growth and Income Portfolio - Class A                      10,777,824     24.08      259,529,993     232,073,073
AllianceBernstein Growth and Income Portfolio - Class B                       8,665,212     23.87      206,838,619     180,824,288
AllianceBernstein Growth Portfolio - Class A                                  5,628,061     18.30      102,993,524     140,573,927
AllianceBernstein Growth Portfolio - Class B                                  3,124,709     18.05       56,401,003      54,924,908
AllianceBernstein High Yield Portfolio - Class A                              4,893,319      7.97       38,999,754      35,828,826
AllianceBernstein International Portfolio - Class A                           3,050,697     15.26       46,553,633      31,141,686
AllianceBernstein International Value Portfolio - Class A                     2,075,264     16.71       34,677,663      23,072,259
AllianceBernstein Money Market Portfolio - Class A                           23,885,022      1.00       23,885,022      23,885,022
AllianceBernstein Money Market Portfolio - Class B                           15,791,306      1.00       15,791,306      15,791,306
AllianceBernstein Premier Growth Portfolio - Class A                          6,988,994     23.44      163,822,023     231,189,710
AllianceBernstein Premier Growth Portfolio - Class B                          3,352,123     23.11       77,467,555      83,472,057
AllianceBernstein Real Estate Investment Portfolio - Class A                  2,502,760     20.66       51,707,023      32,886,537
AllianceBernstein Small Cap Growth Portfolio - Class A                        4,219,880     11.65       49,161,599      40,576,361
AllianceBernstein Small Cap Value Portfolio - Class A                         3,683,630     16.84       62,032,327      44,813,294
AllianceBernstein Technology Portfolio - Class A                              4,792,410     15.27       73,180,107     145,917,204
AllianceBernstein Technology Portfolio - Class B                              1,870,952     15.08       28,213,958      32,828,111
AllianceBernstein Total Return Portfolio - Class A                            9,255,805     18.94      175,304,945     158,989,698
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A   7,297,786     12.28       89,616,817      88,896,320
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B     262,717     12.18        3,199,890       3,228,839
AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B              203,042     11.89        2,414,174       2,214,680
AllianceBernstein Utility Income Portfolio - Class A                          2,332,170     18.17       42,375,535      41,183,040
AllianceBernstein Value Portfolio - Class B                                   6,319,304     12.54       79,244,076      62,352,017
AllianceBernstein Worldwide Privatization Portfolio - Class A                 1,778,563     20.18       35,891,399      25,446,348
Delaware VIP Balanced Series - Standard class                                    70,509     13.36          941,999       1,099,919
Delaware VIP Capital Reserves Series - Standard class                            24,333      9.94          241,874         238,838
Delaware VIP Cash Reserves Series - Standard class                              469,999      1.00          469,999         469,999
Delaware VIP Growth Opportunities Series - Standard class                        78,639     15.96        1,255,076       1,705,207
Delaware VIP High Yield Series - Standard class                                  79,367      6.11          484,932         528,687
Delaware VIP Value Series - Standard class                                      242,367     18.46        4,474,101       3,913,721
Dreyfus Stock Index Fund, Inc. - Initial shares                                 269,950     30.89        8,338,761       8,502,358
Dreyfus VIF Small Company Stock Portfolio - Initial shares                       90,615     22.66        2,053,328       1,637,996
Fidelity VIP Asset Manager Portfolio - Initial Class                            469,644     14.85        6,974,219       7,204,053
Fidelity VIP Contrafund Portfolio - Initial Class                               137,440     26.62        3,658,658       3,296,651
Fidelity VIP Growth Portfolio - Initial Class                                   187,565     32.01        6,003,964       6,900,789
Fidelity VIP High Income Portfolio - Initial Class                              238,144      7.00        1,667,011       1,418,010
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    254,438     13.25        3,371,298       3,362,770
Fidelity VIP Money Market Portfolio - Initial Class                           3,099,313      1.00        3,099,313       3,099,313
Fidelity VIP Overseas Portfolio - Initial Class                                  16,331     17.52          286,118         258,786
Merrill Lynch Basic Value V.I. Fund - Class I                                   530,560     15.70        8,329,799       7,191,250
Merrill Lynch Core Bond V.I. Fund - Class I                                      41,105     12.31          506,005         484,293
Merrill Lynch Domestic Money Market V.I. Fund - Class I                         591,599      1.00          591,599         591,599
Merrill Lynch Global Allocation V.I. Fund - Class I                             106,176     12.55        1,332,504       1,219,160

                                     VA I-37

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2004.

                                                                                 Net Asset   Value of Shares   Cost of Shares
Sub-accounts                                                           Shares      Value      at Fair Value         Held
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Global Growth V.I. Fund - Class I                         83,625    $  9.66      $   807,819       $ 1,066,119
Merrill Lynch High Current Income V.I. Fund - Class I                  110,118       8.12          894,162           877,342
Merrill Lynch International Value V.I. Fund - Class I                  158,466      13.67        2,166,236         1,710,335
Merrill Lynch Large Cap Core V.I. Fund - Class I                        62,448      29.38        1,834,713         1,768,108
Merrill Lynch Large Cap Growth V.I. Fund - Class I                      94,258       9.96          938,811           846,398
Merrill Lynch Utilities and Telecommunications V.I. Fund - Class I      49,179       9.03          444,087           581,483
Merrill Lynch Value Opportunities V.I. Fund - Class I                  112,579      26.17        2,946,181         2,613,901
UBS U.S. Allocation Portfolio                                        1,399,707      13.50       18,896,041        21,220,360
UIF Core Plus Fixed Income Portfolio - Class I                           3,215      11.56           37,169            36,781
UIF Equity Growth Portfolio - Class I                                    2,390      13.75           32,867            31,431
UIF Technology Portfolio - Class I                                       3,696       3.59           13,268            15,438
UIF Value Portfolio - Class I                                              184      14.88            2,734             1,716
Van Eck Worldwide Emerging Markets Fund                                 33,541      15.21          510,155           325,462
Van Eck Worldwide Hard Assets Fund                                      19,848      18.36          364,401           324,272
Vanguard 500 Index Fund                                                     74     111.64            8,292             7,421
Vanguard GNMA Fund                                                       3,170      10.44           33,095            33,030
Vanguard Health Care Fund                                                  535     126.79           67,834            66,147
Vanguard Inflation-Protected Securities Fund                             1,909      12.57           23,995            23,486
Vanguard LifeStrategy Conservative Growth Fund                           2,253      15.26           34,379            29,998
Vanguard LifeStrategy Growth Fund                                        4,819      20.04           96,576            85,339
Vanguard LifeStrategy Income Fund                                       10,972      13.53          148,456           145,006
Vanguard LifeStrategy Moderate Growth Fund                              16,325      17.91          292,373           270,679
Vanguard Prime Money Market Fund                                         4,992       1.00            4,992             4,992
Vanguard PRIMECAP Fund                                                      50      62.30            3,111             2,429
Vanguard Total Bond Market Index Fund                                      929      10.27            9,545             9,589
Vanguard Total International Stock Index Fund                           21,561      12.60          271,666           232,438
Vanguard U.S. Growth Fund                                                  301      16.18            4,876             4,693
Vanguard VIF Balanced Portfolio                                         99,278      18.62        1,848,551         1,745,896
Vanguard VIF Capital Growth Portfolio                                    4,460      15.07           67,212            61,190
Vanguard VIF Diversified Value Portfolio                                13,613      13.55          184,458           163,048
Vanguard VIF Equity Income Portfolio                                    10,506      19.45          204,337           193,576
Vanguard VIF Equity Index Portfolio                                      3,650      28.29          103,272            94,926
Vanguard VIF Growth Portfolio                                            1,265      11.67           14,759            13,588
Vanguard VIF High Yield Bond Portfolio                                   1,894       9.02           17,085            16,252
Vanguard VIF International Portfolio                                     5,178      15.15           78,448            67,615
Vanguard VIF Mid-Cap Index Portfolio                                     3,604      16.27           58,641            50,365
Vanguard VIF Money Market Portfolio                                      4,434       1.00            4,434             4,434
Vanguard VIF REIT Index Portfolio                                        3,858      20.09           77,503            63,829
Vanguard VIF Short-Term Investment-Grade Portfolio                       4,635      10.62           49,223            48,384
Vanguard VIF Small Company Growth Portfolio                              2,436      19.48           47,446            41,108
Vanguard VIF Total Bond Market Index Portfolio                          17,815      11.48          204,512           207,326
Vanguard VIF Total Stock Market Index Portfolio                         23,820      28.60          681,258           604,520
Vanguard Wellington Fund                                                    98      30.19            2,951             2,708
Vanguard Windsor Fund                                                      166      18.07            2,999             2,513

                                     VA I-38

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2004.

                                                         Accumulation   Accumulation      Annuity    Annuity Units  Net Increase
Sub-accounts                                             Units Issued  Units Redeemed  Units Issued     Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------------------------
2 AIM V.I. Capital Appreciation Fund - Series I                  --            (814)          --             --            (814)
3 AIM V.I. Capital Appreciation Fund - Series I                 626         (34,461)          --           (123)        (33,958)
2 AIM V.I. International Growth Fund - Series I                  --            (167)          --             --            (167)
3 AIM V.I. International Growth Fund - Series I              28,069         (21,378)          --             --           6,691
1 AllianceBernstein Americas Government Income
     Portfolio - Class A                                     13,930        (662,269)         602           (739)       (648,476)
2 AllianceBernstein Americas Government Income
     Portfolio - Class A                                         41         (18,272)          --             --         (18,231)
1 AllianceBernstein Global Bond Portfolio - Class A          43,861        (171,243)         261           (353)       (127,474)
2 AllianceBernstein Global Bond Portfolio - Class A              83         (10,794)          --             --         (10,711)
3 AllianceBernstein Global Bond Portfolio - Class A              --          (2,047)          --             --          (2,047)
1 AllianceBernstein Global Dollar Government Portfolio
     - Class A                                                6,553        (142,086)         234           (223)       (135,522)
2 AllianceBernstein Global Dollar Government Portfolio
     - Class A                                                   51         (11,218)          --             --         (11,167)
1 AllianceBernstein Growth and Income Portfolio
     - Class A                                               55,422      (1,286,252)       5,829         (6,873)     (1,231,874)
2 AllianceBernstein Growth and Income Portfolio
     - Class A                                                  104         (31,236)          --             --         (31,132)
3 AllianceBernstein Growth and Income Portfolio
     - Class A                                                  447        (174,698)          16           (231)       (174,466)
4 AllianceBernstein Growth and Income Portfolio
     - Class B                                              205,472        (505,050)         459           (152)       (299,271)
5 AllianceBernstein Growth and Income Portfolio
     - Class B                                                  222         (32,473)          --             --         (32,251)
1 AllianceBernstein Growth Portfolio - Class A               16,102        (752,742)         274         (6,942)       (743,308)
2 AllianceBernstein Growth Portfolio - Class A                5,110          (7,060)          --             --          (1,950)
3 AllianceBernstein Growth Portfolio - Class A                  385         (99,267)          --             --         (98,882)
4 AllianceBernstein Growth Portfolio - Class B               25,610        (243,635)          --             --        (218,025)
5 AllianceBernstein Growth Portfolio - Class B                   20          (8,758)          --             --          (8,738)
1 AllianceBernstein High Yield Portfolio - Class A           10,429        (637,614)          --           (259)       (627,444)
2 AllianceBernstein High Yield Portfolio - Class A              272         (30,718)          --              -         (30,446)
1 AllianceBernstein International Portfolio - Class A       268,673        (454,521)       3,295         (1,024)       (183,577)
2 AllianceBernstein International Portfolio - Class A         3,426          (4,720)          --             --          (1,294)
1 AllianceBernstein International Value Portfolio -
     Class A                                                649,999        (198,126)          --             --         451,873
2 AllianceBernstein International Value Portfolio -
     Class A                                                 12,934          (6,634)          --             --           6,300
1 AllianceBernstein Money Market Portfolio - Class A         41,774        (960,692)      31,087        (32,412)       (920,243)
2 AllianceBernstein Money Market Portfolio - Class A          6,954         (23,937)          --             --         (16,983)
4 AllianceBernstein Money Market Portfolio - Class B         37,036      (1,482,765)          --             --      (1,445,729)
5 AllianceBernstein Money Market Portfolio - Class B         31,669         (13,639)          --             --          18,030
1 AllianceBernstein Premier Growth Portfolio - Class A       14,226      (1,603,592)      10,538         (9,557)     (1,588,385)
2 AllianceBernstein Premier Growth Portfolio - Class A          597         (49,769)          --             --         (49,172)
3 AllianceBernstein Premier Growth Portfolio - Class A           --         (11,440)           2           (185)        (11,623)
4 AllianceBernstein Premier Growth Portfolio - Class B       29,456        (521,862)         547            (32)       (491,891)
5 AllianceBernstein Premier Growth Portfolio - Class B          316         (19,117)          --             --         (18,801)
1 AllianceBernstein Real Estate Investment Portfolio -
     Class A                                                278,051        (323,487)       1,847         (1,107)        (44,696)
2 AllianceBernstein Real Estate Investment Portfolio -
     Class A                                                    301         (32,454)          --             --         (32,153)
1 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                 41,624        (628,638)       2,595         (1,856)       (586,275)
2 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                    197         (23,977)          --             --         (23,780)
3 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                  2,135         (12,685)          --             --         (10,550)
1 AllianceBernstein Small Cap Value Portfolio - Class A     162,910        (339,507)          --             --        (176,597)
2 AllianceBernstein Small Cap Value Portfolio - Class A       2,040          (4,831)          --             --          (2,791)
1 AllianceBernstein Technology Portfolio - Class A           12,243      (1,013,683)       3,463         (9,646)     (1,007,623)
2 AllianceBernstein Technology Portfolio - Class A              347         (36,682)          --             --         (36,335)
3 AllianceBernstein Technology Portfolio - Class A              493         (28,916)          --             --         (28,423)
4 AllianceBernstein Technology Portfolio - Class B           10,019        (431,176)          --             --        (421,157)
5 AllianceBernstein Technology Portfolio - Class B               31         (10,536)          --             --         (10,505)
1 AllianceBernstein Total Return Portfolio - Class A        359,166        (940,090)       3,077         (1,783)       (579,630)
2 AllianceBernstein Total Return Portfolio - Class A            237         (25,351)          --             --         (25,114)

                                     VA I-39

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                             Accumulation   Accumulation      Annuity    Annuity Units  Net Increase
Sub-accounts                                                 Units Issued  Units Redeemed  Units Issued     Redeemed     (Decrease)
------------------------------------------------------------------------------------------------------------------------------------
3 AllianceBernstein Total Return Portfolio - Class A                 31         (19,301)         --              --         (19,270)
1 AllianceBernstein U.S. Government/High Grade Securities
     Portfolio - Class A                                         30,283      (1,654,117)        397          (2,537)     (1,625,974)
2 AllianceBernstein U.S. Government/High Grade Securities
     Portfolio - Class A                                            127         (57,224)         --              --         (57,097)
4 AllianceBernstein U.S. Government/High Grade Securities
     Portfolio - Class B                                             --         (35,181)         --              --         (35,181)
5 AllianceBernstein U.S. Government/High Grade Securities
     Portfolio - Class B                                             --          (8,391)         --              --          (8,391)
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio
     - Class B                                                  107,433         (17,901)         --              --          89,532
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio
     - Class B                                                    8,073          (1,425)         --              --           6,648
1 AllianceBernstein Utility Income Portfolio - Class A           87,797        (275,180)         --             (59)       (187,442)
2 AllianceBernstein Utility Income Portfolio - Class A              132          (9,857)         --              --          (9,725)
4 AllianceBernstein Value Portfolio - Class B                   734,533        (530,311)         --              --         204,222
5 AllianceBernstein Value Portfolio - Class B                     5,018         (13,611)         --              --          (8,593)
1 AllianceBernstein Worldwide Privatization Portfolio -
     Class A                                                    178,351        (197,466)        585          (1,937)        (20,467)
2 AllianceBernstein Worldwide Privatization Portfolio -
     Class A                                                        212          (6,098)         --              --          (5,886)
7 Delaware VIP Balanced Series - Standard class                      --          (9,072)         --              --          (9,072)
7 Delaware VIP Balanced Series - Standard class                      --          (4,429)         --              --          (4,429)
7 Delaware VIP Capital Reserves Series - Standard class              --              (5)         --              --              (5)
7 Delaware VIP Capital Reserves Series - Standard class              --            (596)         --              --            (596)
7 Delaware VIP Cash Reserves Series - Standard class             11,354         (12,517)         --              --          (1,163)
7 Delaware VIP Growth Opportunities Series - Standard class       1,613              (2)         --              --           1,611
7 Delaware VIP Growth Opportunities Series - Standard class          --          (1,275)         --              --          (1,275)
7 Delaware VIP High Yield Series - Standard class                    --          (3,299)         --              --          (3,299)
7 Delaware VIP High Yield Series - Standard class                   317          (8,851)         --              --          (8,534)
7 Delaware VIP Value Series - Standard class                         --              (1)         --          (1,002)         (1,003)
7 Delaware VIP Value Series - Standard class                         --         (25,323)        717              --         (24,606)
2 Dreyfus Stock Index Fund, Inc. - Initial shares                    --          (1,276)         --              --          (1,276)
3 Dreyfus Stock Index Fund, Inc. - Initial shares                 2,215        (124,233)         16            (311)       (122,313)
2 Dreyfus VIF Small Company Stock Portfolio - Initial
     shares                                                          --              --          --              --              --
3 Dreyfus VIF Small Company Stock Portfolio - Initial
     shares                                                       9,497         (24,179)         --              --         (14,682)
2 Fidelity VIP Asset Manager Portfolio - Initial Class               --          (1,570)         --              --          (1,570)
3 Fidelity VIP Asset Manager Portfolio - Initial Class            1,134        (122,869)          5            (164)       (121,894)
2 Fidelity VIP Contrafund Portfolio - Initial Class                  --              (3)         --              --              (3)
3 Fidelity VIP Contrafund Portfolio - Initial Class              14,092         (35,025)         22            (141)        (21,052)
2 Fidelity VIP Growth Portfolio - Initial Class                      --              --          --              --              --
3 Fidelity VIP Growth Portfolio - Initial Class                   1,236        (107,643)          2            (199)       (106,604)
2 Fidelity VIP High Income Portfolio - Initial Class                 --              (1)         --              --              (1)
3 Fidelity VIP High Income Portfolio - Initial Class              7,828         (36,548)         --              --         (28,720)
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
     Class                                                          546         (62,418)         25            (385)        (62,232)
3 Fidelity VIP Money Market Portfolio - Initial Class               968        (158,410)         --              --        (157,442)
3 Fidelity VIP Overseas Portfolio - Initial Class                   180         (11,904)         --              --         (11,724)
1 Merrill Lynch Basic Value V.I. Fund - Class I                   2,888         (38,104)        397             (45)        (34,864)
2 Merrill Lynch Basic Value V.I. Fund - Class I                      --          (2,616)         --              --          (2,616)
1 Merrill Lynch Core Bond V.I. Fund - Class I                       165          (3,278)         --              --          (3,113)
2 Merrill Lynch Core Bond V.I. Fund - Class I                        --              (3)         --              --              (3)
1 Merrill Lynch Domestic Money Market V.I. Fund - Class I            --         (20,422)         --              --         (20,422)
2 Merrill Lynch Domestic Money Market V.I. Fund - Class I            --              (1)         --              --              (1)
1 Merrill Lynch Global Allocation V.I. Fund - Class I            32,409          (3,245)         --              --          29,164
2 Merrill Lynch Global Allocation V.I. Fund - Class I               987         (11,343)         --              --         (10,356)
1 Merrill Lynch Global Growth V.I. Fund - Class I                    --         (13,525)         --              --         (13,525)

                                     VA I-40

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                            Accumulation   Accumulation      Annuity    Annuity Units  Net Increase
Sub-accounts                                                Units Issued  Units Redeemed  Units Issued     Redeemed     (Decrease)
-----------------------------------------------------------------------------------------------------------------------------------
2 Merrill Lynch Global Growth V.I. Fund - Class I                  --             (66)            --            --            (66)
1 Merrill Lynch High Current Income V.I. Fund - Class I         4,333          (5,410)            --            --         (1,077)
2 Merrill Lynch High Current Income V.I. Fund - Class I         1,114             (58)            --            --          1,056
1 Merrill Lynch International Value V.I. Fund - Class I            11          (9,214)            --            --         (9,203)
2 Merrill Lynch International Value V.I. Fund - Class I           744          (1,249)            --            --           (505)
1 Merrill Lynch Large Cap Core V.I. Fund - Class I              3,949         (11,294)           414           (48)        (6,979)
2 Merrill Lynch Large Cap Core V.I. Fund - Class I                590              (9)            --            --            581
1 Merrill Lynch Large Cap Growth V.I. Fund - Class I           24,419         (18,001)            --            --          6,418
1 Merrill Lynch Utilities and Telecommunications V.I. Fund
     - Class I                                                     --          (5,653)            --            --         (5,653)
2 Merrill Lynch Utilities and Telecommunications V.I. Fund
     - Class I                                                     --              --             --            --             --
1 Merrill Lynch Value Opportunities V.I. Fund - Class I         7,538          (6,741)            --            --            797
2 Merrill Lynch Value Opportunities V.I. Fund - Class I            --          (1,623)            --            --         (1,623)
1 UBS U.S. Allocation Portfolio                                    42        (231,192)            --          (421)      (231,571)
2 UBS U.S. Allocation Portfolio                                    --         (13,661)            --            --        (13,661)
1 UIF Core Plus Fixed Income Portfolio - Class I                   --              --             15          (241)          (226)
1 UIF Equity Growth Portfolio - Class I                            --              --             16          (244)          (228)
1 UIF Technology Portfolio - Class I                               --              --              8          (121)          (113)
1 UIF Value Portfolio - Class I                                    --              --             --          (211)          (211)
3 Van Eck Worldwide Emerging Markets Fund                       1,318         (20,029)            --            --        (18,711)
3 Van Eck Worldwide Hard Assets Fund                           23,323          (4,770)            --            --         18,553
1 Vanguard 500 Index Fund                                          --              --              7           (63)           (56)
6 Vanguard GNMA Fund                                               --              --          3,086          (104)         2,982
6 Vanguard Health Care Fund                                        --              --          6,036          (338)         5,698
6 Vanguard Inflation-Protected Securities Fund                     --              --          2,289          (139)         2,150
1 Vanguard LifeStrategy Conservative Growth Fund                   --              --             34          (262)          (228)
1 Vanguard LifeStrategy Growth Fund                                --              --             14          (105)           (91)
6 Vanguard LifeStrategy Growth Fund                                --              --          3,316          (355)         2,961
1 Vanguard LifeStrategy Income Fund                                --              --             99          (235)          (136)
6 Vanguard LifeStrategy Income Fund                                --              --         12,279          (509)        11,770
6 Vanguard LifeStrategy Moderate Growth Fund                       --              --          7,450        (1,638)         5,812
1 Vanguard Prime Money Market Fund                                 --              --              5           (42)           (37)
1 Vanguard PRIMECAP Fund                                           --              --              3           (22)           (19)
1 Vanguard Total Bond Market Index Fund                            --              --            431           (72)           359
6 Vanguard Total International Stock Index Fund                    --              --         20,824        (1,168)        19,656
1 Vanguard U.S. Growth Fund                                        --              --              5           (43)           (38)
6 Vanguard VIF Balanced Portfolio                                  --              --        123,541        (4,676)       118,865
6 Vanguard VIF Capital Growth Portfolio                            --              --          5,417           (98)         5,319
6 Vanguard VIF Diversified Value Portfolio                         --              --         12,443          (321)        12,122
1 Vanguard VIF Equity Income Portfolio                             --              --          1,691           (45)         1,646
6 Vanguard VIF Equity Income Portfolio                             --              --         14,995          (226)        14,769
6 Vanguard VIF Equity Index Portfolio                              --              --         11,484        (2,893)         8,591
6 Vanguard VIF Growth Portfolio                                    --              --          1,368           (74)         1,294
6 Vanguard VIF High Yield Bond Portfolio                           --              --          1,573           (63)         1,510
6 Vanguard VIF International Portfolio                             --              --          1,511          (958)           553
6 Vanguard VIF Mid-Cap Index Portfolio                             --              --          2,804          (569)         2,235
1 Vanguard VIF Money Market Portfolio                              --              --          2,666        (2,666)            --
6 Vanguard VIF Money Market Portfolio                              --              --        347,586      (355,339)        (7,753)
1 Vanguard VIF REIT Index Portfolio                                --              --          1,832          (101)         1,731
6 Vanguard VIF REIT Index Portfolio                                --              --          1,842          (321)         1,521
6 Vanguard VIF Short-Term Investment-Grade Portfolio               --              --          4,923        (1,641)         3,282
6 Vanguard VIF Small Company Growth Portfolio                      --              --          2,946          (612)         2,334
6 Vanguard VIF Total Bond Market Index Portfolio                   --              --         22,215        (2,764)        19,451

                                     VA I-41

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                            Accumulation   Accumulation      Annuity    Annuity Units  Net Increase
Sub-accounts                                                Units Issued  Units Redeemed  Units Issued     Redeemed     (Decrease)
-----------------------------------------------------------------------------------------------------------------------------------
6 Vanguard VIF Total Stock Market Index Portfolio                --             --           57,340        (3,149)        54,191
1 Vanguard Wellington Fund                                       --             --                2           (21)           (19)
1 Vanguard Windsor Fund                                          --             --                2           (21)           (19)

Footnotes

1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and IVA
     products.
2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
3    Profile product.
4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5    Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
6    Vanguard SPIA product.
7    Variable Annuity product.

                                     VA I-42

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                       Accumulation    Accumulation    Annuity Units   Annuity Units   Net Increase
Sub-accounts                           Units Issued   Units Redeemed       Issued         Redeemed      (Decrease)
-------------------------------------------------------------------------------------------------------------------
2 AIM V.I. Capital Appreciation Fund
     - Series I                                 --             (50)           --               --              (50)
3 AIM V.I. Capital Appreciation Fund
     - Series I                              2,309         (19,775)           26             (141)         (17,581)
2 AIM V.I. International Growth Fund
     - Series I                                  1              (2)           --               --               (1)
3 AIM V.I. International Growth Fund
     - Series I                                308         (43,511)           --               --          (43,203)
1 AllianceBernstein Americas
     Government Income Portfolio -
     Class A                                61,213        (851,871)           36             (796)        (791,418)
2 AllianceBernstein Americas
     Government Income Portfolio -
     Class A                                    44         (29,773)           --               --          (29,729)
1 AllianceBernstein Global Bond
     Portfolio - Class A                   127,936        (163,670)          247             (344)         (35,831)
2 AllianceBernstein Global Bond
     Portfolio - Class A                     7,674            (993)           --               --            6,681
3 AllianceBernstein Global Bond
     Portfolio - Class A                        --         (15,353)           --               --          (15,353)
1 AllianceBernstein Global Dollar
     Government Portfolio - Class A         13,825        (147,331)          531             (750)        (133,725)
2 AllianceBernstein Global Dollar
     Government Portfolio - Class A          4,857          (2,563)           --               --            2,294
1 AllianceBernstein Growth and
     Income Portfolio - Class A             20,016      (1,129,791)        1,243          (15,648)      (1,124,180)
2 AllianceBernstein Growth and
     Income Portfolio - Class A                101         (16,270)           --               --          (16,169)
3 AllianceBernstein Growth and
     Income Portfolio - Class A            193,353         (60,496)           39             (253)         132,643
4 AllianceBernstein Growth and
     Income Portfolio - Class B            249,096        (443,425)        1,963              (82)        (192,448)
5 AllianceBernstein Growth and
     Income Portfolio - Class B              8,211          (9,090)           --               --             (879)
1 AllianceBernstein Growth Portfolio
     - Class A                              11,767        (789,883)        4,861           (2,777)        (776,032)
2 AllianceBernstein Growth Portfolio
     - Class A                                  12         (14,437)           --               --          (14,425)
3 AllianceBernstein Growth Portfolio
     - Class A                             117,770         (55,364)           --               --           62,406
4 AllianceBernstein Growth Portfolio
     - Class B                             163,301        (218,314)           --               --          (55,013)
5 AllianceBernstein Growth Portfolio
     - Class B                               5,183          (2,040)           --               --            3,143
1 AllianceBernstein High Yield
     Portfolio - Class A                 1,031,497        (600,239)           13           (2,415)         428,856
2 AllianceBernstein High Yield
     Portfolio - Class A                    24,176         (12,089)           --               --           12,087
1 AllianceBernstein International
     Portfolio - Class A                    24,725        (489,512)          102             (629)        (465,314)
2 AllianceBernstein International
     Portfolio - Class A                     8,731          (5,591)           --               --            3,140
1 AllianceBernstein International
     Value Portfolio - Class A             343,696        (117,421)           --               --          226,275
2 AllianceBernstein International
     Value Portfolio - Class A               1,807          (5,352)           --               --           (3,545)
1 AllianceBernstein Money Market
     Portfolio - Class A                     5,251      (2,292,628)           66           (1,458)      (2,288,769)
2 AllianceBernstein Money Market
     Portfolio - Class A                        --         (66,836)           --               --          (66,836)
4 AllianceBernstein Money Market
     Portfolio - Class B                   164,505        (990,004)           --               --         (825,499)
5 AllianceBernstein Money Market
     Portfolio - Class B                       416         (57,755)           --               --          (57,339)
1 AllianceBernstein Premier Growth
     Portfolio - Class A                    36,391      (1,510,708)        4,163           (6,024)      (1,476,178)
2 AllianceBernstein Premier Growth
     Portfolio - Class A                       414         (35,178)           --               --          (34,764)
3 AllianceBernstein Premier Growth
     Portfolio - Class A                        --        (207,115)           45             (222)        (207,292)
4 AllianceBernstein Premier Growth
     Portfolio - Class B                    38,485        (313,314)           --               --         (274,829)
5 AllianceBernstein Premier Growth
     Portfolio - Class B                     2,163         (10,267)           --               --           (8,104)
1 AllianceBernstein Real Estate
     Investment Portfolio - Class A        143,561        (252,915)           47           (1,253)        (110,560)
2 AllianceBernstein Real Estate
     Investment Portfolio - Class A             --          (8,835)           --               --           (8,835)
1 AllianceBernstein Small Cap Growth
     Portfolio - Class A                   396,416        (600,167)           26           (2,021)        (205,746)
2 AllianceBernstein Small Cap Growth
     Portfolio - Class A                    21,623         (16,720)           --               --            4,903
3 AllianceBernstein Small Cap Growth
     Portfolio - Class A                       134         (17,181)           --               --          (17,047)
1 AllianceBernstein Small Cap Value
     Portfolio - Class A                   529,913        (308,019)           --               --          221,894
2 AllianceBernstein Small Cap Value
     Portfolio - Class A                     8,333          (6,984)           --               --            1,349
1 AllianceBernstein Technology
     Portfolio - Class A                    19,735      (1,093,535)        6,801           (3,164)      (1,070,163)
2 AllianceBernstein Technology
     Portfolio - Class A                       215         (37,323)           --               --          (37,108)
3 AllianceBernstein Technology
     Portfolio - Class A                     3,030         (28,368)           --               --          (25,338)
4 AllianceBernstein Technology
     Portfolio - Class B                    96,439        (156,297)           --               --          (59,858)
5 AllianceBernstein Technology
     Portfolio - Class B                     8,707          (6,327)           --               --            2,380
1 AllianceBernstein Total Return
     Portfolio - Class A                   762,238        (882,699)          104           (1,464)        (121,821)
2 AllianceBernstein Total Return
     Portfolio - Class A                    50,298         (14,498)           --               --           35,800
3 AllianceBernstein Total Return
     Portfolio - Class A                       126         (19,949)           --               --          (19,823)

                                     VA I-43

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                       Accumulation    Accumulation    Annuity Units   Annuity Units   Net Increase
Sub-accounts                           Units Issued   Units Redeemed       Issued         Redeemed      (Decrease)
-------------------------------------------------------------------------------------------------------------------
1 AllianceBernstein U.S. Government/
     High Grade Securities Portfolio
     - Class A                              47,639      (2,184,471)         384           (3,084)       (2,139,532)
2 AllianceBernstein U.S. Government/
     High Grade Securities Portfolio
     - Class A                                 976         (21,892)          --               --           (20,916)
4 AllianceBernstein U.S. Government/
     High Grade Securities Portfolio
     - Class B                                  --         (26,385)          --               --           (26,385)
5 AllianceBernstein U.S. Government/
     High Grade Securities Portfolio
     - Class B                               1,737            (614)          --               --             1,123
1 AllianceBernstein U.S. Large Cap
     Blended Style Portfolio -
     Class B                               107,694            (895)          --               --           106,799
2 AllianceBernstein U.S. Large Cap
     Blended Style Portfolio -
     Class B                                 2,575              (4)          --               --             2,571
1 AllianceBernstein Utility Income
     Portfolio - Class A                    19,453        (326,879)          --              (61)         (307,487)
2 AllianceBernstein Utility Income
     Portfolio - Class A                        22          (4,011)          --               --            (3,989)
4 AllianceBernstein Value Portfolio
     - Class B                           1,040,685        (497,494)          --               --           543,191
5 AllianceBernstein Value Portfolio
     - Class B                              32,942         (11,051)          --               --            21,891
1 AllianceBernstein Worldwide
     Privatization Portfolio -
     Class A                                55,422        (223,074)          39           (1,675)         (169,288)
2 AllianceBernstein Worldwide
     Privatization Portfolio -
     Class A                                 3,110          (3,452)          --               --              (342)
7 Delaware VIP Balanced Series -
     Standard class                             --          (2,269)          --               --            (2,269)
7 Delaware VIP Balanced Series -
     Standard class                             --         (11,369)          --               --           (11,369)
7 Delaware VIP Capital Reserves
     Series - Standard class                    --            (858)          --               --              (858)
7 Delaware VIP Capital Reserves
     Series - Standard class                    --          (4,791)          --               --            (4,791)
7 Delaware VIP Cash Reserves Series
     - Standard class                           --         (47,845)          --               --           (47,845)
7 Delaware VIP Growth Opportunities
     Series - Standard class                    --          (1,132)          --               --            (1,132)
7 Delaware VIP Growth Opportunities
     Series - Standard class                    --          (1,089)          --               --            (1,089)
7 Delaware VIP High Yield Series -
     Standard class                             --            (905)          --               --              (905)
7 Delaware VIP High Yield Series -
     Standard class                             --          (1,980)          --               --            (1,980)
7 Delaware VIP Value Series -
     Standard class                             --              (2)          --             (176)             (178)
7 Delaware VIP Value Series -
     Standard class                          5,396         (34,081)          --               --           (28,685)
2 Dreyfus Stock Index Fund, Inc. -
     Initial shares                             --              (1)          --               --                (1)
3 Dreyfus Stock Index Fund, Inc. -
     Initial shares                          2,484         (95,718)          61             (353)          (93,526)
2 Dreyfus VIF Small Company Stock
     Portfolio - Initial shares                 --              (1)          --               --                (1)
3 Dreyfus VIF Small Company Stock
     Portfolio - Initial shares              4,866         (14,405)          --               --            (9,539)
2 Fidelity VIP Asset Manager
     Portfolio - Initial Class                  --              --           --               --                --
3 Fidelity VIP Asset Manager
     Portfolio - Initial Class               1,042         (78,914)          41             (203)          (78,034)
2 Fidelity VIP Contrafund Portfolio
     - Initial Class                           309              (1)          --               --               308
3 Fidelity VIP Contrafund Portfolio
     - Initial Class                         1,187         (60,806)          24             (134)          (59,729)
2 Fidelity VIP Growth Portfolio -
     Initial Class                              --              (1)          --               --                (1)
3 Fidelity VIP Growth Portfolio -
     Initial Class                           2,792         (89,460)          50             (241)          (86,859)
2 Fidelity VIP High Income Portfolio
     - Initial Class                            --              (1)          --               --                (1)
3 Fidelity VIP High Income Portfolio
     - Initial Class                        10,263         (42,125)          --               --           (31,862)
3 Fidelity VIP Investment Grade Bond
     Portfolio - Initial Class                 335        (182,035)          92             (468)         (182,076)
2 Fidelity VIP Money Market
     Portfolio - Initial Class                  --            (434)          --               --              (434)
3 Fidelity VIP Money Market
     Portfolio - Initial Class               1,411        (320,321)          --               --          (318,910)
3 Fidelity VIP Overseas Portfolio -
     Initial Class                             283         (23,269)          --               --           (22,986)
1 Mercury HW International VIP
     Portfolio                                  --        (160,731)          --               --          (160,731)
2 Mercury HW International VIP
     Portfolio                                  --          (8,846)          --               --            (8,846)
1 Merrill Lynch American Balanced
     V.I. Fund - Class I                        --          (1,178)          --               --            (1,178)
1 Merrill Lynch Basic Value V.I
     Fund - Class I                         20,173         (39,571)          --               --           (19,398)
2 Merrill Lynch Basic Value V.I
     Fund - Class I                             --          (4,841)          --               --            (4,841)
1 Merrill Lynch Core Bond V.I. Fund
     - Class I                                  --          (6,303)          --               --            (6,303)
2 Merrill Lynch Core Bond V.I. Fund
     - Class I                                  --              (4)          --               --                (4)
1 Merrill Lynch Developing Capital
     Markets V.I. Fund - Class I                --         (14,501)          --               --           (14,501)
2 Merrill Lynch Developing Capital
     Markets V.I. Fund - Class I                --          (3,987)          --               --            (3,987)

                                     VA I-44

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                       Accumulation    Accumulation    Annuity Units   Annuity Units   Net Increase
Sub-accounts                           Units Issued   Units Redeemed       Issued         Redeemed      (Decrease)
-------------------------------------------------------------------------------------------------------------------
1 Merrill Lynch Domestic Money
     Market V.I. Fund - Class I                --         (39,636)             --              --         (39,636)
2 Merrill Lynch Domestic Money
     Market V.I. Fund - Class I                --              --              --              --              --
1 Merrill Lynch Global Allocation
     V.I. Fund - Class I                   18,037          (6,146)             --              --          11,891
2 Merrill Lynch Global Allocation
     V.I. Fund - Class I                   11,075             (40)             --              --          11,035
1 Merrill Lynch Global Growth V.I
     Fund - Class I                         6,240          (1,333)             --              --           4,907
2 Merrill Lynch Global Growth V.I
     Fund - Class I                           906             (53)             --              --             853
1 Merrill Lynch High Current Income
     V.I. Fund - Class I                   10,792          (4,507)             --              --           6,285
2 Merrill Lynch High Current Income
     V.I. Fund - Class I                      754             (44)             --              --             710
1 Merrill Lynch International Value
     V.I. Fund - Class I                  171,250         (16,606)             --              --         154,644
2 Merrill Lynch International Value
     V.I. Fund - Class I                    9,623            (349)             --              --           9,274
1 Merrill Lynch Large Cap Core V.I
     Fund - Class I                        15,503         (13,212)             --              --           2,291
2 Merrill Lynch Large Cap Core V.I
     Fund - Class I                            --            (301)             --              --            (301)
1 Merrill Lynch Large Cap Growth
     V.I. Fund - Class I                       --         (94,393)             --              --         (94,393)
1 Merrill Lynch Large Cap Growth
     V.I. Fund - Class I                  104,192         (10,976)             --              --          93,216
1 Merrill Lynch Utilities and
     Telecommunications V.I. Fund -
     Class I                                   --          (7,404)             --              --          (7,404)
2 Merrill Lynch Utilities and
     Telecommunications V.I. Fund -
     Class I                                   --              (1)             --              --              (1)
1 Merrill Lynch Value Opportunities
     V.I. Fund - Class I                   11,086         (11,381)             --              --            (295)
2 Merrill Lynch Value Opportunities
     V.I. Fund - Class I                       --          (6,179)             --              --          (6,179)
1 UBS U.S. Allocation Portfolio               163        (234,304)              2            (441)       (234,580)
2 UBS U.S. Allocation Portfolio                --         (33,115)             --              --         (33,115)
1 UIF Core Plus Fixed Income
     Portfolio - Class I                       --              --              --            (573)           (573)
1 UIF Equity Growth Portfolio -
     Class I                                   --              --             210            (916)           (706)
1 UIF Technology Portfolio - Class I           --              --              15            (134)           (119)
1 UIF Value Portfolio - Class I                --              --              --            (252)           (252)
3 Van Eck Worldwide Emerging Markets
     Fund                                   2,224         (26,572)             --              --         (24,348)
3 Van Eck Worldwide Hard Assets Fund          257         (16,681)             --              --         (16,424)
1 Vanguard 500 Index Fund                      --              --               9             (68)            (59)
6 Vanguard GNMA Fund                           --              --             171              (1)            170
1 Vanguard LifeStrategy Conservative
     Growth Fund                               --              --           1,314          (1,554)           (240)
1 Vanguard LifeStrategy Growth Fund            --              --             511            (608)            (97)
6 Vanguard LifeStrategy Growth Fund            --              --           3,808             (20)          3,788
1 Vanguard LifeStrategy Income Fund            --              --             104            (247)           (143)
6 Vanguard LifeStrategy Moderate
     Growth Fund                               --              --          19,113            (114)         18,999
1 Vanguard Prime Money Market Fund             --              --               4             (43)            (39)
1 Vanguard PRIMECAP Fund                       --              --               3             (23)            (20)
1 Vanguard Total Bond Market Index
     Fund                                      --              --             550             (69)            481
1 Vanguard U.S. Growth Fund                    --              --               5             (46)            (41)
6 Vanguard VIF Balanced Portfolio              --              --          35,585            (201)         35,384
6 Vanguard VIF Diversified Value
     Portfolio                                 --              --           1,571             (27)          1,544
6 Vanguard VIF International
     Portfolio                                 --              --           5,342             (14)          5,328
6 Vanguard VIF Mid-Cap Index
     Portfolio                                 --              --           2,209             (13)          2,196
6 Vanguard VIF Money Market
     Portfolio                                 --              --          87,001         (78,809)          8,192
6 Vanguard VIF REIT Index Portfolio            --              --           2,460             (31)          2,429
6 Vanguard VIF Short-Term
     Investment-Grade Portfolio                --              --           1,722            (190)          1,532
6 Vanguard VIF Small Company Growth
     Portfolio                                 --              --           1,581             (27)          1,554
6 Vanguard VIF Total Stock Market
     Index Portfolio                           --              --           1,582             (27)          1,555
1 Vanguard Wellington Fund                     --              --               3             (22)            (19)
1 Vanguard Windsor Fund                        --              --               3             (23)            (20)

                                     VA I-45

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Footnotes
1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and IVA
     products.
2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
3    Profile product.
4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5    Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
6    Vanguard SPIA product.
7    Variable Annuity product.

                                     VA 1-46

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense     Total
Sub-accounts                                                Units (a)  Unit Value   Net Assets    Ratio (b)  Ratio (c)  Return (d)
----------------------------------------------------------------------------------------------------------------------------------
2004
   2 AIM V.I. Capital Appreciation Fund - Series I              1,051    $10.70    $     11,241     0.00%      1.45%       5.09%
   3 AIM V.I. Capital Appreciation Fund - Series I            122,811     10.74       1,318,801     0.00%      1.40%       5.14%
   2 AIM V.I. International Growth Fund - Series I              1,081     12.41          13,418     0.64%      1.45%      22.22%
   3 AIM V.I. International Growth Fund - Series I            109,923     12.46       1,369,365     0.64%      1.40%      22.28%
   1 AllianceBernstein Americas Government Income
        Portfolio - Class A                                 2 ,111,933     19.92      42,065,862     5.08%      1.40%       3.43%
   2 AllianceBernstein Americas Government Income
        Portfolio - Class A                                    29,475     19.84         584,908     4.80%      1.45%       3.37%
   1 AllianceBernstein Global Bond Portfolio - Class A        899,807     18.70      16,824,355     5.47%      1.40%       8.11%
   2 AllianceBernstein Global Bond Portfolio - Class A         31,162     18.63         580,507     5.51%      1.45%       8.05%
   3 AllianceBernstein Global Bond Portfolio - Class A             63     14.03             885    11.06%      1.40%       8.11%
   1 AllianceBernstein Global Dollar Government
        Portfolio - Class A                                   628,197     30.96      19,449,691     6.45%      1.40%       8.59%
   2 AllianceBernstein Global Dollar Government
        Portfolio - Class A                                    19,026     30.85         586,878     6.72%      1.45%       8.53%
   1 AllianceBernstein Growth and Income Portfolio
        - Class A                                           6,262,902     38.99     244,161,672     0.88%      1.40%       9.91%
   2 AllianceBernstein Growth and Income Portfolio
        - Class A                                             219,804     38.84       8,537,408     0.90%      1.45%       9.86%
   3 AllianceBernstein Growth and Income Portfolio
        - Class A                                             282,480     24.18       6,830,906     0.97%      1.40%       9.91%
   4 AllianceBernstein Growth and Income Portfolio
        - Class B                                           5,229,899     38.47     201,194,063     0.72%      1.40%       9.68%
   5 AllianceBernstein Growth and Income Portfolio
        - Class B                                             147,272     38.33       5,644,554     0.74%      1.45%       9.62%
   1 AllianceBernstein Growth Portfolio - Class A           3,853,315     25.06      96,562,814     0.00%      1.40%      13.14%
   2 AllianceBernstein Growth Portfolio - Class A             144,062     24.97       3,596,773     0.00%      1.45%      13.08%
   3 AllianceBernstein Growth Portfolio - Class A             163,582     17.32       2,833,937     0.00%      1.40%      13.14%
   4 AllianceBernstein Growth Portfolio - Class B           2,217,887     24.72      54,819,089     0.00%      1.40%      12.94%
   5 AllianceBernstein Growth Portfolio - Class B              64,240     24.63       1,581,914     0.00%      1.45%      12.88%
   1 AllianceBernstein High Yield Portfolio - Class A       3,418,232     10.98      37,525,351     6.23%      1.40%       6.48%
   2 AllianceBernstein High Yield Portfolio - Class A         134,790     10.94       1,474,402     6.65%      1.45%       6.43%
   1 AllianceBernstein International Portfolio - Class A    3,066,419     14.65      44,929,430     0.26%      1.40%      15.98%
   2 AllianceBernstein International Portfolio - Class A      111,264     14.60       1,624,203     0.28%      1.45%      15.93%
   1 AllianceBernstein International Value Portfolio
        - Class A                                           2,082,813     16.07      33,477,137     0.49%      1.40%      23.46%
   2 AllianceBernstein International Value Portfolio
        - Class A                                              74,829     16.04       1,200,523     0.48%      1.45%      23.39%
   1 AllianceBernstein Money Market Portfolio - Class A     1,820,045     12.72      23,149,556     0.74%      1.40%      -0.68%
   2 AllianceBernstein Money Market Portfolio - Class A        59,980     12.67         760,067     0.85%      1.45%      -0.73%
   4 AllianceBernstein Money Market Portfolio - Class B     1,230,662     12.55      15,440,025     0.43%      1.40%      -0.93%
   5 AllianceBernstein Money Market Portfolio - Class B        29,141     12.50         364,257     0.57%      1.45%      -0.98%
   1 AllianceBernstein Premier Growth Portfolio - Class A   5,888,313     26.53     156,197,494     0.00%      1.40%       7.11%
   2 AllianceBernstein Premier Growth Portfolio - Class A     272,974     26.43       7,214,251     0.00%      1.45%       7.06%
   3 AllianceBernstein Premier Growth Portfolio - Class A      34,289     11.97         410,278     0.00%      1.40%       7.11%
   4 AllianceBernstein Premier Growth Portfolio - Class B   2,859,284     26.21      74,947,558     0.00%      1.40%       6.84%
   5 AllianceBernstein Premier Growth Portfolio - Class B      96,497     26.11       2,519,997     0.00%      1.45%       6.79%
   1 AllianceBernstein Real Estate Investment Portfolio
        - Class A                                           2,141,527     23.05      49,367,234     2.08%      1.40%      33.74%
   2 AllianceBernstein Real Estate Investment Portfolio
        - Class A                                             101,876     22.97       2,339,783     2.09%      1.45%      33.68%
   1 AllianceBernstein Small Cap Growth Portfolio
        - Class A**                                         3,886,852     11.96      46,487,482     0.00%      1.40%      12.96%
   2 AllianceBernstein Small Cap Growth Portfolio
        - Class A**                                           201,863     11.92       2,405,361     0.00%      1.45%      12.90%
   3 AllianceBernstein Small Cap Growth Portfolio
        - Class A**                                            23,121     11.62         268,757     0.00%      1.40%      12.96%
   1 AllianceBernstein Small Cap Value Portfolio - Class A  3,582,738     16.79      60,151,686     0.18%      1.40%      17.64%
   2 AllianceBernstein Small Cap Value Portfolio - Class A    112,220     16.76       1,880,641     0.17%      1.45%      17.59%
   1 AllianceBernstein Technology Portfolio - Class A       4,429,336     15.51      68,679,065     0.00%      1.40%       3.99%
   2 AllianceBernstein Technology Portfolio - Class A         224,723     15.45       3,471,517     0.00%      1.45%       3.94%
   3 AllianceBernstein Technology Portfolio - Class A          68,612     15.01       1,029,525     0.00%      1.40%       3.99%
   4 AllianceBernstein Technology Portfolio - Class B       1,734,688     15.33      26,589,834     0.00%      1.40%       3.63%

                                     VA I-47

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                 Investment
                                                                                                   Income     Expense     Total
Sub-accounts                                                Units (a)  Unit Value   Net Assets    Ratio (b)  Ratio (c)  Return (d)
----------------------------------------------------------------------------------------------------------------------------------
2004 - Continued
   5 AllianceBernstein Technology Portfolio - Class B         106,350    $15.27    $  1,624,124     0.00%      1.45%       3.57%
   1 AllianceBernstein Total Return Portfolio - Class A     7,047,539     24.11     169,927,969     2.15%      1.40%       7.56%
   2 AllianceBernstein Total Return Portfolio - Class A       197,367     24.02       4,741,220     2.23%      1.45%       7.50%
   3 AllianceBernstein Total Return Portfolio - Class A        52,718     12.06         635,751     2.03%      1.40%       7.56%
   1 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class A                      5,440,970     15.99      87,002,900     2.70%      1.40%       2.32%
   2 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class A                        164,077     15.93       2,613,917     2.72%      1.45%       2.27%
   4 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class B                        193,600     15.77       3,053,168     2.55%      1.40%       2.08%
   5 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class B                          9,338     15.71         146,715     2.74%      1.45%       2.03%
   1 AllianceBernstein U.S. Large Cap Blended Style
        Portfolio - Class B                                   196,331     11.75       2,305,973     0.08%      1.40%       7.65%
   2 AllianceBernstein U.S. Large Cap Blended Style
        Portfolio - Class B                                     9,219     11.74         108,201     0.02%      1.45%       7.59%
   1 AllianceBernstein Utility Income Portfolio - Class A   1,964,056     20.96      41,160,680     2.04%      1.40%      22.60%
   2 AllianceBernstein Utility Income Portfolio - Class A      58,184     20.88       1,214,854     1.95%      1.45%      22.54%
   4 AllianceBernstein Value Portfolio - Class B            6,361,377     12.13      77,148,234     0.85%      1.40%      11.80%
   5 AllianceBernstein Value Portfolio - Class B              173,133     12.11       2,095,841     0.77%      1.45%      11.74%
   1 AllianceBernstein Worldwide Privatization Portfolio
        - Class A                                           1,405,001     24.34      34,199,304     0.21%      1.40%      22.54%
   2 AllianceBernstein Worldwide Privatization Portfolio
        - Class A                                              69,774     24.25       1,692,095     0.22%      1.45%      22.48%
   7 Delaware VIP Balanced Series - Standard class                 --     18.94              --     3.89%      1.40%       4.37%
   7 Delaware VIP Balanced Series - Standard class             32,787     28.73         941,999     2.16%      1.25%       4.53%
   7 Delaware VIP Capital Reserves Series - Standard class      8,628     22.37         193,003     4.53%      1.25%       2.40%
   7 Delaware VIP Capital Reserves Series - Standard class      2,937     16.73          49,155     4.24%      1.40%       2.25%
   7 Delaware VIP Cash Reserves Series - Standard class        28,886     16.28         470,237     0.87%      1.25%      -0.38%
   7 Delaware VIP Growth Opportunities Series
        - Standard class                                        6,786     27.59         187,228     0.00%      1.40%      10.91%
   7 Delaware VIP Growth Opportunities Series
        - Standard class                                       34,408     31.03       1,067,847     0.00%      1.25%      11.08%
   7 Delaware VIP High Yield Series - Standard class              671     17.09          11,474     8.91%      1.40%      12.66%
   7 Delaware VIP High Yield Series - Standard class           19,508     24.27         473,458     6.78%      1.25%      12.83%
   7 Delaware VIP Value Series - Standard class***              5,813     31.05         180,506     1.65%      1.40%      13.33%
   7 Delaware VIP Value Series - Standard class***            116,612     36.82       4,293,595     1.67%      1.25%      13.50%
   2 Dreyfus Stock Index Fund, Inc. - Initial shares              814     18.88          15,362     1.30%      1.45%       9.05%
   3 Dreyfus Stock Index Fund, Inc. - Initial shares          439,255     18.95       8,323,390     1.68%      1.40%       9.10%
   2 Dreyfus VIF Small Company Stock Portfolio
        - Initial shares                                        1,040     14.41          14,984     0.00%      1.45%      16.81%
   3 Dreyfus VIF Small Company Stock Portfolio
        - Initial shares                                      140,927     14.46       2,038,341     0.00%      1.40%      16.87%
   2 Fidelity VIP Asset Manager Portfolio - Initial Class          --     15.98              --     2.87%      1.45%       3.95%
   3 Fidelity VIP Asset Manager Portfolio - Initial Class     434,692     16.04       6,974,219     2.87%      1.40%       4.00%
   2 Fidelity VIP Contrafund Portfolio - Initial Class            430     16.33           7,023     0.34%      1.45%      13.81%
   3 Fidelity VIP Contrafund Portfolio - Initial Class        222,855     16.39       3,651,633     0.34%      1.40%      13.87%
   2 Fidelity VIP Growth Portfolio - Initial Class                 78     16.21           1,259     0.29%      1.45%       1.89%
   3 Fidelity VIP Growth Portfolio - Initial Class            368,999     16.27       6,002,705     0.29%      1.40%       1.94%
   2 Fidelity VIP High Income Portfolio - Initial Class         1,168     11.67          13,637     8.52%      1.45%       8.02%
   3 Fidelity VIP High Income Portfolio - Initial Class       141,135     11.71       1,653,374     8.52%      1.40%       8.07%
   3 Fidelity VIP Investment Grade Bond Portfolio
        - Initial Class                                       209,298     16.11       3,371,298     4.45%      1.40%       3.00%
   3 Fidelity VIP Money Market Portfolio - Initial Class      250,164     12.39       3,099,313     1.05%      1.40%      -0.20%
   3 Fidelity VIP Overseas Portfolio - Initial Class           20,004     14.30         286,116     1.14%      1.40%      12.06%
   1 Merrill Lynch Basic Value V.I. Fund - Class I            443,366     16.95       7,514,169     1.08%      1.40%       9.53%

                                     VA I-48

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                                                  Income     Expense     Total
Sub-accounts                                                Units (a)  Unit Value   Net Assets   Ratio (b)  Ratio (c)  Return (d)
---------------------------------------------------------------------------------------------------------------------------------
2004 - Continued
   2 Merrill Lynch Basic Value V.I. Fund - Class I             48,297    $16.89    $   815,621     1.09%      1.45%       9.47%
   1 Merrill Lynch Core Bond V.I. Fund - Class I               34,210     13.49        461,570     3.57%      1.40%       3.06%
   2 Merrill Lynch Core Bond V.I. Fund - Class I                3,305     13.44         44,435     3.57%      1.45%       3.01%
   1 Merrill Lynch Domestic Money Market V.I. Fund
        - Class I                                              51,563     11.43        589,305     0.71%      1.40%      -0.48%
   2 Merrill Lynch Domestic Money Market V.I. Fund
        - Class I                                                 201     11.39          2,292     0.92%      1.45%      -0.53%
   1 Merrill Lynch Global Allocation V.I. Fund - Class I       85,853     13.95      1,197,753     3.66%      1.40%      12.79%
   2 Merrill Lynch Global Allocation V.I. Fund - Class I        9,693     13.90        134,749     2.05%      1.45%      12.73%
   1 Merrill Lynch Global Growth V.I. Fund - Class I           90,917      8.81        800,893     1.47%      1.40%      13.62%
   2 Merrill Lynch Global Growth V.I. Fund - Class I              787      8.78          6,916     1.53%      1.45%      13.56%
   1 Merrill Lynch High Current Income V.I. Fund - Class I     69,402     12.57        872,051     7.60%      1.40%      10.27%
   2 Merrill Lynch High Current Income V.I. Fund - Class I      1,766     12.52         22,111     8.81%      1.45%      10.21%
   1 Merrill Lynch International Value V.I. Fund - Class I    145,441     14.05      2,043,390     2.38%      1.40%      20.83%
   2 Merrill Lynch International Value V.I. Fund - Class I      8,769     14.01        122,846     2.38%      1.45%      20.77%
   1 Merrill Lynch Large Cap Core V.I. Fund - Class I         120,062     14.86      1,784,069     0.84%      1.40%      15.17%
   2 Merrill Lynch Large Cap Core V.I. Fund - Class I           3,420     14.81         50,639     0.94%      1.45%      15.11%
   1 Merrill Lynch Large Cap Growth V.I. Fund - Class I        99,634      9.42        938,811     0.24%      1.40%       6.30%
   1 Merrill Lynch Utilities and Telecommunications V.I.
        Fund - Class I                                         30,233     14.67        443,567     2.41%      1.40%      23.97%
   2 Merrill Lynch Utilities and Telecommunications V.I.
        Fund - Class I                                             36     14.62            520     2.57%      1.45%      23.91%
   1 Merrill Lynch Value Opportunities V.I. Fund
        - Class I****                                         127,681     20.10      2,566,605     0.00%      1.40%      13.38%
   2 Merrill Lynch Value Opportunities V.I. Fund
        - Class I****                                          18,950     20.03        379,573     0.00%      1.45%      13.32%
   1 UBS U.S. Allocation Portfolio                          1,101,176     15.27     16,811,976     0.94%      1.40%       9.14%
   2 UBS U.S. Allocation Portfolio                            136,940     15.22      2,084,072     0.93%      1.45%       9.08%
   1 UIF Core Plus Fixed Income Portfolio - Class I             3,278     11.34         37,169     3.75%      0.75%       3.59%
   1 UIF Equity Growth Portfolio - Class I                      3,298      9.96         32,865     0.16%      0.75%       6.97%
   1 UIF Technology Portfolio - Class I                         1,635      8.12         13,268     0.00%      0.75%      -2.38%
   1 UIF Value Portfolio - Class I                                 --     12.91             --     2.09%      0.75%      16.95%
   3 Van Eck Worldwide Emerging Markets Fund                   42,737     11.94        510,162     0.62%      1.40%      24.14%
   3 Van Eck Worldwide Hard Assets Fund                        27,975     13.03        364,401     0.19%      1.40%      22.26%
   1 Vanguard 500 Index Fund                                      753     11.03          8,300     1.79%      0.75%       9.91%
   6 Vanguard GNMA Fund                                         3,152     10.50         33,095     2.57%      0.52%       3.59%
   6 Vanguard Health Care Fund                                  5,698     11.90         67,830     1.71%      0.52%       8.94%
   6 Vanguard Inflation-Protected Securities Fund               2,150     11.16         23,992     6.93%      0.52%       7.71%
   1 Vanguard LifeStrategy Conservative Growth Fund             2,961     11.61         34,374     2.82%      0.75%       7.22%
   1 Vanguard LifeStrategy Growth Fund                          1,192     11.89         14,173     1.97%      0.75%      11.73%
   6 Vanguard LifeStrategy Growth Fund                          6,749     12.21         82,401     2.38%      0.52%      11.99%
   1 Vanguard LifeStrategy Income Fund                          1,771     11.44         20,264     3.21%      0.75%       5.22%
   6 Vanguard LifeStrategy Income Fund                         11,770     10.89        128,188     5.74%      0.52%       5.46%
   6 Vanguard LifeStrategy Moderate Growth Fund                24,811     11.78        292,373     2.90%      0.52%       9.99%
   1 Vanguard Prime Money Market Fund                             493     10.11          4,985     1.10%      0.75%       0.35%
   1 Vanguard PRIMECAP Fund                                       257     12.09          3,104     0.74%      0.75%      17.43%
   1 Vanguard Total Bond Market Index Fund                        840     11.36          9,535     2.93%      0.75%       3.47%
   6 Vanguard Total International Stock Index Fund             19,656     13.82        271,666     3.97%      0.52%      20.21%
   1 Vanguard U.S. Growth Fund                                    514      9.49          4,875     0.28%      0.75%       6.23%
   6 Vanguard VIF Balanced Portfolio                          154,249     11.98      1,848,551     1.42%      0.52%      10.71%
   6 Vanguard VIF Capital Growth Portfolio                      5,319     12.64         67,211     0.00%      0.52%      17.02%
   6 Vanguard VIF Diversified Value Portfolio                  13,666     13.50        184,457     0.37%      0.52%      19.84%
   1 Vanguard VIF Equity Income Portfolio                       1,646     10.84         17,836     0.00%      0.75%      12.65%

                                     VA I-49

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                          Investment
                                                                    Unit                    Income      Expense       Total
Sub-accounts                                           Units (a)    Value    Net Assets    Ratio (b)   Ratio (c)   Return (d)
-----------------------------------------------------------------------------------------------------------------------------
2004 - Continued
   6 Vanguard VIF Equity Income Portfolio                 14,769   $12.63   $   186,491      0.12%       0.52%       12.73%
   6 Vanguard VIF Equity Index Portfolio                   8,591    12.02       103,269      0.88%       0.52%       10.23%
   6 Vanguard VIF Growth Portfolio                         1,294    11.41        14,759      0.15%       0.52%        6.70%
   6 Vanguard VIF High Yield Bond Portfolio                1,510    11.31        17,083      2.10%       0.52%        7.96%
   6 Vanguard VIF International Portfolio                  5,881    13.34        78,446      1.26%       0.52%       18.80%
   6 Vanguard VIF Mid-Cap Index Portfolio                  4,431    13.23        58,639      0.87%       0.52%       19.69%
   6 Vanguard VIF Money Market Portfolio                     439    10.09         4,433      4.61%       0.52%        0.78%
   1 Vanguard VIF REIT Index Portfolio                     1,731    12.10        20,946      0.00%       0.75%       20.74%
   6 Vanguard VIF REIT Index Portfolio                     3,950    14.32        56,551      2.54%       0.52%       29.84%
   6 Vanguard VIF Short-Term Investment-Grade
        Portfolio*****                                     4,814    10.22        49,219      3.89%       0.52%        1.54%
   6 Vanguard VIF Small Company Growth Portfolio           3,888    12.20        47,445      0.06%       0.52%       14.70%
   6 Vanguard VIF Total Bond Market Index Portfolio       19,451    10.51       204,510      8.25%       0.52%        3.66%
   6 Vanguard VIF Total Stock Market Index Portfolio      55,746    12.22       681,258      0.02%       0.52%       11.96%
   1 Vanguard Wellington Fund                                249    11.85         2,951      2.88%       0.75%       10.34%
   1 Vanguard Windsor Fund                                   255    11.75         2,996      1.47%       0.75%       12.53%

2003
   2 AIM V.I. Capital Appreciation Fund - Series I         1,865    10.18        18,987      0.00%       1.45%       27.59%
   3 AIM V.I. Capital Appreciation Fund - Series I       156,769    10.21     1,601,103      0.00%       1.40%       27.66%
   2 AIM V.I. International Growth Fund - Series I         1,248    10.16        12,672      0.45%       1.45%       27.27%
   3 AIM V.I. International Growth Fund - Series I       103,232    10.19     1,051,681      0.45%       1.40%       27.34%
   1 AllianceBernstein Americas Government Income
        Portfolio - Class A                            2,760,409    19.26    53,161,067      4.83%       1.40%        5.87%
   2 AllianceBernstein Americas Government Income
        Portfolio - Class A                               47,706    19.20       915,798      4.62%       1.45%        5.82%
   1 AllianceBernstein Global Bond Portfolio -
        Class A                                        1,027,281    17.30    17,767,141      6.29%       1.40%       11.65%
   2 AllianceBernstein Global Bond Portfolio -
        Class A                                           41,873    17.24       721,878      5.93%       1.45%       11.66%
   3 AllianceBernstein Global Bond Portfolio -
        Class A                                            2,110    12.98        27,382     11.20%       1.40%       11.69%
   1 AllianceBernstein Global Dollar Government
        Portfolio - Class A                              763,719    28.51    21,775,961      5.72%       1.40%       31.58%
   2 AllianceBernstein Global Dollar Government
        Portfolio - Class A                               30,193    28.42       858,145      5.64%       1.45%       31.46%
   1 AllianceBernstein Growth and Income
        Portfolio - Class A                            7,494,776    35.47   265,834,782      1.03%       1.40%       30.64%
   2 AllianceBernstein Growth and Income
        Portfolio - Class A                              250,936    35.36     8,871,978      1.02%       1.45%       30.61%
   3 AllianceBernstein Growth and Income
        Portfolio - Class A                              456,946    22.00    10,053,264      1.29%       1.40%       30.65%
   4 AllianceBernstein Growth and Income
        Portfolio - Class B                            5,529,170    35.08   193,941,609      0.83%       1.40%       30.35%
   5 AllianceBernstein Growth and Income
        Portfolio - Class B                              179,523    34.96     6,276,776      0.81%       1.45%       30.27%
   1 AllianceBernstein Growth Portfolio - Class A      4,596,623    22.15   101,813,109      0.00%       1.40%       33.19%
   2 AllianceBernstein Growth Portfolio - Class A        146,012    22.08     3,223,723      0.00%       1.45%       33.08%
   3 AllianceBernstein Growth Portfolio - Class A        262,464    15.31     4,018,958      0.00%       1.40%       33.15%
   4 AllianceBernstein Growth Portfolio - Class B      2,435,912    21.89    53,310,512      0.00%       1.40%       32.80%
   5 AllianceBernstein Growth Portfolio - Class B         72,978    21.82     1,592,020      0.00%       1.45%       32.78%
   1 AllianceBernstein High Yield Portfolio -
        Class A                                        4,045,676    10.31    41,711,274      5.98%       1.40%       20.73%
   2 AllianceBernstein High Yield Portfolio -
        Class A                                          165,236    10.28     1,698,315      5.65%       1.45%       20.64%
   1 AllianceBernstein International Portfolio -
        Class A                                        3,249,996    12.63    41,056,823      0.13%       1.40%       29.70%
   2 AllianceBernstein International Portfolio -
        Class A                                          112,558    12.59     1,417,363      0.13%       1.45%       29.68%
   1 AllianceBernstein International Value Portfolio
        - Class A                                      1,630,940    13.02    21,233,604      0.34%       1.40%       42.29%
   2 AllianceBernstein International Value Portfolio
        - Class A                                         68,529    13.00       891,010      0.34%       1.45%       42.25%
   1 AllianceBernstein Money Market Portfolio -
        Class A                                        2,740,288    12.81    35,092,595      0.56%       1.40%       -0.88%
   2 AllianceBernstein Money Market Portfolio -
        Class A                                           76,963    12.77       982,435      0.58%       1.45%       -0.89%
   4 AllianceBernstein Money Market Portfolio -
        Class B                                        2,676,391    12.66    33,893,717      0.31%       1.40%       -1.14%

                                     VA I-50

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                           Investment
                                                                    Unit                     Income      Expense       Total
Sub-accounts                                           Units (a)    Value    Net Assets     Ratio (b)   Ratio (c)   Return (d)
------------------------------------------------------------------------------------------------------------------------------
2003 - Continued
   5 AllianceBernstein Money Market Portfolio -
        Class B                                           11,111   $12.62   $    140,257     0.38%        1.45%       -1.15%
   1 AllianceBernstein Premier Growth Portfolio -
        Class A                                        7,476,698    24.77    185,168,151     0.00%        1.40%       21.94%
   2 AllianceBernstein Premier Growth Portfolio -
        Class A                                          322,146    24.69      7,952,684     0.00%        1.45%       21.91%
   3 AllianceBernstein Premier Growth Portfolio -
        Class A                                           45,912    11.17        512,889     0.00%        1.40%       21.96%
   4 AllianceBernstein Premier Growth Portfolio -
        Class B                                        3,351,175    24.53     82,218,177     0.00%        1.40%       21.64%
   5 AllianceBernstein Premier Growth Portfolio -
        Class B                                          115,298    24.46      2,819,674     0.00%        1.45%       21.61%
   1 AllianceBernstein Real Estate Investment
        Portfolio - Class A                            2,186,223    17.24     37,682,357     2.50%        1.40%       37.34%
   2 AllianceBernstein Real Estate Investment
        Portfolio - Class A                              134,029    17.18      2,302,754     2.44%        1.45%       37.34%
   1 AllianceBernstein Small Cap Growth Portfolio -
        Class A                                        4,473,127    10.59     47,361,193     0.00%        1.40%       46.85%
   2 AllianceBernstein Small Cap Growth Portfolio -
        Class A                                          225,643    10.55      2,381,429     0.00%        1.45%       46.79%
   3 AllianceBernstein Small Cap Growth Portfolio -
        Class A                                           33,671    10.29        346,487     0.00%        1.40%       46.79%
   1 AllianceBernstein Small Cap Value Portfolio -
        Class A                                        3,759,335    14.27     53,650,298     0.53%+       1.40%       39.37%
   2 AllianceBernstein Small Cap Value Portfolio -
        Class A                                          115,011    14.25      1,639,166     0.54%+       1.45%       39.18%
   1 AllianceBernstein Technology Portfolio -
        Class A                                        5,436,959    14.91     81,068,515     0.00%        1.40%       42.14%
   2 AllianceBernstein Technology Portfolio -
        Class A                                          261,058    14.86      3,880,050     0.00%        1.45%       41.96%
   3 AllianceBernstein Technology Portfolio -
        Class A                                           97,035    14.43      1,400,165     0.00%        1.40%       42.02%
   4 AllianceBernstein Technology Portfolio -
        Class B                                        2,155,845    14.79     31,889,169     0.00%        1.40%       41.82%
   5 AllianceBernstein Technology Portfolio -
        Class B                                          116,855    14.74      1,722,967     0.00%        1.45%       41.77%
   1 AllianceBernstein Total Return Portfolio -
        Class A                                        7,627,169    22.42    170,980,771     2.56%        1.40%       17.43%
   2 AllianceBernstein Total Return Portfolio -
        Class A                                          222,481    22.35      4,971,440     2.58%        1.45%       17.36%
   3 AllianceBernstein Total Return Portfolio -
        Class A                                           71,988    11.21        807,131     2.65%        1.40%       17.40%
   1 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class A                 7,066,944    15.63    110,437,430     3.25%+       1.40%        2.41%
   2 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class A                   221,174    15.58      3,445,273     3.00%+       1.45%        2.41%
   4 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class B                   228,781    15.45      3,534,444     3.07%+       1.40%        2.18%
   5 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class B                    17,729    15.40        273,019     3.35%+       1.45%        2.12%
   1 AllianceBernstein U.S. Large Cap Blended Style
        Portfolio - Class B                              106,799    10.91      1,165,304     0.00%        1.40%        9.11%
   2 AllianceBernstein U.S. Large Cap Blended Style
        Portfolio - Class B                                2,571    10.91         28,051     0.00%        1.45%        9.08%
   1 AllianceBernstein Utility Income Portfolio -
        Class A                                        2,151,498    17.09     36,777,006     3.05%        1.40%       18.21%
   2 AllianceBernstein Utility Income Portfolio -
        Class A                                           67,909    17.04      1,157,094     3.10%        1.45%       18.16%
   4 AllianceBernstein Value Portfolio - Class B       6,157,155    10.85     66,790,897     0.72%        1.40%       26.73%
   5 AllianceBernstein Value Portfolio - Class B         181,726    10.83      1,968,674     0.72%        1.45%       26.56%
   1 AllianceBernstein Worldwide Privatization
        Portfolio - Class A                            1,425,468    19.86     28,314,242     1.02%        1.40%       41.48%
   2 AllianceBernstein Worldwide Privatization
        Portfolio - Class A                               75,660    19.80      1,498,021     0.97%        1.45%       41.42%
   7 Delaware VIP Balanced Series - Standard class         9,072    18.15        164,662     3.34%        1.40%       17.55%
   7 Delaware VIP Balanced Series - Standard class        37,216    27.49      1,022,931     3.16%        1.25%       17.71%
   7 Delaware VIP Capital Reserves Series - Standard
        class                                              8,633    21.84        188,580     4.14%        1.25%        3.33%
   7 Delaware VIP Capital Reserves Series - Standard
        class                                              3,533    16.37         57,831     3.72%        1.40%        3.19%
   7 Delaware VIP Cash Reserves Series - Standard
        class                                             30,049    16.34        491,028     0.52%        1.25%       -0.66%
   7 Delaware VIP Growth Opportunities Series -
        Standard class                                     5,175    24.87        128,720     0.00%        1.40%       39.12%
   7 Delaware VIP Growth Opportunities Series -
        Standard class                                    35,683    27.94        996,985     0.00%        1.25%       39.28%
   7 Delaware VIP High Yield Series - Standard class       3,970    15.17         60,232     8.09%        1.40%       26.98%
   7 Delaware VIP High Yield Series - Standard class      28,042    21.51        603,222     7.42%        1.25%       27.14%
   7 Delaware VIP Value Series - Standard class            6,816    27.40        186,762     1.50%        1.40%       26.50%

                                     VA I-51

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                          Investment
                                                                    Unit                    Income      Expense       Total
Sub-accounts                                           Units (a)    Value    Net Assets    Ratio (b)   Ratio (c)   Return (d)
-----------------------------------------------------------------------------------------------------------------------------
2003 - Continued
   7 Delaware VIP Value Series - Standard class          141,218   $32.44   $ 4,580,983     2.01%        1.25%       26.71%
   2 Dreyfus Stock Index Fund, Inc. - Initial shares       2,090    17.31        36,185     1.47%        1.45%       26.55%
   3 Dreyfus Stock Index Fund, Inc. - Initial shares     561,568    17.37     9,753,283     1.44%        1.40%       26.59%
   2 Dreyfus VIF Small Company Stock Portfolio -
        Initial shares                                     1,040    12.34        12,835     0.11%        1.45%       40.82%
   3 Dreyfus VIF Small Company Stock Portfolio -
        Initial shares                                   155,609    12.38     1,925,779     0.10%        1.40%       40.95%
   2 Fidelity VIP Asset Manager Portfolio - Initial
        Class                                              1,570    15.38        24,145     3.66%        1.45%       16.32%
   3 Fidelity VIP Asset Manager Portfolio - Initial
        Class                                            556,586    15.43     8,586,200     3.66%        1.40%       16.34%
   2 Fidelity VIP Contrafund Portfolio - Initial
        Class                                                433    14.35         6,217     0.45%        1.45%       26.61%
   3 Fidelity VIP Contrafund Portfolio - Initial
        Class                                            243,907    14.39     3,509,725     0.45%        1.40%       26.67%
   2 Fidelity VIP Growth Portfolio - Initial Class            78    15.91         1,242     0.28%        1.45%       30.92%
   3 Fidelity VIP Growth Portfolio - Initial Class       475,603    15.96     7,589,575     0.28%        1.40%       31.02%
   2 Fidelity VIP High Income Portfolio - Initial
        Class                                              1,169    10.81        12,633     7.55%        1.45%       25.50%
   3 Fidelity VIP High Income Portfolio - Initial
        Class                                            169,855    10.84     1,841,237     7.55%        1.40%       25.46%
   3 Fidelity VIP Investment Grade Bond Portfolio -
        Initial Class                                    271,530    15.64     4,246,199     3.87%+       1.40%        3.77%
   2 Fidelity VIP Money Market Portfolio - Initial
        Class                                                 --    12.37            --     0.96%        1.45%       -0.45%
   3 Fidelity VIP Money Market Portfolio - Initial
        Class                                            407,606    12.41     5,059,895     0.96%        1.40%       -0.37%
   3 Fidelity VIP Overseas Portfolio - Initial Class      31,728    12.76       404,990     0.97%        1.40%       41.35%
   1 Mercury HW International VIP Portfolio                   --    10.53            --     0.19%        1.40%       27.01%
   2 Mercury HW International VIP Portfolio                   --    10.50            --     0.22%        1.45%       27.03%
   1 Merrill Lynch American Balanced V.I. Fund -
        Class I                                               --     9.26            --     0.00%        1.40%       12.34%
   1 Merrill Lynch Basic Value V.I. Fund - Class I       478,230    15.47     7,400,091     1.12%        1.40%       31.36%
   2 Merrill Lynch Basic Value V.I. Fund - Class I        50,913    15.43       785,406     1.12%        1.45%       31.29%
   1 Merrill Lynch Core Bond V.I. Fund - Class I          37,323    13.09       488,622     3.70%        1.40%        3.33%
   2 Merrill Lynch Core Bond V.I. Fund - Class I           3,308    13.05        43,180     3.86%        1.45%        3.26%
   1 Merrill Lynch Developing Capital Markets V.I.
        Fund - Class I                                        --     9.63            --     4.64%        1.40%       39.03%
   2 Merrill Lynch Developing Capital Markets V.I.
        Fund - Class I                                        --     9.61            --     4.45%        1.45%       38.81%
   1 Merrill Lynch Domestic Money Market V.I. Fund -
        Class I                                           71,985    11.48       826,687     0.73%        1.40%       -0.66%
   2 Merrill Lynch Domestic Money Market V.I. Fund -
        Class I                                              202    11.45         2,311     0.73%        1.45%       -0.70%
   1 Merrill Lynch Global Allocation V.I. Fund -
        Class I                                           56,689    12.37       701,203     3.32%        1.40%       32.86%
   2 Merrill Lynch Global Allocation V.I. Fund -
        Class I                                           20,049    12.33       247,231     3.93%        1.45%       32.74%
   1 Merrill Lynch Global Growth V.I. Fund - Class I     104,442     7.75       809,736     1.05%        1.40%       31.63%
   2 Merrill Lynch Global Growth V.I. Fund - Class I         853     7.73         6,601     1.82%        1.45%       31.64%
   1 Merrill Lynch High Current Income V.I. Fund -
        Class I                                           70,479    11.40       803,134     9.31%        1.40%       26.33%
   2 Merrill Lynch High Current Income V.I. Fund -
        Class I                                              710    11.36         8,069    10.77%        1.45%       26.27%
   1 Merrill Lynch International Value V.I. Fund -
        Class I                                          154,644    11.63     1,798,097     5.56%        1.40%       10.43%
   2 Merrill Lynch International Value V.I. Fund -
        Class I                                            9,274    11.60       107,577     5.57%        1.45%       10.43%
   1 Merrill Lynch Large Cap Core V.I. Fund -
        Class I                                          127,041    12.90     1,639,153     0.40%        1.40%       29.67%
   2 Merrill Lynch Large Cap Core V.I. Fund -
        Class I                                            2,839    12.86        36,521     0.38%        1.45%       29.67%
   1 Merrill Lynch Large Cap Growth V.I. Fund -
        Class I                                               --     8.53            --     0.00%        1.40%       27.12%
   1 Merrill Lynch Large Cap Growth V.I. Fund -
        Class I                                           93,216     8.86       826,256     0.00%        1.40%        3.88%
   1 Merrill Lynch Utilities and Telecommunications
        V.I. Fund - Class I                               35,886    11.83       424,708     2.87%        1.40%       18.47%
   2 Merrill Lynch Utilities and Telecommunications
        V.I. Fund - Class I                                   36    11.80           426     3.05%        1.45%       18.46%
   1 Merrill Lynch Value Opportunities V.I. Fund -
        Class I                                          126,884    17.73     2,249,553     0.07%+       1.40%       40.93%
   2 Merrill Lynch Value Opportunities V.I. Fund -
        Class I                                           20,573    17.67       363,615     0.07%+       1.45%       40.83%
   1 UBS U.S. Allocation Portfolio                     1,332,747    13.99    18,643,595     1.16%        1.40%       25.80%
   2 UBS U.S. Allocation Portfolio                       150,601    13.95     2,101,108     1.32%        1.45%       25.80%
   1 UIF Core Plus Fixed Income Portfolio - Class I        3,504    10.95        38,362     0.06%+       0.75%        3.87%

                                     VA I-52

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                              Investment
                                                                       Unit                     Income      Expense       Total
Sub-accounts                                              Units (a)    Value    Net Assets     Ratio (b)   Ratio (c)   Return (d)
---------------------------------------------------------------------------------------------------------------------------------
2003 - Continued
   1 UIF Equity Growth Portfolio - Class I                    3,526   $ 9.32   $     32,847     0.00%        0.75%        24.05%
   1 UIF Technology Portfolio - Class I                       1,748     8.31         14,529     0.00%        0.75%        46.62%
   1 UIF Value Portfolio - Class I                              211    11.04          2,334     0.00%        0.75%        33.00%
   3 Van Eck Worldwide Emerging Markets Fund                 61,448     9.62        590,871     0.12%        1.40%        52.15%
   3 Van Eck Worldwide Hard Assets Fund                       9,422    10.65        100,391     0.64%        1.40%        43.01%
   1 Vanguard 500 Index Fund                                    809    10.03          8,115     1.60%        0.75%        27.47%
   6 Vanguard GNMA Fund                                         170    10.13          1,720     0.76%        0.52%         1.35%
   1 Vanguard LifeStrategy Conservative Growth Fund           3,189    10.83         34,527     2.57%        0.75%        15.67%
   1 Vanguard LifeStrategy Growth Fund                        1,283    10.64         13,661     1.71%        0.75%        27.48%
   6 Vanguard LifeStrategy Growth Fund                        3,788    10.90         41,300     1.97%        0.52%         9.02%
   1 Vanguard LifeStrategy Income Fund                        1,907    10.88         20,741     3.38%        0.75%         9.98%
   6 Vanguard LifeStrategy Moderate Growth Fund              18,999    10.71        203,546     2.39%        0.52%         7.13%
   1 Vanguard Prime Money Market Fund                           530    10.08          5,337     0.98%        0.75%         0.16%
   1 Vanguard PRIMECAP Fund                                     276    10.30          2,842     0.44%        0.75%        36.78%
   1 Vanguard Total Bond Market Index Fund                      481    10.98          5,275     8.79%        0.75%         3.20%
   1 Vanguard U.S. Growth Fund                                  552     8.93          4,932     0.33%        0.75%        25.08%
   6 Vanguard VIF Balanced Portfolio                         35,384    10.82        383,027     0.00%        0.52%         8.25%
   6 Vanguard VIF Diversified Value Portfolio                 1,544    11.26         17,388     0.00%        0.52%        12.64%
   6 Vanguard VIF International Portfolio                     5,328    11.23         59,819     0.00%        0.52%        12.27%
   6 Vanguard VIF Mid-Cap Index Portfolio                     2,196    11.06         24,277     0.00%        0.52%        10.56%
   6 Vanguard VIF Money Market Portfolio                      8,192    10.01         82,004     0.73%        0.52%         0.10%
   6 Vanguard VIF REIT Index Portfolio                        2,429    11.03         26,788     0.00%        0.52%        10.28%
   6 Vanguard VIF Short-Term Investment-Grade Portfolio       1,532    10.07         15,426     0.00%        0.52%         0.70%
   6 Vanguard VIF Small Company Growth Portfolio              1,554    10.64         16,537     0.00%        0.52%         6.40%
   6 Vanguard VIF Total Stock Market Index Portfolio          1,555    10.91         16,976     0.00%        0.52%         9.15%
   1 Vanguard Wellington Fund                                   268    10.74          2,874     3.09%        0.75%        19.83%
   1 Vanguard Windsor Fund                                      274    10.44          2,861     1.22%        0.75%        35.97%

2002
   2 AIM V.I. Capital Appreciation Fund - Series I            1,915     7.98         15,273     0.00%        1.45%       -25.45%
   3 AIM V.I. Capital Appreciation Fund - Series I          174,350     8.00      1,394,185     0.00%        1.40%       -25.41%
   2 AIM V.I. International Growth Fund - Series I            1,249     7.98          9,975     0.60%        1.45%       -16.89%
   3 AIM V.I. International Growth Fund - Series I          146,435     8.00      1,172,168     0.39%        1.40%       -16.85%
   1 AllianceBernstein Americas Government Income
        Portfolio - Class A                               3,551,827    18.19     64,615,635     5.07% +      1.40%         9.45%
   2 AllianceBernstein Americas Government Income
        Portfolio - Class A                                  77,435    18.14      1,404,897     5.29% +      1.45%         9.40%
   1 AllianceBernstein Global Bond Portfolio - Class A    1,063,112    15.49     16,462,865     0.85%        1.40%        15.29%
   2 AllianceBernstein Global Bond Portfolio - Class A       35,192    15.44        543,499     0.90%        1.45%        15.23%
   3 AllianceBernstein Global Bond Portfolio - Class A       17,463    11.62        202,924     0.88%        1.40%        15.29%
   1 AllianceBernstein Global Dollar Government
        Portfolio - Class A                                 897,444    21.67     19,451,085     6.54%        1.40%        14.53%
   2 AllianceBernstein Global Dollar Government
        Portfolio - Class A                                  27,899    21.62        603,039     9.23%        1.45%        14.47%
   1 AllianceBernstein Growth and Income Portfolio -
        Class A                                           8,618,957    27.15    233,967,594     0.64%        1.40%       -23.14%
   2 AllianceBernstein Growth and Income Portfolio -
        Class A                                             267,105    27.07      7,231,116     0.64%        1.45%       -23.18%
   3 AllianceBernstein Growth and Income Portfolio -
        Class A                                             324,303    16.84      5,460,606     0.60%        1.40%       -23.14%
   4 AllianceBernstein Growth and Income Portfolio -
        Class B                                           5,721,618    26.91    153,966,195     0.58%        1.40%       -23.35%
   5 AllianceBernstein Growth and Income Portfolio -
        Class B                                             180,402    26.84      4,841,378     0.61%        1.45%       -23.39%
   1 AllianceBernstein Growth Portfolio - Class A         5,372,655    16.63     89,354,118     0.00%        1.40%       -29.08%
   2 AllianceBernstein Growth Portfolio - Class A           160,437    16.59      2,661,047     0.00%        1.45%       -29.11%

                                     VA I-53

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                              Investment
                                                                       Unit                     Income      Expense       Total
Sub-accounts                                              Units (a)    Value    Net Assets     Ratio (b)   Ratio (c)   Return (d)
---------------------------------------------------------------------------------------------------------------------------------
2002 - Continued
   3 AllianceBernstein Growth Portfolio - Class A           200,058   $11.50   $  2,300,171     0.00%        1.40%       -29.08%
   4 AllianceBernstein Growth Portfolio - Class B         2,490,925    16.48     41,040,545     0.00%        1.40%       -29.26%
   5 AllianceBernstein Growth Portfolio - Class B            69,835    16.43      1,147,483     0.00%        1.45%       -29.30%
   1 AllianceBernstein High Yield Portfolio - Class A     3,616,820     8.54     30,883,503     6.46%        1.40%        -4.38%
   2 AllianceBernstein High Yield Portfolio - Class A       153,149     8.52      1,304,314     6.00%        1.45%        -4.43%
   1 AllianceBernstein International Portfolio -
        Class A                                           3,715,310     9.74     36,169,007     0.05%        1.40%       -16.45%
   2 AllianceBernstein International Portfolio -
        Class A                                             109,418     9.71      1,062,310     0.05%        1.45%       -16.50%
   1 AllianceBernstein International Value Portfolio -
        Class A                                           1,404,665     9.15     12,846,278     0.14%        1.40%        -6.47%
   2 AllianceBernstein International Value Portfolio -
        Class A                                              72,074     9.14        658,598     0.11%        1.45%        -6.51%
   1 AllianceBernstein Money Market Portfolio - Class A   5,029,056    12.92     64,965,075     1.07%        1.40%        -0.30%
   2 AllianceBernstein Money Market Portfolio - Class A     143,799    12.88      1,852,554     1.24%        1.45%        -0.35%
   4 AllianceBernstein Money Market Portfolio - Class B   3,501,890    12.81     44,846,578     0.87%        1.40%        -0.55%
   5 AllianceBernstein Money Market Portfolio - Class B      68,450    12.77        874,227     0.95%        1.45%        -0.60%
   1 AllianceBernstein Premier Growth Portfolio -
        Class A                                           8,952,876    20.31    181,817,723     0.00%        1.40%       -31.61%
   2 AllianceBernstein Premier Growth Portfolio -
        Class A                                             356,910    20.25      7,228,588     0.00%        1.45%       -31.64%
   3 AllianceBernstein Premier Growth Portfolio -
        Class A                                             253,204     9.16      2,319,470     0.00%        1.40%       -31.61%
   4 AllianceBernstein Premier Growth Portfolio -
        Class B                                           3,626,004    20.17     73,126,803     0.00%        1.40%       -31.80%
   5 AllianceBernstein Premier Growth Portfolio -
        Class B                                             123,402    20.11      2,481,937     0.00%        1.45%       -31.84%
   1 AllianceBernstein Small Cap Growth Portfolio -
        Class A                                           4,678,873     7.21     33,738,091     0.00%        1.40%       -32.72%
   2 AllianceBernstein Small Cap Growth Portfolio -
        Class A                                             220,740     7.19      1,587,382     0.00%        1.45%       -32.75%
   3 AllianceBernstein Small Cap Growth Portfolio -
        Class A                                              50,718     7.01        355,433     0.00%        1.40%       -32.72%
   1 AllianceBernstein Real Estate Investment Portfolio
        - Class A                                         2,296,783    12.55     28,819,965     2.79%        1.40%         1.17%
   2 AllianceBernstein Real Estate Investment Portfolio
        - Class A                                           142,864    12.51      1,787,800     2.90%        1.45%         1.12%
   1 AllianceBernstein Small Cap Value Portfolio -
        Class A                                           3,537,441    10.24     36,240,688     0.26% +      1.40%        -7.50%
   2 AllianceBernstein Small Cap Value Portfolio -
        Class A                                             113,662    10.24      1,163,486     0.22% +      1.45%        -7.55%
   1 AllianceBernstein Technology Portfolio - Class A     6,507,121    10.49     68,288,796     0.00%        1.40%       -42.52%
   2 AllianceBernstein Technology Portfolio - Class A       298,166    10.47      3,120,606     0.00%        1.45%       -42.55%
   3 AllianceBernstein Technology Portfolio - Class A       122,373    10.16      1,242,796     0.00%        1.40%       -42.52%
   4 AllianceBernstein Technology Portfolio - Class B     2,215,703    10.43     23,114,430     0.00%        1.40%       -42.62%
   5 AllianceBernstein Technology Portfolio - Class B       114,475    10.40      1,190,973     0.00%        1.45%       -42.65%
   1 AllianceBernstein Total Return Portfolio - Class A   7,748,990    19.09    147,964,881     2.01% +      1.40%       -11.83%
   2 AllianceBernstein Total Return Portfolio - Class A     186,681    19.04      3,554,969     2.20% +      1.45%       -11.87%
   3 AllianceBernstein Total Return Portfolio - Class A      91,811     9.55        876,815     1.99% +      1.40%       -11.83%
   1 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class A                    9,206,476    15.26    140,445,210     2.77%        1.40%         6.29%
   2 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class A                      242,090    15.21      3,683,090     2.94%        1.45%         6.23%
   4 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class B                      255,166    15.12      3,858,444     2.53%        1.40%         6.05%
   5 AllianceBernstein U.S. Government/High Grade
        Securities Portfolio - Class B                       16,606    15.08        250,426     2.54%        1.45%         5.99%
   1 AllianceBernstein Utility Income Portfolio -
        Class A                                           2,458,985    14.46     35,555,868     1.83%        1.40%       -23.20%
   2 AllianceBernstein Utility Income Portfolio -
        Class A                                              71,898    14.42      1,036,802     1.66%        1.45%       -23.24%
   4 AllianceBernstein Value Portfolio - Class B          5,613,964     8.56     48,074,324     0.22%        1.40%       -14.16%
   5 AllianceBernstein Value Portfolio - Class B            159,835     8.56      1,367,582     0.21%        1.45%       -14.20%
   1 AllianceBernstein Worldwide Privatization
        Portfolio - Class A                               1,594,756    14.04     22,390,940     1.84%        1.40%        -5.52%
   2 AllianceBernstein Worldwide Privatization
        Portfolio - Class A                                  76,002    14.00      1,064,208     1.82%        1.45%        -5.57%

                                     VA I-54

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                              Investment
                                                                       Unit                     Income      Expense       Total
Sub-accounts                                              Units (a)    Value    Net Assets     Ratio (b)   Ratio (c)   Return (d)
---------------------------------------------------------------------------------------------------------------------------------
2002 - Continued
   7 Delaware VIP Balanced Series - Standard class           11,341   $15.44     $  175,105      3.04%       1.40%       -17.44%
   7 Delaware VIP Balanced Series - Standard class           48,585    23.35      1,134,329      3.04%       1.25%       -17.31%
   7 Delaware VIP Capital Reserves Series - Standard
        class                                                 9,491    21.14        200,652      5.42%       1.25%         5.77%
   7 Delaware VIP Capital Reserves Series - Standard
        class                                                 8,324    15.86        132,052      4.59%       1.40%         5.62%
   7 Delaware VIP Cash Reserves Series - Standard class      77,894    16.45      1,281,098      1.18%       1.25%         0.00%
   7 Delaware VIP Cash Reserves Series - Standard class          --    13.37             --     19.97%       1.40%        -0.15%
   7 Delaware VIP Growth Opportunities Series -
        Standard class                                        6,307    17.88        112,793     11.73%       1.40%       -25.98%
   7 Delaware VIP Growth Opportunities Series -
        Standard class                                       36,772    20.06        737,540     12.90%       1.25%       -25.87%
   7 Delaware VIP High Yield Series - Standard class          4,875    11.95         58,270     10.13%       1.40%         0.42%
   7 Delaware VIP High Yield Series - Standard class         30,022    16.92        507,933     10.55%       1.25%         0.57%
   7 Delaware VIP Value Series - Standard class               6,994    21.66        151,477      1.59%       1.40%       -19.81%
   7 Delaware VIP Value Series - Standard class             169,903    25.60      4,349,989      1.66%       1.25%       -19.69%
   2 Dreyfus Stock Index Fund, Inc. - Initial shares          2,091    13.68         28,610      1.49%       1.45%       -23.48%
   3 Dreyfus Stock Index Fund, Inc. - Initial shares        655,094    13.72      8,988,442      1.29%       1.40%       -23.44%
   2 Dreyfus VIF Small Company Stock Portfolio -
        Initial shares                                        1,041     8.76          9,118      0.24%       1.45%       -20.87%
   3 Dreyfus VIF Small Company Stock Portfolio -
        Initial shares                                      165,148     8.78      1,450,018      0.23%       1.40%       -20.83%
   2 Fidelity VIP Asset Manager Portfolio - Initial
        Class                                                 1,570    13.22         20,765      6.24%       1.45%       -10.04%
   3 Fidelity VIP Asset Manager Portfolio - Initial
        Class                                               634,620    13.26      8,415,280      4.33%       1.40%       -10.00%
   2 Fidelity VIP Contrafund Portfolio - Initial Class          125    11.33          1,412      0.99%       1.45%       -10.66%
   3 Fidelity VIP Contrafund Portfolio - Initial Class      303,636    11.36      3,449,014      0.89%       1.40%       -10.61%
   2 Fidelity VIP Growth Portfolio - Initial Class               79    12.15            955      0.32%       1.45%       -31.11%
   3 Fidelity VIP Growth Portfolio - Initial Class          562,462    12.18      6,851,466      0.27%       1.40%       -31.08%
   2 Fidelity VIP High Income Portfolio - Initial Class       1,170     8.61         10,080     14.07%       1.45%         1.95%
   3 Fidelity VIP High Income Portfolio - Initial Class     201,717     8.64      1,742,374     11.57%       1.40%         2.01%
   3 Fidelity VIP Investment Grade Bond Portfolio -
        Initial Class                                       453,606    15.07      6,837,666      4.53%       1.40%         8.81%
   2 Fidelity VIP Money Market Portfolio - Initial
        Class                                                   434    12.43          5,396      0.59%       1.45%         0.23%
   3 Fidelity VIP Money Market Portfolio - Initial
        Class                                               726,516    12.46      9,055,451      1.67%       1.40%         0.28%
   3 Fidelity VIP Overseas Portfolio - Initial Class         54,714     9.03        493,984      0.82%       1.40%       -21.39%
   1 Mercury HW International VIP Portfolio                 160,731     8.29      1,332,414      3.90%       1.40%       -12.77%
   2 Mercury HW International VIP Portfolio                   8,846     8.27         73,196      3.70%       1.45%       -12.81%
   1 Merrill Lynch American Balanced V.I. Fund -
        Class I                                               1,178     8.24          9,702      2.84%       1.40%       -14.88%
   1 Merrill Lynch Basic Value V.I. Fund - Class I          497,628    11.78      5,860,891      0.93% +     1.40%       -18.91%
   2 Merrill Lynch Basic Value V.I. Fund - Class I           55,754    11.75        654,963      0.95% +     1.45%       -18.95%
   1 Merrill Lynch Core Bond V.I. Fund - Class I             43,626    12.67        552,875      4.57%       1.40%         8.05%
   2 Merrill Lynch Core Bond V.I. Fund - Class I              3,312    12.64         41,862      4.70%       1.45%         8.00%
   1 Merrill Lynch Developing Capital Markets V.I. Fund
        - Class I                                            14,501     6.93        100,560      0.41%       1.40%       -11.49%
   2 Merrill Lynch Developing Capital Markets V.I. Fund
        - Class I                                             3,987     6.92         27,579      0.40%       1.45%       -11.54%
   1 Merrill Lynch Domestic Money Market V.I. Fund -
        Class I                                             111,621    11.56      1,290,531      1.58%       1.40%         0.07%
   2 Merrill Lynch Domestic Money Market V.I. Fund -
        Class I                                                 202    11.53          2,331      1.71%       1.45%         0.02%
   1 Merrill Lynch Global Allocation V.I. Fund -
        Class I                                              44,798     9.31        417,193      2.52%       1.40%        -9.42%
   2 Merrill Lynch Global Allocation V.I. Fund -
        Class I                                               9,014     9.29         83,728      2.93%       1.45%        -9.47%
   1 Merrill Lynch Global Growth V.I. Fund - Class I         99,535     5.89        585,938      0.11%       1.40%       -28.74%
   2 Merrill Lynch Global Growth V.I. Fund - Class I             --     5.88             --      0.00%       1.45%       -28.78%
   1 Merrill Lynch High Current Income V.I. Fund -
        Class I                                              64,194     9.02        579,027      9.90%       1.40%        -2.83%
   2 Merrill Lynch High Current Income V.I. Fund -
        Class I                                                  --     9.00             --     14.83%       1.45%        -2.88%
   1 Merrill Lynch Large Cap Core V.I. Fund - Class I       124,750     9.95      1,241,056      0.81%       1.40%       -18.14%
   2 Merrill Lynch Large Cap Core V.I. Fund - Class I         3,140     9.92         31,156      0.81%       1.45%       -18.18%

                                     VA I-55

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                    Investment
                                                             Unit                     Income      Expense      Total
Sub-accounts                                    Units (a)    Value    Net Assets    Ratio (b)    Ratio (c)   Return (d)
-----------------------------------------------------------------------------------------------------------------------
2002 - Continued
   1 Merrill Lynch Large Cap
      Growth V.I. Fund - Class I                   94,393   $ 6.71   $    633,141     0.00%        1.40%       -24.46%
   1 Merrill Lynch Natural Resources Fund              --    12.89             --     0.00%        1.40%        13.47%
   2 Merrill Lynch Natural Resources Fund              --    12.86             --     0.00%        1.45%        13.50%
   1 Merrill Lynch Utilities and
      Telecommunications V.I. Fund - Class I       43,290     9.99        432,264     3.37%        1.40%       -19.90%
   2 Merrill Lynch Utilities and
      Telecommunications V.I. Fund - Class I           37     9.96            366     2.18%        1.45%       -19.94%
   1 Merrill Lynch Value Opportunities V.I
      Fund - Class I                              127,179    12.58      1,599,971     0.00% +      1.40%       -24.82%
   2 Merrill Lynch Value Opportunities V.I
      Fund - Class I                               26,752    12.55        335,683     0.00% +      1.45%       -24.86%
   1 UBS U.S. Allocation Portfolio              1,567,327    11.12     17,421,847     0.81%        1.40%       -23.76%
   2 UBS U.S. Allocation Portfolio                183,716    11.09      2,037,685     0.82%        1.45%       -23.80%
   1 UIF Core Plus Fixed Income Portfolio -
      Class I                                       4,077    10.54         42,977     3.37% +      0.75%         6.52%
   1 UIF Equity Growth Portfolio - Class I          4,232     7.51         31,797     0.16%        0.75%       -28.40%
   1 UIF Technology Portfolio - Class I             1,867     5.67         10,583     0.00%        0.75%       -49.35%
   1 UIF Value Portfolio - Class I                    463     8.30          3,837     0.59%        0.75%       -22.74%
   3 Van Eck Worldwide Emerging Markets Fund       85,796     6.32        542,588     0.17%        1.40%        -4.25%
   3 Van Eck Worldwide Hard Assets Fund            25,846     7.45        192,486     0.87%        1.40%        -4.19%
   1 Vanguard 500 Index Fund                          868     7.87          6,829     1.47%        0.75%         0.00%
   1 Vanguard LifeStrategy Conservative
      Growth Fund                                   3,429     9.36         32,093     1.97%        0.75%         0.00%
   1 Vanguard LifeStrategy Growth Fund              1,380     8.35         11,516     1.54%        0.75%         0.00%
   1 Vanguard LifeStrategy Income Fund              2,050     9.89         20,288     2.92%        0.75%         0.00%
   1 Vanguard Prime Money Market Fund                 569    10.06          5,721     0.97%        0.75%         0.00%
   1 Vanguard PRIMECAP Fund                           296     7.53          2,230     1.21%        0.75%         0.00%
   1 Vanguard U.S. Growth Fund                        593     7.14          4,230     0.40%        0.75%         0.00%
   1 Vanguard Wellington Fund                         287     8.96          2,573     2.77%        0.75%         0.00%
   1 Vanguard Windsor Fund                            294     7.68          2,258     1.54%        0.75%         0.00%

2001
   2 AIM V.I. Capital Appreciation
      Fund - Series I                               1,675    10.70         17,925     0.00% +      1.45%       -24.39%
   3 AIM V.I. Capital Appreciation
      Fund - Series I                             212,831    10.72      2,281,641     0.00% +      1.40%       -24.34%
   2 AIM V.I. International Growth
      Fund - Series I                               1,251     9.61         12,017     0.62% +      1.45%       -24.65%
   3 AIM V.I. International Growth
      Fund - Series I                             285,545     9.63      2,748,812     0.24% +      1.40%       -24.62%
   1 AllianceBernstein Americas Government
      Income Portfolio - Class A                2,683,830    16.62     44,609,351     6.13% +      1.40%         2.16%
   2 AllianceBernstein Americas Government
      Income Portfolio - Class A                   44,442    16.58        737,059     4.74% +      1.45%         2.06%
   1 AllianceBernstein Global Bond
      Portfolio - Class A                         644,799    13.43      8,660,882     0.00%        1.40%        -1.67%
   2 AllianceBernstein Global Bond
      Portfolio - Class A                          20,430    13.40        273,811     0.00%        1.45%        -1.74%
   3 AllianceBernstein Global Bond
      Portfolio - Class A                          16,773    10.08        169,060     0.00%        1.40%        -1.67%
   1 AllianceBernstein Global Dollar
      Government Portfolio - Class A              477,555    18.92      9,037,648    10.46%        1.40%         7.83%
   2 AllianceBernstein Global Dollar
      Government Portfolio - Class A               12,365    18.88        233,491     9.61%        1.45%         7.78%
   1 AllianceBernstein Growth and Income
      Portfolio - Class A                      11,262,387    35.32    397,752,465     0.60% +      1.40%        -1.05%
   2 AllianceBernstein Growth and Income
      Portfolio - Class A                         337,172    35.24     11,881,538     0.57% +      1.45%        -1.10%
   3 AllianceBernstein Growth and Income
      Portfolio - Class A                         594,277    21.91     13,018,480     0.61% +      1.40%        -1.06%
   4 AllianceBernstein Growth and Income
      Portfolio - Class B                       4,597,812    35.11    161,410,548     0.44% +      1.40%        -1.25%
   5 AllianceBernstein Growth and Income
      Portfolio - Class B                         157,141    35.03      5,504,411     0.51% +      1.45%        -1.30%
   1 AllianceBernstein Growth Portfolio -
      Class A                                   7,321,002    23.45    171,677,981     0.27% +      1.40%       -24.55%
   2 AllianceBernstein Growth Portfolio -
      Class A                                     217,197    23.40      5,082,022     0.26% +      1.45%       -24.57%
   3 AllianceBernstein Growth Portfolio -
      Class A                                     262,883    16.21      4,261,717     0.27% +      1.40%       -24.53%
   4 AllianceBernstein Growth Portfolio -
      Class B                                   2,337,209    23.29     54,439,422     0.15% +      1.40%       -24.72%
   5 AllianceBernstein Growth Portfolio -
      Class B                                      74,266    23.24      1,726,017     0.14% +      1.45%       -24.76%

                                     VA I-56

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                    Investment
                                                             Unit                     Income      Expense      Total
Sub-accounts                                    Units (a)    Value    Net Assets    Ratio (b)    Ratio (c)   Return (d)
-----------------------------------------------------------------------------------------------------------------------
2001 - Continued
   1 AllianceBernstein High Yield
      Portfolio - Class A                       3,178,040   $ 8.93   $ 28,379,789     7.58%        1.40%         1.59%
   2 AllianceBernstein High Yield
      Portfolio - Class A                         122,440     8.91      1,091,082     7.26%        1.45%         1.49%
   1 AllianceBernstein International
      Portfolio - Class A                       4,259,637    11.65     49,635,643     0.00% +      1.40%       -23.44%
   2 AllianceBernstein International
      Portfolio - Class A                         118,393    11.63      1,376,526     0.00% +      1.45%       -23.46%
   1 AllianceBernstein International Value
      Portfolio - Class A                         379,508     9.78      3,710,767     0.00%        1.40%        -2.22%
   2 AllianceBernstein International Value
      Portfolio - Class A                          13,018     9.77        127,249     0.00%        1.45%        -2.25%
   1 AllianceBernstein Money Market
      Portfolio - Class A                       6,153,628    12.96     79,733,336     3.38%        1.40%         2.11%
   2 AllianceBernstein Money Market
      Portfolio - Class A                         119,747    12.93      1,548,151     3.87%        1.45%         2.04%
   4 AllianceBernstein Money Market
      Portfolio - Class B                       3,525,517    12.88     45,399,463     2.47%        1.40%         1.88%
   5 AllianceBernstein Money Market
      Portfolio - Class B                          62,016    12.85        796,835     3.24%        1.45%         1.81%
   1 AllianceBernstein Premier Growth
      Portfolio - Class A                      12,039,087    29.70    357,501,371     0.00% +      1.40%       -18.38%
   2 AllianceBernstein Premier Growth
      Portfolio - Class A                         512,622    29.63     15,188,700     0.00% +      1.45%       -18.40%
   3 AllianceBernstein Premier Growth
      Portfolio - Class A                          91,161    13.39      1,221,060     0.00% +      1.40%       -18.38%
   4 AllianceBernstein Premier Growth
      Portfolio - Class B                       3,127,395    29.57     92,485,049     0.00% +      1.40%       -18.56%
   5 AllianceBernstein Premier Growth
      Portfolio - Class B                         121,580    29.51      3,587,496     0.00% +      1.45%       -18.60%
   1 AllianceBernstein Real Estate
      Investment Portfolio - Class A            1,720,052    12.40     21,332,597     3.10%        1.40%         9.27%
   2 AllianceBernstein Real Estate
      Investment Portfolio - Class A              105,314    12.37      1,303,245     2.57%        1.45%         9.22%
   1 AllianceBernstein Small Cap Growth
      Portfolio - Class A                       5,108,790    10.72     54,752,873     0.00% +      1.40%       -13.99%
   2 AllianceBernstein Small Cap Growth
      Portfolio - Class A                         215,396    10.69      2,303,378     0.00% +      1.45%       -14.04%
   3 AllianceBernstein Small Cap Growth
      Portfolio - Class A                          62,518    10.42        651,192     0.00% +      1.40%       -13.99%
   1 AllianceBernstein Small Cap Value
      Portfolio - Class A                       1,544,796    11.08     17,109,741     0.00%        1.40%        10.76%
   2 AllianceBernstein Small Cap Value
      Portfolio - Class A                          27,532    11.07        304,836     0.00%        1.45%        10.72%
   1 AllianceBernstein Technology
      Portfolio - Class A                       8,757,045    18.26    159,877,968     0.00% +      1.40%       -26.29%
   2 AllianceBernstein Technology
   Portfolio - Class A                            428,061    18.22      7,797,853     0.00% +      1.45%       -26.31%
   3 AllianceBernstein Technology
   Portfolio - Class A                            154,500    17.67      2,729,686     0.00% +      1.40%       -26.29%
   4 AllianceBernstein Technology
   Portfolio - Class B                          2,196,651    18.18     39,936,063     0.00% +      1.40%       -26.51%
   5 AllianceBernstein Technology
   Portfolio - Class B                            127,344    18.14      2,310,058     0.00% +      1.45%       -26.53%
   1 AllianceBernstein Total Return
   Portfolio - Class A                          6,996,722    21.66    151,521,619     1.63% +      1.40%         0.82%
   2 AllianceBernstein Total Return
   Portfolio - Class A                            176,712    21.61      3,818,432     1.42% +      1.45%         0.78%
   3 AllianceBernstein Total Return
   Portfolio - Class A                            104,738    10.83      1,134,438     3.40% +      1.40%         0.85%
   1 AllianceBernstein U.S. Government/High
      Grade Securities Portfolio - Class A      6,393,452    14.35     91,762,502     4.04%        1.40%         6.39%
   2 AllianceBernstein U.S. Government/High
      Grade Securities Portfolio - Class A        125,819    14.32      1,801,839     3.72%        1.45%         6.32%
   4 AllianceBernstein U.S. Government/High
      Grade Securities Portfolio - Class B        213,701    14.26      3,047,165     4.14%        1.40%         6.09%
   5 AllianceBernstein U.S. Government/High
      Grade Securities Portfolio - Class B          8,794    14.23        125,117     3.20%        1.45%         6.02%
   1 AllianceBernstein Utility Income
      Portfolio - Class A                       2,898,269    18.83     54,569,784     3.84% +      1.40%       -23.59%
   2 AllianceBernstein Utility Income
      Portfolio - Class A                          97,061    18.79      1,823,466     3.93% +      1.45%       -23.63%
   4 AllianceBernstein Value Portfolio -
      Class B                                   2,388,655     9.98     23,829,454     0.00%        1.40%        -0.24%
   5 AllianceBernstein Value Portfolio -
      Class B                                      53,532     9.97        533,864     0.00%        1.45%        -0.27%
   1 AllianceBernstein Worldwide
      Privatization Portfolio - Class A         2,075,860    14.86     30,850,133     0.21% +      1.40%       -18.43%
   2 AllianceBernstein Worldwide
      Privatization Portfolio - Class A            89,564    14.83      1,328,095     0.20% +      1.45%       -18.48%
   7 Delaware VIP Balanced Series - Standard
      class                                        11,664    18.70        218,129     1.15%        1.40%        -8.95%
   7 Delaware VIP Balanced Series - Standard
      class                                        72,289    28.24      2,041,132     2.40%        1.25%        -8.81%
   7 Delaware VIP Capital Reserves Series -
      Standard class                               22,694    19.99        453,759     5.59%        1.25%         6.91%

                                     VA I-57

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                     Investment
                                                                Unit                   Income      Expense      Total
Sub-accounts                                      Units (a)    Value    Net Assets    Ratio (b)   Ratio (c)   Return (d)
------------------------------------------------------------------------------------------------------------------------
2001 - Continued
   7 Delaware VIP Capital Reserves Series -
      Standard class                                 8,328    $15.02   $   124,943      2.81%       1.40%         6.75%
   7 Delaware VIP Cash Reserves Series -
      Standard class                                51,146     16.45       841,147      2.04%       1.25%         2.59%
   7 Delaware VIP Cash Reserves Series -
      Standard class                                   139     13.39         1,864      7.51%       1.40%         2.43%
   7 Delaware VIP Growth Opportunities
      Series - Standard class                        7,369     24.16       178,045      0.00% +     1.40%       -16.96%
   7 Delaware VIP Growth Opportunities
      Series - Standard class                       44,502     27.06     1,204,098      0.00% +     1.25%       -16.84%
   7 Delaware VIP High Yield Series -
      Standard class                                 4,911     11.90        58,450      3.85%       1.40%        -5.44%
   7 Delaware VIP High Yield Series -
      Standard class                                33,651     16.82       566,072      9.05%       1.25%        -5.30%
   7 Delaware VIP Value Series -
      Standard class                                 7,180     27.01       193,931      0.10%       1.40%        -5.20%
   7 Delaware VIP Value Series -
      Standard class                               219,986     31.88     7,012,989      0.19%       1.25%        -5.09%
   2 Dreyfus Stock Index Fund, Inc. -
      Initial shares                                 1,658     17.88        29,652      1.19% +     1.45%       -13.44%
   3 Dreyfus Stock Index Fund, Inc. -
      Initial shares                               818,316     17.92    14,666,237      1.06% +     1.40%       -13.42%
   2 Dreyfus VIF Small Company Stock
      Portfolio - Initial shares                     1,042     11.07        11,530      0.07%       1.45%        -2.93%
   3 Dreyfus VIF Small Company Stock
      Portfolio - Initial shares                   178,062     11.09     1,974,710      0.06%       1.40%        -2.89%
   2 Fidelity VIP Asset Manager Portfolio -
      Initial Class                                  1,046     14.70        15,384      0.00%       1.45%        -5.46%
   3 Fidelity VIP Asset Manager Portfolio -
      Initial Class                                863,618     14.73    12,723,960      3.97% +     1.40%        -5.43%
   2 Fidelity VIP Contrafund Portfolio -
      Initial Class                                    125     12.68         1,590      0.77% +     1.45%       -13.50%
   3 Fidelity VIP Contrafund Portfolio -
      Initial Class                                369,807     12.71     4,699,257      0.80% +     1.40%       -13.50%
   2 Fidelity VIP Growth Portfolio - Initial
      Class                                             79     17.64         1,395      0.07% +     1.45%       -18.84%
   3 Fidelity VIP Growth Portfolio - Initial
      Class                                        749,470     17.67    13,246,181      0.08% +     1.40%       -18.81%
   2 Fidelity VIP High Income Portfolio -
      Initial Class                                  1,171      8.45         9,893     13.06%       1.45%       -12.98%
   3 Fidelity VIP High Income Portfolio -
      Initial Class                                289,878      8.47     2,454,659     21.70%       1.40%       -12.97%
   3 Fidelity VIP Investment Grade Bond
      Portfolio - Initial Class                    372,421     13.85     5,159,382      7.32%       1.40%         6.98%
   2 Fidelity VIP Money Market Portfolio -
      Initial Class                                  2,483     12.40        30,797      9.23%       1.45%         2.67%
   3 Fidelity VIP Money Market Portfolio -
      Initial Class                                985,367     12.43    12,247,550      4.09%       1.40%         2.72%
   3 Fidelity VIP Overseas Portfolio -
      Initial Class                                 57,865     11.49       664,582      5.19% +     1.40%       -22.29%
   1 Mercury HW International VIP Portfolio        176,533      9.50     1,677,652      3.03% +     1.40%       -14.15%
   2 Mercury HW International VIP Portfolio         10,911      9.49       103,553      3.93% +     1.45%       -14.19%
   1 Merrill Lynch American Balanced V.I
      Fund - Class I                                 1,180      9.68        11,415      2.58%       1.40%        -3.23%
   1 Merrill Lynch Basic Value V.I. Fund -
      Class I                                      592,994     14.52     8,612,954      0.95% +     1.40%         2.79%
   2 Merrill Lynch Basic Value V.I. Fund -
      Class I                                       65,327     14.49       946,875      0.96% +     1.45%         2.72%
   1 Merrill Lynch Core Bond V.I. Fund -
      Class I                                       50,951     11.73       597,594      5.59%       1.40%         5.19%
   2 Merrill Lynch Core Bond V.I. Fund -
      Class I                                        3,315     11.70        38,801      6.03%       1.45%         5.16%
   1 Merrill Lynch Developing Capital
      Markets V.I. Fund - Class I                   14,689      7.84       115,088      0.90%       1.40%         0.07%
   2 Merrill Lynch Developing Capital
      Markets V.I. Fund - Class I                    4,489      7.82        35,096      0.93%       1.45%        -0.01%
   1 Merrill Lynch Domestic Money Market
      V.I. Fund - Class I                          118,201     11.55     1,365,627      3.62%       1.40%         2.42%
   2 Merrill Lynch Domestic Money Market
      V.I. Fund - Class I                            5,157     11.53        59,456      4.08%       1.45%         2.39%
   1 Merrill Lynch Global Allocation V.I
      Fund - Class I                                76,766     10.28       789,286      1.35%       1.40%       -10.12%
   2 Merrill Lynch Global Allocation V.I
      Fund - Class I                                12,251     10.26       125,696      1.36%       1.45%       -10.15%
   1 Merrill Lynch Global Growth V.I
      Fund - Class I                               101,771      8.26       840,754      0.90%       1.40%       -24.14%
   2 Merrill Lynch Global Growth V.I
      Fund - Class I                                 2,263      8.25        18,674      1.31%       1.45%       -24.17%
   1 Merrill Lynch High Current Income V.I
      Fund - Class I                                70,160      9.28       651,309     10.61%       1.40%         2.58%
   2 Merrill Lynch High Current Income V.I
      Fund - Class I                                   193      9.26         1,788     14.33%       1.45%         2.48%
   1 Merrill Lynch Large Cap Core V.I
      Fund - Class I                               126,262     12.15     1,534,402      0.78%       1.40%        -8.70%
   2 Merrill Lynch Large Cap Core V.I
      Fund - Class I                                 3,160     12.13        38,318      0.48%       1.45%        -8.75%
   1 Merrill Lynch Large Cap Growth V.I
      Fund - Class I                                80,147      8.88       711,649      0.02%       1.40%       -10.58%
   1 Merrill Lynch Natural Resources Fund            2,843     11.36        32,284      0.17%       1.40%       -12.24%
   2 Merrill Lynch Natural Resources Fund              576     11.33         6,533      0.19%       1.45%       -12.28%

                                     VA I-58

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended
December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                  Investment
                                                             Unit                   Income      Expense      Total
Sub-accounts                                   Units (a)    Value    Net Assets    Ratio (b)   Ratio (c)   Return (d)
---------------------------------------------------------------------------------------------------------------------
2001 - Continued
   1 Merrill Lynch Utilities and
      Telecommunications V.I. Fund - Class I      69,972   $12.47   $   872,249     3.30% +      1.40%       -15.20%
   2 Merrill Lynch Utilities and
      Telecommunications V.I. Fund - Class I       1,947    12.44        24,218     3.97% +      1.45%       -15.26%
   1 Merrill Lynch Value Opportunities V.I
      Fund - Class I                             120,804    16.73     2,021,508     0.23% +      1.40%        28.03%
   2 Merrill Lynch Value Opportunities V.I
      Fund - Class I                              29,630    16.70       494,786     0.23% +      1.45%        27.96%
   1 UBS U.S. Allocation Portfolio             1,947,305    14.58    28,390,697     2.40% +      1.40%       -13.63%
   2 UBS U.S. Allocation Portfolio               248,176    14.56     3,612,233     2.32% +      1.45%       -13.67%
   1 UIF Core Plus Fixed Income
      Portfolio - Class I                          4,354     9.90        43,086     3.98% +      0.75%       -19.46%
   1 UIF Equity Growth Portfolio - Class I         4,520    10.49        47,435     0.00%        0.75%         4.90%
   1 UIF Technology Portfolio - Class I            1,993    11.19        22,301     0.00%        0.75%       -30.99%
   1 UIF Value Portfolio - Class I                   497    10.74         5,332     0.43% +      0.75%       -36.37%
   3 Van Eck Worldwide Emerging Markets Fund      69,215     6.61       457,167     0.00%        1.40%        -3.15%
   3 Van Eck Worldwide Hard Assets Fund           26,544     7.77       206,322     1.19%        1.40%       -11.67%

Footnotes

1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and IVA
     products.
2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
3    Profile product.
4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5    Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
6    Vanguard SPIA product.
7    Variable Annuity product.

(a)  The 2002 units reflect accumulation units valued at accumulation unit values. The 2001 units reflect annuity units valued at annuity unit values.
     The change in the 2002 presentation does not have any effect on the net assets held in the Sub-accounts.

(b)  These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest.

(c)  These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(d)  These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2002 and 2001, no total return was calculated if the Sub-account became an available investment option during the year. For the years ended December 31, 2004 and 2003, a total return was calculated using the initial unit value for the
     Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

+    The investment income ratio has been restated due to a misclassification in prior years of short-term and/or long-term capital gains between dividends from mutual funds and capital gain distributions from mutual funds. See
     Note H for further disclosure.

   ** Formerly AllianceBernstein Small Cap Growth Portfolio.

  *** Formerly Delaware VIP Large Cap Value Series.

 **** Formerly Merrill Lynch Value Opportunites V.I. Fund.

***** Formerly Vanguard VIF Short-Term Corporate Portfolio.

                                     VA I-59

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Restatement

During the preparation of these 2004 financial statements, the Company identified certain misclassifications of long-term and short-term capital gains within several Sub-accounts. Specifically, for the years ended December 31, 2003 and 2002, the Company classified short-term capital gains as dividends from mutual funds. Prior to the year ended December 31, 2002, the Company classified long-term and short-term capital gains as dividends from mutual funds. GAAP requires long-term and short-term capital gains to be classified as capital gain distributions from mutual funds. Accordingly, for the effected Sub-accounts, the
Company restated net investment income (loss) and capital gain distributions from mutual funds for the year ended December 31, 2003. The related investment income ratio was also restated for the years ended December 31, 2003, 2002 and
2001, to be comparative. The restated balances for net investment income (loss)
and capital gain distribution from mutual funds have been identified in the
Statement of Changes in Net Assets and the related investment income ratio amounts have been disclosed in Note G - Financial Highlights.

The adjustments described above had no impact on the Company's net assets or the increase (decrease) in net assets resulting from operations for any period. A summary of the adjustments made and their effect on the financial statements is presented below:

                                                                          For the Year Ended December 31, 2003
                                                                  ----------------------------------------------------
                                                                       Net Investment       Capital Gain Distributions
                                                                       Income (Loss)             from Mutual Funds
                                                                  -----------------------   --------------------------
                                                                  Originally                  Originally
Sub-accounts                                                        stated      Restated        stated      Restated
----------------------------------------------------------------------------------------------------------------------
   AllianceBernstein Small Cap Value Portfolio - Class A          $   64,941   $ (350,845)     $167,712    $  583,498
   AllianceBernstein U.S. Government/High Grade Securities
      Portfolio - Class A                                          3,360,830    2,293,891        44,924     1,111,863
   AllianceBernstein U.S. Government/High Grade Securities
      Portfolio - Class B                                             94,811       62,190         1,374        33,995
   Fidelity VIP Investment Grade Bond Portfolio - Initial Class      192,597      141,023        23,803        75,377
   Merrill Lynch Value Opportunities V.I. Fund - Class I             (22,867)     (29,485)       10,330        16,948
   UIF Core Plus Fixed Income Portfolio - Class I                         37         (279)           --           316

                                                                      Investment Income Ratio
                                                  ---------------------------------------------------------------------
                                                    For the Year Ended      For the Year Ended      For the Year Ended
                                                    December 31, 2003       December 31, 2002       December 31, 2001
                                                  ---------------------   ---------------------   ---------------------
                                                  Originally              Originally              Originally
Sub-accounts                                        stated     Restated     stated     Restated     stated     Restated
-----------------------------------------------------------------------------------------------------------------------
2 AIM V.I. Capital Appreciation Fund - Series I       n/a         n/a         n/a         n/a       11.40%       0.00%
3 AIM V.I. Capital Appreciation Fund - Series I       n/a         n/a         n/a         n/a        6.67%       0.00%
2 AIM V.I. International Growth Fund - Series I       n/a         n/a         n/a         n/a        5.64%       0.62%
3 AIM V.I. International Growth Fund - Series I       n/a         n/a         n/a         n/a        2.14%       0.24%
1 AllianceBernstein Americas Government Income
     Portfolio - Class A                              n/a         n/a        5.15%       5.07%       7.01%       6.13%
2 AllianceBernstein Americas Government Income
     Portfolio - Class A                              n/a         n/a        5.37%       5.29%       5.42%       4.74%
1 AllianceBernstein Growth and Income
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.00%       0.60%
2 AllianceBernstein Growth and Income
     Portfolio - Class A                              n/a         n/a         n/a         n/a        4.76%       0.57%
3 AllianceBernstein Growth and Income
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.11%       0.61%
4 AllianceBernstein Growth and Income
     Portfolio - Class B                              n/a         n/a         n/a         n/a        3.98%       0.44%
5 AllianceBernstein Growth and Income
     Portfolio - Class B                              n/a         n/a         n/a         n/a        4.67%       0.51%
1 AllianceBernstein Growth Portfolio - Class A        n/a         n/a         n/a         n/a       14.20%       0.27%
2 AllianceBernstein Growth Portfolio - Class A        n/a         n/a         n/a         n/a       13.42%       0.26%
3 AllianceBernstein Growth Portfolio - Class A        n/a         n/a         n/a         n/a       14.34%       0.27%
4 AllianceBernstein Growth Portfolio - Class B        n/a         n/a         n/a         n/a       14.93%       0.15%
5 AllianceBernstein Growth Portfolio - Class B        n/a         n/a         n/a         n/a       13.52%       0.14%
1 AllianceBernstein International
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.70%       0.00%
2 AllianceBernstein International
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.53%       0.00%
1 AllianceBernstein Premier Growth
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.24%       0.00%
2 AllianceBernstein Premier Growth
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.13%       0.00%
3 AllianceBernstein Premier Growth
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.39%       0.00%
4 AllianceBernstein Premier Growth
     Portfolio - Class B                              n/a         n/a         n/a         n/a        5.06%       0.00%
5 AllianceBernstein Premier Growth
     Portfolio - Class B                              n/a         n/a         n/a         n/a        5.63%       0.00%
1 AllianceBernstein Small Cap Growth
     Portfolio - Class A                              n/a         n/a         n/a         n/a        3.14%       0.00%
2 AllianceBernstein Small Cap Growth
     Portfolio - Class A                              n/a         n/a         n/a         n/a        3.10%       0.00%
3 AllianceBernstein Small Cap Growth
     Portfolio - Class A                              n/a         n/a         n/a         n/a        3.05%       0.00%
1 AllianceBernstein Small Cap Value
     Portfolio - Class A                             1.42%       0.53%       0.37%       0.26%        n/a         n/a

                                     VA I-60

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Restatement - Continued

                                                                      Investment Income Ratio
                                                  ---------------------------------------------------------------------
                                                    For the Year Ended      For the Year Ended      For the Year Ended
                                                    December 31, 2003       December 31, 2002       December 31, 2001
                                                  ---------------------   ---------------------   ---------------------
                                                  Originally              Originally              Originally
Sub-accounts                                        stated     Restated     stated     Restated     stated     Restated
-----------------------------------------------------------------------------------------------------------------------
2 AllianceBernstein Small Cap Value
     Portfolio - Class A                             1.45%       0.54%       0.31%       0.22%        n/a         n/a
1 AllianceBernstein Technology
     Portfolio - Class A                              n/a         n/a         n/a         n/a        7.64%       0.00%
2 AllianceBernstein Technology
     Portfolio - Class A                              n/a         n/a         n/a         n/a        7.69%       0.00%
3 AllianceBernstein Technology
     Portfolio - Class A                              n/a         n/a         n/a         n/a        7.19%       0.00%
4 AllianceBernstein Technology
     Portfolio - Class B                              n/a         n/a         n/a         n/a        7.78%       0.00%
5 AllianceBernstein Technology
     Portfolio - Class B                              n/a         n/a         n/a         n/a        7.82%       0.00%
1 AllianceBernstein Total Return
     Portfolio - Class A                              n/a         n/a        2.73%       2.01%       4.51%       1.63%
2 AllianceBernstein Total Return
     Portfolio - Class A                              n/a         n/a        2.99%       2.20%       3.91%       1.42%
3 AllianceBernstein Total Return
     Portfolio - Class A                              n/a         n/a        2.69%       1.99%       9.38%       3.40%
1 AllianceBernstein U.S. Government/High Grade
     Securities Portfolio - Class A                  4.08%       3.25%        n/a         n/a         n/a         n/a
2 AllianceBernstein U.S. Government/High Grade
     Securities Portfolio - Class A                  3.76%       3.00%        n/a         n/a         n/a         n/a
4 AllianceBernstein U.S. Government/High Grade
     Securities Portfolio - Class B                  3.89%       3.07%        n/a         n/a         n/a         n/a
5 AllianceBernstein U.S. Government/High Grade
     Securities Portfolio - Class B                  4.25%       3.35%        n/a         n/a         n/a         n/a
1 AllianceBernstein Utility Income
     Portfolio - Class A                              n/a         n/a         n/a         n/a        4.50%       3.84%
2 AllianceBernstein Utility Income
     Portfolio - Class A                              n/a         n/a         n/a         n/a        4.61%       3.93%
1 AllianceBernstein Worldwide Privatization
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.87%       0.21%
2 AllianceBernstein Worldwide Privatization
     Portfolio - Class A                              n/a         n/a         n/a         n/a        5.47%       0.20%
7 Delaware VIP Growth Opportunities
     Series - Standard class                          n/a         n/a         n/a         n/a       21.62%       0.00%
7 Delaware VIP Growth Opportunities
     Series - Standard class                          n/a         n/a         n/a         n/a       10.61%       0.00%
2 Dreyfus Stock Index Fund,
     Inc. - Initial shares                            n/a         n/a         n/a         n/a        1.72%       1.19%
3 Dreyfus Stock Index Fund,
     Inc. - Initial shares                            n/a         n/a         n/a         n/a        1.54%       1.06%
3 Fidelity VIP Asset Manager
     Portfolio - Initial Class                        n/a         n/a         n/a         n/a        5.46%       3.97%
2 Fidelity VIP Contrafund
     Portfolio - Initial Class                        n/a         n/a         n/a         n/a        3.48%       0.77%
3 Fidelity VIP Contrafund
     Portfolio - Initial Class                        n/a         n/a         n/a         n/a        3.61%       0.80%
2 Fidelity VIP Growth Portfolio - Initial Class       n/a         n/a         n/a         n/a        7.21%       0.07%
3 Fidelity VIP Growth Portfolio - Initial Class       n/a         n/a         n/a         n/a        7.79%       0.08%
3 Fidelity VIP Investment Grade Bond
     Portfolio - Initial Class                       4.80%       3.87%        n/a         n/a         n/a         n/a
3 Fidelity VIP Overseas Portfolio - Initial
     Class                                            n/a         n/a         n/a         n/a       13.39%       5.19%
1 Mercury HW International VIP Portfolio              n/a         n/a         n/a         n/a        6.07%       3.03%
2 Mercury HW International VIP Portfolio              n/a         n/a         n/a         n/a        7.85%       3.93%
1 Merrill Lynch Basic Value V.I. Fund - Class I       n/a         n/a        1.30%       0.93%       5.96%       0.95%
2 Merrill Lynch Basic Value V.I. Fund - Class I       n/a         n/a        1.33%       0.95%      -4.22%       0.96%
1 Merrill Lynch Utilities and
     Telecommunications V.I. Fund - Class I           n/a         n/a         n/a         n/a        6.60%       3.30%
2 Merrill Lynch Utilities and
     Telecommunications V.I. Fund - Class I           n/a         n/a         n/a         n/a        7.93%       3.97%
1 Merrill Lynch Value Opportunities V.I.
     Fund - Class I                                  0.36%       0.07%       1.31%       0.00%       7.71%       0.23%
2 Merrill Lynch Value Opportunities V.I.
     Fund - Class I                                  0.40%       0.07%       1.22%       0.00%       7.68%       0.23%
1 UBS U.S. Allocation Portfolio                       n/a         n/a         n/a         n/a        8.51%       2.40%
2 UBS U.S. Allocation Portfolio                       n/a         n/a         n/a         n/a        8.23%       2.32%
1 UIF Core Plus Fixed Income
     Portfolio - Class I                             0.84%       0.06%       3.85%       3.37%       5.53%       3.98%
1 UIF Value Portfolio - Class I                       n/a         n/a         n/a         n/a        2.28%       0.43%

Footnotes

1    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and IVA
     products.
2    Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
3    Profile product.
4    Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5    Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
6    Vanguard SPIA product.
7    Variable Annuity product.

n/a The investment income ratio did not change.

                                    VA I-61

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            NAIC Company Code: 19445

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of National Union
 Fire Insurance Company of Pittsburgh, Pa.

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of
Pittsburgh, Pennsylvania (the "Company") as of December 31, 2004, and the
related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United
States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of
America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the
Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the
Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                                        2

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                                 2004
                                                                                          ------------------
                                 Admitted Assets
                                 ---------------
Bonds, principally at amortized cost (NAIC market value: 2004 - $9,570,573,421)           $    9,305,455,243
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $2,259,718,101)          2,259,869,600
  Common stocks, at NAIC market value (cost: 2004 - $2,736,085,117)                            5,869,968,485
Short-term investments, at amortized cost (approximates NAIC market value)                       109,445,916
Other invested assets, primarily at equity (cost: 2004 - $778,680,448)                         1,051,860,397
Cash                                                                                             115,855,420
Receivable for securities                                                                         20,335,406
                                                                                          ------------------
  Total cash and invested assets                                                              18,732,790,467
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                               637,679,844
  Premiums and installments booked but deferred and not yet due                                  732,071,029
  Accrued retrospective premiums                                                                   8,146,022
Funds held by or deposited with reinsurers                                                       170,139,026
Amounts billed and receivable under high deductible policies                                     387,572,138
Reinsurance recoverable on loss payments                                                         258,992,292
Electronic data processing equipment, less accumulated depreciation                                        -
Federal and foreign income tax recoverable from parent                                           630,957,888
Net deferred tax asset                                                                           379,831,649
Interest and dividends due and accrued                                                           132,033,449
Receivable from parent, subsidiaries and affiliates                                              571,350,993
Equities in underwriting pools and associations                                                  526,124,099
Deposit accounting assets                                                                      1,729,756,283
Deposit accounting assets - funds held                                                           448,278,780
Other assets                                                                                     356,464,639
                                                                                          ------------------
  Total admitted assets                                                                   $   25,702,188,598
                                                                                          ==================

                        See Notes to Financial Statements

                                        3

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                               2004
                                                                        ------------------
                                   Liabilities
                                   -----------
Unpaid losses                                                           $    8,653,435,477
Reinsurance payable on paid loss and loss adjustment expenses                  273,784,621
Unpaid loss adjustment expenses                                              1,157,932,033
Commissions payable, contingent commissions and other similar charges           17,127,133
Other expenses (excluding taxes, licenses and fees)                                629,897
Taxes, licenses and fees (excluding federal and foreign income taxes)          125,541,913
Unearned premiums                                                            4,142,836,959
Funds held under reinsurance treaties                                          275,189,079
Provision for reinsurance                                                      334,695,745
Dividends declared and unpaid                                                   50,133,001
Ceded reinsurance premiums payable, net of ceding commissions                   66,516,298
Amounts withheld or retained by company for account of others                   17,075,388
Accrued interest payable                                                       128,955,013
Payable to parent, subsidiaries, and affiliates                              1,190,865,179
Retroactive reinsurance reserve - assumed                                       11,269,882
Retroactive reinsurance reserve - ceded                                        (86,065,351)
Deposit accounting liability - funds held                                    1,149,918,225
Deposit accounting liabilities                                                 691,334,955
Other liabilities                                                              124,191,623
                                                                        ------------------
  Total liabilities                                                         18,325,367,070
                                                                        ------------------
                               Capital and Surplus
                               -------------------
Special surplus funds from retroactive reinsurance                              86,109,944
Common capital stock, $5 par value, 1,000,000 shares authorized,
 895,750 shares issued and outstanding                                           4,478,750
Capital in excess of par value                                               2,494,261,950
Unassigned surplus                                                           4,791,970,884
                                                                        ------------------
  Total capital and surplus                                                  7,376,821,528
                                                                        ------------------
  Total liabilities, capital and surplus                                $   25,702,188,598
                                                                        ==================

                        See Notes to Financial Statements

                                        4

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                              2004
                                                                                        -----------------
Underwriting income:
Premiums earned                                                                         $   6,592,661,871
                                                                                        -----------------
Deductions:
  Losses incurred                                                                           4,943,209,544
  Loss adjustment expenses incurred                                                           755,383,964
  Other underwriting expenses incurred                                                      1,369,228,817
                                                                                        -----------------
Total underwriting deductions                                                               7,067,822,325
                                                                                        -----------------
Net underwriting loss                                                                        (475,160,454)
                                                                                        -----------------
Investment income:
  Net investment income earned                                                                826,486,953
  Net realized capital gain                                                                    69,541,791
                                                                                        -----------------
Net investment gain                                                                           896,028,744
                                                                                        -----------------
Net loss from agents' or premium balances charged off                                         (45,159,809)
Other gain                                                                                     76,730,661
                                                                                        -----------------
Income before dividends to policyholders and federal and foreign income taxes                 452,439,142
Dividends to policyholders                                                                        561,863
                                                                                        -----------------
Income after dividends to policyholders but before federal and foreign income taxes           451,877,279
Federal and foreign income tax benefit                                                        125,487,048
                                                                                        -----------------
Net income                                                                              $     326,390,231
                                                                                        =================
                           Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                            $   6,899,255,658
  Adjustment to beginning surplus                                                            (545,683,693)
                                                                                        -----------------
Total capital and surplus, as of January 1, 2004                                            6,353,571,965

Gains and (losses) in surplus:
  Net income                                                                                  326,390,231
  Change in net unrealized capital gains                                                      573,378,323
  Change in net deferred income tax                                                           298,937,727
  Change in non-admitted assets                                                               (91,498,718)
  Change in provision for reinsurance                                                          42,397,392
  Paid in surplus                                                                             143,782,280
  Cash dividends to stockholder                                                              (207,198,576)
  Other surplus adjustments                                                                   (83,203,870)
  Foreign exchange translation                                                                 20,264,774
                                                                                        -----------------
Change in surplus as regards policyholders for the year                                     1,023,249,563
                                                                                        -----------------
Total capital and surplus, December 31, current year                                    $   7,376,821,528
                                                                                        =================

                        See Notes to Financial Statements

                                        5

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                     2004
                                                                              -----------------
Premiums collected, net of reinsurance                                        $   6,963,058,854
Net investment income                                                               831,974,047
Miscellaneous income                                                                 31,570,852
                                                                              -----------------
Total                                                                             7,826,603,753
Benefit and loss related payments                                                   (65,275,726)
Commissions, expenses paid and aggregate write-ins for deductions                 1,864,377,132
Dividends paid to policyholders                                                         634,047
Federal and foreign income taxes paid                                               675,867,893
                                                                              -----------------
Total                                                                             2,475,603,346
                                                                              -----------------
Net cash from operations                                                          5,351,000,407
                                                                              -----------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                           2,314,127,808
  Stocks                                                                            550,432,733
  Other invested assets                                                           4,024,637,594
  Miscellaneous proceeds                                                             52,604,584
                                                                              -----------------
Total investment proceeds                                                         6,941,802,719
                                                                              -----------------
Cost of investments acquired (long-term only):
  Bonds                                                                           5,009,143,699
  Stocks                                                                            459,758,296
  Other invested assets                                                           4,039,996,619
  Miscellaneous applications                                                        200,244,605
                                                                              -----------------
Total investments acquired                                                        9,709,143,219
                                                                              -----------------
Net cash used for investments                                                    (2,767,340,500)
                                                                              -----------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                                  143,782,280
  Dividends to stockholders                                                        (206,319,826)
  Net deposit on deposit-type contracts and other insurance                        (677,632,408)
  Other cash applied                                                             (1,857,650,066)
                                                                              -----------------
Net cash used in financing and miscellaneous sources                             (2,597,820,020)
                                                                              -----------------
Net change in cash and short-term investments                                       (14,160,113)

                                 RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                                 239,461,449
                                                                              -----------------
  End of year                                                                 $     225,301,336
                                                                              =================

                        See Notes to Financial Statements

                                        6

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     National Union Fire Insurance Company of Pittsburgh, PA (the "Company" or
     "NUF") is a direct wholly-owned subsidiary of American International Group,
     Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the
     Insurance Department of the Commonwealth of Pennsylvania.

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the
     Commonwealth of Pennsylvania for determining and reporting the financial condition and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law.
     The National Association of Insurance Commissioners Accounting Practices
     and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The
     Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC
     SAP. Specifically, the prescribed practices of discounting of workers compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practices that Schedule F is prepared on a New York basis including New
     York Regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 credits are not permitted).

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Commonwealth of Pennsylvania is shown below:

                                                                2004
                                                          -----------------
     Net Income, Insurance Department of the
      Commonwealth of Pennsylvania                        $     326,390,231

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                                  (46,613,228)
                                                          -----------------
     Net Income, NAIC SAP                                 $     279,777,003
                                                          =================

     Statutory Surplus, Insurance Department of
      the Commonwealth of  Pennsylvania                   $   7,376,821,528

     State Practices - (Charge) Credit
       Non-Tabular Discounting                                 (191,238,825)
       Reinsurance Credits                                     (201,318,345)
                                                          -----------------
     Statutory Surplus, NAIC SAP                          $   6,984,264,358
                                                          -----------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP").
     NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading

                                        7

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; and
     (7) premium contracts that do not have sufficient risk transfer are treated as deposit accounting assets; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test.
     If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method.; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.
     Under NAIC SAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries
     (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market; (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

     A.   The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Pennsylvania requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the
          Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     B.   Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values.
          Other than temporary impairments of investments are provided for by writing down the impaired security to fair value as the new cost basis, with the corresponding surplus impact accounted for as a realized loss. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of mortgage-backed securities approximated $237,683,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments.
          Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and joint venture and partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based upon the equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.
          Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint venture, partnerships and foreign currency translation are credited or charged to unassigned surplus.

     C.   Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     D.   Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated
          "non-admitted assets" and are directly charged to unassigned surplus.
          EDP is depreciated over five years on the straight line method.
          Leasehold improvements are amortized over the shorter of the remaining terms of the lease or estimated useful lives. The Company had depreciation expense of $18,007,654 for the year ended 2004.

     E.   The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts

                                        8

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

          recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $151,670,515 and $191,238,825, respectively, at
          December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using discount tables promulgated by the
          Insurance Department of the Commonwealth of Pennsylvania. At December
          31, 2004, liabilities include $2,334,788,934 of such discounted reserves.

     F.   Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory
          Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance,
          ceded expenses, net of acquisition costs, are earned over the policy period.

     G.   Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

     H.   Dividends to policyholders are charged to income as declared.

     I.   Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus.
          Gains and losses resulting from foreign currency transactions are included in income.

     J.   Options are carried at market value. Put options owned are included in
          "Other invested assets" on the statement of admitted assets, liabilities, capital and surplus. Call options written are included in
          "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

     K.   Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency at a specific price and at a specific date in the future. Foreign exchange contracts are entered into in order to hedge the foreign exchange component of long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in income.
          Derivatives are not used for hedge accounting treatment.

     L.   Common capital stock and Capital in excess of par value represents amounts received by the Company in exchange for shares issued. The
          Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

     M.   Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC
          Statutory Statement of Accounting Practice.

     N.   In accordance with SSAP No. 62 Property and Casualty Reinsurance, the
          Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

     O.   In accordance with SSAP No. 62 Property and Casualty Reinsurance, the
          Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     P.   In accordance with SSAP No. 56 Retrospectively Rated Contracts, the
          Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $8,146,022.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from
     January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under
     Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes
     and Correction of Errors". The agreement included a single 2004 year

                                        9

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of
     January 1, 2004.

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                                Amount
     ---------------------------------------------------------------------

     Total capital and surplus, as of December 31, previous
      year                                                     $ 6,899,256

     Adjustments to beginning surplus:
         1. Union Excess                                          (391,211)
         2. Richmond                                               (46,662)
         3. Coventry                                               (16,817)
         4. In-Substance Defeasance                                 19,500
         5. Loss Reserves                                          (79,040)
         6. DBG Analysis                                           (56,278)
         7. Other Adjustments                                      (42,334)
              Risk Transfer (Other than Union Excess
               and Richmond)                                       (17,510)
                                                               -----------
            Total Adjustments to beginning surplus                (545,684)
                                                               -----------
     Total capital and surplus, as of January 1, 2004          $ 6,353,572
                                                               ===========

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1.   Union Excess- reinsurance ceded to Union Excess Reinsurance Company,
          Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75
          "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and
          Casualty Reinsurance."

     2.   Richmond- reinsurance ceded to subsidiaries of Richmond Insurance
          Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75
          "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and
          Casualty Reinsurance".

     3.   Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the

                                       10

          time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. and such transactions have been reversed in the Company's financial statements.

                 National Union Fire Insurance Company of Pittsburgh, Pa.
             Notes toStatutory Basis Financial Statements for the year ended
                                   December 31, 2004

     4.   In-Substance Defeasance - Company entered into a funding agreement and related interest rate swap. These contracts were intended to be entered into by American International Surplus Lines Insurance Company
          (AISLIC) to economically hedge a corresponding AISLIC contract. The
          Company has since assigned the intercompany funding agreement and novated the interest rate swap to AISLIC as if in each case the contracts had been entered into by AISLIC at inception.

     5.   Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that
          Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because in each instance IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6.   Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7.   Other Adjustments- The Company has summarized other miscellaneous adjustments, that individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and
     Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An
     Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i)
     in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, were adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1,
     2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance
     Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters
     Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the
     Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as alternative minimum tax credits generated by the Company. The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due from/to the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004.

                                       11

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset as of December 31, 2004 are as follows:

                                                                           Amount
                                                                       ---------------
     Gross deferred tax assets                                         $   920,086,561
     Gross deferred tax liabilities                                        475,058,795
     Non-admitted deferred tax assets in accordance with SSAP No.10,
      income taxes                                                          65,196,117
                                                                       ---------------
     Net deferred tax assets admitted                                      379,831,649
                                                                       ---------------
     Change in deferred tax assets non-admitted                        $    65,196,117
                                                                       ---------------

     Tax benefit on net underwriting and net investment income         $    65,519,057
     Federal income tax adjustment - prior year                             35,628,364
     Tax expense on net realized gain                                       24,339,627
                                                                       ---------------
     Current income taxes incurred                                     $   125,487,048
                                                                       ---------------

     Prior years' federal income tax adjustment of $35,628,364 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets                                           Amount
     -------------------                                       ---------------
     Loss reserve discount                                     $   422,379,371
     Non-admitted assets                                           157,780,340
     Unearned premium reserve                                      289,998,587
     Unrealized capital losses                                         254,974
     Other temporary differences                                    49,673,289
                                                               ---------------
     Gross deferred tax assets                                     920,086,561
     Non-admitted deferred tax assets                              (65,196,117)
                                                               ---------------
     Admitted deferred tax assets                              $   854,890,444
                                                               ---------------
     Deferred Tax Liabilities
     ------------------------
     Partnership adjustments
     Deferred stock on ILFC sale                               $  (307,216,789)
     Unrealized capital gains                                     (167,842,006)
                                                               ---------------
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net admitted deferred tax assets                          $   379,831,649
                                                               ---------------

     Gross deferred tax assets                                 $   920,086,561
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net deferred tax (liabilities) / assets                   $   445,027,766
                                                               ---------------
     Tax effect of unrealized gains

                                       12

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                                    Amount           Tax Effect
                                                               ---------------    ---------------
     Income before taxes                                       $   451,877,280    $   158,157,049
     Federal income tax adjustment - prior year                    101,795,326         35,628,364
     Tax exempt income and dividends received deduction           (259,564,711)       (90,847,649)
     Non-admitted assets                                                     -       (157,780,340)
     Permanent adjustment to provision                                       -           (521,828)
     Intercompany dividends                                       (369,165,486)      (129,207,920)
     Writeoffs                                                      36,926,280         12,924,198
     Other                                                          (5,150,150)        (1,802,553)
                                                               ---------------    ---------------
     Total                                                     $   (43,281,461)   $  (173,450,679)
                                                               ---------------    ---------------

     Federal income tax incurred                                                  $   125,487,048
     Change in deferred tax                                                          (298,937,727)
                                                                                  ---------------
     Taxable income                                                               $  (173,450,679)
                                                                                  ===============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                               $    89,858,684
     First preceding year                       $   201,254,022
     Second preceding year                      $             -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the
     Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 38%.
     Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                     NAIC Company        Pool
     Company                                                             Code       Participation %

     1)  AIU Insurance Company                                          19399            1%
     2)  American International Pacific Insurance Company               23795            0%
     3)  American International South Insurance Company                 40258            0%
     4)  American Home Assurance Company                                19380           36%
     5)  Birmingham Fire Insurance Company of Pennsylvania              19402            5%
     6)  Commerce and Industry Insurance Company                        19410           10%
     7)  Granite State Insurance Company                                23809            0%
     8)  Illinois National Insurance Co.                                23817            0%
     9)  The Insurance Company of the State of Pennsylvania             19429            5%
     10) National Union Fire Insurance Company of Pittsburgh, Pa *      19443           38%
     11) New Hampshire Insurance Company                                23481            5%

*    Lead Company

                                       13

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Included in "Receivable/(payable) from/to parent, subsidiaries and affiliates" of the accompanying Statement of Admitted Assets and
     Liabilities as of December 31, 2004 are balances with pool member companies generated as a result of the pooling arrangement of $709,842,798 payable to the pool members.

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the
     Commonwealth of Pennsylvania transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the
     Association), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are: American
     International Underwriters Overseas Limited (67%), New Hampshire Insurance
     Company ("NHIC") (12%), National Union Fire Insurance Company of
     Pittsburgh, PA. ("NUF") (11%) and American Home Assurance Company ("AHAC")
     (10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC.
     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $530,063,056, gross of $623,392,304 in loss reserves.

     Additionally the Company holds 16.88% of the issued share capital of AIG
     Europe S.A. for the beneficial interest of the Association.

     The following table summarizes the transactions by the Company with any affiliated companies that met the reporting threshold (more than half of 1%
     of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

                                                                 Assets Received by             Assets Transferred by
     2004                                                             Insurer                         Insurer
     ----                                                       --------------------------   -------------------------
       Date of     Explanation of      Name of     Name of       Statement                     Statement
     Transaction    Transaction        Insurer   Affiliate *       Value       Description       Value      Description

      3/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,347,891     Cash
      6/3/2004         Dividend          NUF        PARENT      $          -        -        $ 59,518,653     Cash
      9/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,875,141     Cash
     12/3/2004         Dividend          NUF        PARENT      $          -        -        $ 49,578,141     Cash
     12/17/2004    Purchase of Bonds     NUF         UGC        $284,634,545      Bonds      $284,634,545     Cash
      3/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,636,250      Cash       $          -       -
      6/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
      9/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
     12/3/2004         Dividend          NUF     ILFC & AIGCC   $ 28,866,500      Cash       $          -       -

*    UGC: United Guaranty Corporation; ILFC: International Lease Finance
     Corporation; AIGCC: AIG Capital Corporation

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems, investment, salvage and subrogation and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corp. and AIG Global Trust
     Services, Limited, AI Recovery, Inc., and AIG Domestic Claims, Inc.,
     respectively. In 2004 the Company paid these affiliated companies fees of
     $25,777,906, $4,241,255, $229,185, $3,273,810 and $120,686,509,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund of $109,445,916 and the AIG domestic fund of $424,496, respectively as of December 31, 2004.

                                       14

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                         2004
     -------                                                   ---------------
     AIG                                                       $   630,957,888
                                                               ---------------
     Current federal and foreign income tax recoverable from
      parent                                                   $   630,957,888
                                                               ---------------

     During 2004, the Company sold $227,539,431 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,991,811.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities. The
     Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                         Guarantee    Policyholder     Invested       Estimated    Policyholder
     Guaranteed Company                                      Issued      Obligations       Assets           Loss        Surplus
     ------------------                                     ----------   ------------   -----------     -----------   ------------
     Audubon Insurance Company                              11/5/1997    $     30,838    $    124,091   $         -   $    56,654
     Landmark Insurance Company                              3/2/1998          85,746         198,958             -        88,380
     Starr Excess Liability Insurance Company, Ltd.         7/29/1998         225,860       1,939,969             -       584,076
     Starr Excess Liability Insurance International
      Limited                                               5/28/1998       1,597,007         302,793             -       237,226
     American International Insurance Company of Puerto
      Rico                                                  11/5/1997         276,599         172,268             -       109,561
     AHICO First American-Hungarian Insurance Company       9/15/1998          13,794          15,874             -        15,791
     AIG Europe (Ireland) Ltd.                              12/15/1997        569,814         373,536             -       145,441
     AIG Global Trade and Political Risk Ins. Co.           11/5/1997               -         312,219             -       213,107
     AIG Poland Insurance Company                           9/15/1998          24,946          41,456             -        23,651
     AIG Russia Insurance Company ZAO                       9/15/1998          87,954          91,484             -        14,464
     AIG Slovakia Insurance Company A.S.                    12/23/1998          5,444           3,285             -         3,118
     La Meridional Compania Argentina de Seguros S.A.        1/6/1998          91,912          49,810             -        51,687
     AIG Romania Insurance Company                          12/23/1998         10,272           5,268             -         4,295
     AIG Ukraine Insurance Company                          10/1/2000           1,177           1,386             -           716
     AIG Bulgaria Ins and Reinsurance Co                    12/23/1998          4,998           4,055             -         4,015
     AIG Life Insurance Company *                           7/13/1998       9,200,210      10,143,973             -       739,951
     American International Assurance Co (Bermuda) Ltd.     8/23/1999       5,813,905       8,102,130             -     1,322,741
     American International Life Assurance Company of NY *  7/13/1998       7,391,673       7,949,041             -       565,892
     New Hampshire Indemnity Company, Inc.                  12/15/1997         97,465         230,177             -        98,133
                                                                         ------------    ------------   -----------   -----------
       Total                                                             $ 25,529,614    $ 30,061,773   $         -   $ 4,278,899
                                                                         ------------    ------------   -----------   -----------

*    The guaranteed Company is also backed by a support agreement issued by AIG.

                                       15

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Changes in the Company's equity in the following affiliates are included in
     "Change in net unrealized capital gains."

                                                                                            2004 Equity
     Company                                         Ownership   Cost 2004    Equity 2004     Change
     --------------------------------------------------------------------------------------------------
     Preferred Stock:
     ----------------
     AIG Life Insurance Company                         100.00%  $  250,000   $  250,000    $       -
     AIG Capital Corporation                            100.00%   2,000,000    2,000,000            -

     Common stock:
     -------------
     International Lease Finance Corp.                   35.15%     793,240    1,955,638      157,324
     Lexington Insurance Company                         70.00%     257,973    1,566,921      181,945
     United Guaranty Corporation                         45.88%      74,893      272,711      142,547
     AIU Insurance Company                               32.00%      40,000      189,216       37,909
     American International Specialty
     Lines Insurance Company                             70.00%      74,497      245,798      (13,173)
     Starr Excess Liability Ins. Co. Ltd.               100.00%     385,454      581,017       45,181
     Pine Street Real Estate Holding Corp.               76.80%       3,139       14,961          642
     Pine Street I Holdings LLC                          76.79%           -            -     (113,818)
     21st Century Insurance Group                        33.14%     467,720      290,917       (3,209)
     American International Realty, Inc.                 22.06%      20,736       19,123       (3,936)
     Eastgreen, Inc.                                      9.40%       8,976        9,519          376
     AIG Lodging Opportunities, Inc.                    100.00%       3,139        3,236          761
     National Union Fire Ins. Co. of Vermont            100.00%       1,000            -       (2,510)
     National Union Fire Ins. Co. of La.                100.00%       2,500        5,919          315
                                                                 ----------   ----------    ----------

     Total                                                       $4,383,267   $7,404,976    $  430,354
                                                                 ==========   ==========    ==========

     The remaining equity interest in these equities, except for 21st Century
     Insurance Group, is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10%.

                                       16

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans.
     Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee
     Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United
     States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31,
     2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rate and the average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for discount rates and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at
     December 31, 2004. The Company's share of net expense for the qualified pension plan was $10.4 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The
     Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1987 and 1991. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is correctly bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May
     1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2.0 million The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

                                       17

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                        2004
                                        ----

     Discount rate                      5.75%
     Average salary rate increase       4.25%
     Medical trend rate year 1*        10.00%
     Medical trend rate year 6 and
      over*                             5.00%

*    The medical trend rate grades downward from years 1 through 5. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December
     31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for
     2004 by approximately $0.2 million. Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $134.4 thousand for 2004. Postretirement calculations are based principally on the formula described in the AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently;
     other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                                       18

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31,
     2004 was $9,673,296,000.

     The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                               Gross           Gross           NAIC
                                                             Amortized       Unrealized     Unrealized        Market
                                                                Cost           Gains          Losses           Value
                                                           -------------   -------------   -------------   -------------
     2004
     Debt securities:
     U.S. governments:                                     $      45,062   $       1,117   $         144   $      46,035
     All other governments:                                      465,565          17,831             260         483,136
     States, territories and possessions:                      2,097,759          58,903           4,204       2,152,458

     Political subdivisions of states, territories
      and possessions:                                         1,933,929          56,880             555       1,990,254

     Special revenue & special assessment obligation
      and all non-guaranteed obligations of agencies and
      authorities of government and their political
      subdivisions:                                            4,300,455         131,102           2,836       4,428,721
     Public utilities:                                            10,515           1,205               -          11,720
     Industrial & miscellaneous:                                 452,170           6,795             716         458,249
                                                           -------------   -------------   -------------   -------------
     Total debt securities:                                $   9,305,455   $     273,833   $       8,715   $   9,570,573
                                                           -------------   -------------   -------------   -------------

     The amortized cost and NAIC market values of debt securities at December
     31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

          (in thousands)
          --------------
                                                              Amortized           NAIC
                                                                Cost          Market Value
                                                          ---------------   ---------------
          Due in one year or less                         $        29,408   $        37,302
          Due after one year through five years                   507,375           519,338
          Due after five years through ten years                1,447,668         1,482,452
          Due after ten years                                   7,083,325         7,293,798
          Mortgaged-backed securities                             237,679           237,683
                                                          ---------------   ---------------
          Total                                           $     9,305,455   $     9,570,573
                                                          ---------------   ---------------

     Proceeds from sales of investments in debt securities during 2004 were
     $2,126,400,238. Gross gains of $18,766,509 and gross losses of $19,711,930 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,248,472,132 were deposited with regulatory authorities as required by law at December 31, 2004.

                                       19

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Proceeds from sales of equity investments amounted to $501,263,837 in 2004.
     Gross gains of $57,844,801 and gross losses of $7,160,919 were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $3,326,964,622 and gross unrealized losses of $192,929,755.

     In 2004 the Company reported the following write downs on its joint venture and partnership investments due to an other than temporary decline in fair value:

          Marlwood                                             $     8,876,837
          Odyssey Invest                                             1,914,359
          Advance Technology Venture V                               1,044,759
          Items Less Than $1 Million                                   753,998
                                                               ---------------
          Total                                                $    12,589,953
                                                               ===============

     As of December 31, 2004 securities with a market value of $41,887,886 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG
     Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.
     Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of
     $121,624,316 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                            Gross
                                                            Amortized     Unrealized      Number of
     2004                                                     Cost          Loss          Securities
     ----                                                 ------------   ------------    -----------
     Less than six months                                 $    146,927   $        348            28
     More than six months but less than nine months            648,929          3,922            49
     More than nine months but less than twelve months         110,196            959             6
     Twelve months or greater                                  318,343          3,486            21
                                                          ------------   ------------    -----------
     Total                                                $  1,224,395   $      8,715           104
                                                          ============   ============    ===========

     The Company plans to hold its securities until the gross unrealized losses are recovered.

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the
     Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company had reinsurance recoverables in dispute of $80,435,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the
     Company, have been reduced for reinsurance ceded as follows:

                                       20

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                                                    Unpaid Losses
                                                              Paid Losses and         and Loss
                                           Unearned Premium   Loss Adjustment        Adjustment
     2004                                      Reserves          Expenses            Expenses
     ----                                  ----------------   ----------------    ----------------
     Affiliates                            $      9,095,231   $         (5,225)   $     29,697,663
     Non-Affiliates                                 488,434            264,218           2,999,793
                                           ----------------   -----------------   ----------------
     Total                                 $      9,583,665   $        258,993    $     32,697,456
                                           ----------------   -----------------   ----------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written           Earned
                                               ---------------   ---------------
     2004
     Direct business                           $     6,361,956   $     6,291,282
     Reinsurance assumed
       Affiliates                                   21,103,816        19,703,510
       Non-Affiliates                                  502,326           533,280
                                               ---------------   ---------------
     Reinsurance ceded
       Affiliates                                   19,544,479        18,386,791
       Non-Affiliates                                1,394,320         1,548,619
                                               ---------------   ---------------
     Net premiums                              $     7,029,299   $     6,592,662
                                               ===============   ===============

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which, were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,216,986,587 and initial deposit liabilities of $(789,132,395).
     As of December 31, 2004, the Company had a remaining deposit asset of
     $1,870,606,809 after taking into account interest income of 112,880,397, loss recoveries of $468,524,055 and additional deposits of $9,263,881 and a remaining deposit liability of $(691,334,955) after taking into account interest expense of $(38,858,587), loss payouts of $105,060,891, amortization of margin of $47,798,181 and additional deposit liabilities of
     $(16,203,045). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $140,850,525.

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

                                       21

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     ---------------
     Reinsurer                                                                    Amount
     ---------                                                         -------------------------------
     Affiliates                                                                          $  37,207,997

     Berkshire Hathaway International                                          337
     Cologne Reinsurance Co. of America                                      1,285
     Faraday Reinsurance Co. Ltd. (F/Cologne Re. Co.)                          985
     Geico General Insurance Co.                                               476
     General & Cologne Life Re of America                                    2,562
     General & Cologne Re Australasia Ltd. (New Zealand Branch)                 92
     General Cologne Re Ruckvers-Ag. Wien (F/Kolnische)                        285
     General Re Australasia Ltd. (formerly General Cologne Aust)               841
     General Cologne Re UK  Ltd. (F/ General Re Europe)                        163
     General Reinsurance Corporation                                       190,050
     General Star Indemnity                                                     10
     General Star National Insurance Co.                                     2,463
     Kolnische Ruckversicherungs Gesellschaft                                   73
     National Indemnity Company                                             47,869
     Republic Insurance Company                                              1,792
     Unione Italiana Reinsurance Co. of America                                486
                                                                     -------------
       Total Berkshire Hathaway Group                                                          249,769
                                                                                         -------------
       Total                                                                             $  37,457,766
                                                                                         =============

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of
     December 31, 2004 with the return of the unearned premium reserve is as follows:

     2004

                          Assumed Reinsurance            Ceded Reinsurance                  Net
                        -------------------------   -------------------------    -------------------------
                         Premium      Commission       Premium       Commission     Premium     Commission
     (in thousands)      Reserves       Equity         Reserves        Equity       Reserves      Equity

     Affiliated         $ 9,810,548   $ 1,168,028   $ 9,095,231   $ 1,058,103    $   715,317   $   109,925
     Non Affiliated         945,951       112,624       488,434        56,822        457,517        55,802
                        -----------   -----------   -----------   -----------    -----------   -----------
     Total              $10,756,499   $ 1,280,652   $ 9,583,665   $ 1,114,925    $ 1,172,834   $   165,727
                        ===========   ===========   ===========   ===========    ===========   ===========

     The Company has reported in its 2004 underwriting results $65,362,900 of statutory loss comprised of premiums earned of $(8,776,886) and losses incurred of $56,586,014 as a result of commutations with the following reinsurers:

                                       22

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Company                                    Amount
     -------                                ------------
     Farm Bureau Mutual                     $    669,519
     Providence Washington                       (18,231)
     TIG Insurance Co.                          (918,265)
     Aviabel S.A.                                289,327
     Royal and Sun Alliance PLC                  247,093
     CX Reinsurance                            4,511,170
     SCOR Re                                  22,458,233
     AXA Corporate Solutions                   3,668,052
     AXA Albingia                              6,161,394
     National Indemnity Co.                    2,818,968
     General Re Corp.                         16,983,762
     Western General Insurance                         -
     Trenwick America                            616,048
     Cottrell Syndicate                          (70,715)
     Converium Reins.                          7,946,545
                                            ------------
     Total                                  $ 65,362,900
                                            ============

                                                               Assumed          Ceded
                                                            -------------    -------------
     Retroactive Reinsurance as of December 31, 2004
     a  Reserves Transferred:
     1) Initial Reserves                                    $ 228,366,301    $ 166,075,748
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (191,306,975)     (54,220,952)
                                                            -------------    -------------
     4) current total                                       $  37,059,326    $ 111,854,796
                                                            -------------    -------------
     b  Consideration Paid or Received:
     1) Initial Reserves                                    $ 205,770,000    $ 291,794,595
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (190,000,000)     (19,040,279)
                                                            -------------    -------------
     4) current total                                       $  15,770,000    $ 272,754,316
                                                            -------------    -------------
     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                       $   1,511,434    $ 312,858,356
     2) current year                                            1,879,380       31,209,799
                                                            -------------    -------------
     3) current total                                       $   3,390,814    $ 344,068,155
                                                            -------------    -------------
     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                        $           -    $  50,200,810
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                                      -       35,909,134
                                                            -------------    -------------
     4) current year restricted surplus                                 -       86,109,944
                                                            -------------    -------------
     5) cumulative total transferred to unassigned funds    $           -    $   1,905,426
                                                            -------------    -------------

     e.   All cedents and reinsurers involved in all transactions included in summary totals above:

                                       23

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

        NAIC/Alien
          Code                        Company                       Assumed          Ceded
     ---------------              ---------------              ---------------   ---------------
                     (in thousands)
                     --------------
     AA-1320035      AXA RE                                      $          -   $    1,066,149
       19453         TRANSRECO                                              -        1,104,850
     AA-3194128      ALLIED WORLD ASSURANCE CO. LTD                         -            9,791
     AA-3194126      ARCH REINSURANCE LTD.                                  -           19,583
     AA-3194130      ENDURANCE SPECIALTY INSURANCE                          -          178,537
     AA-1121425      MARKEL INTL INSURANCE CO LTD.                          -          137,667
       39845         EMPLOYERS REINSURANCE CO                               -          118,119
       10357         PLATINUM UNDERWRITERS REINSURA                         -           79,477
       23043         LIBERTY MUTUAL                                         -           54,736
       22977         LUMBERMENS MUTUAL CASUALTY CO                          -          182,428
       42439         TOA RE INS CO OF AMERICA                               -          232,475
     AA-1121366      SPHERE DRAKE INSURANCE LTD                             -            4,509
     AA-1340099      ALLIANZ MARINE & AVIATION VERS                         -           50,865
       30058         SCOR REINS. CO.                                        -           15,638
     AA-3190800      ALEA (BERMUDA) LTD.                                    -          261,447
     AA-1120355      CX REINSURANCE COMPANY LTD.                            -          364,856
     AA-1340125      HANNOVER RUCKVERSICHERUNGS AG.                         -          332,674
       19895         ATLANTIC MUTUAL INS. CO.                               -           13,299
     AA-1930320      GORDIAN RUNOFF LTD.                                    -           50,039
     AA-1320105      COMPAGNIE TRANSCONTINENTALE DE                         -            3,337
     AA-1340085      E&S RUCKVERSICHERUNGS AG                               -            5,338
     AA-1340255      WURTTEMBURGISCHE VERSICHERUNG,                         -          151,740
     AA-1120440      COPENHAGEN REINSURANCE (U.K.)                          -            3,008
     AA-1120140      ALLIANZ CORNHILL INS PLC                               -          161,388
     AA-1121400      SWISS REINSURANCE CO. (UK) LTD                         -          121,040
     AA-1460080      HELVETIA, COMPAGNIE SUISSE D'A                         -          130,063
     AA-1460025      LA BALOISE INS. CO. LTD.                               -           64,672
       10103         AMERICAN AGRICULTURAL INS. CO.                         -           30,448
       10227         AMERICAN REINSURANCE                                   -          157,714
       24767         ST. PAUL F&M-MN.                                       -          629,661
       25070         CLEARWATER INS. CO                                     -          196,976
     AA-1340218      TELA VERSICHERUNG AKT.                                 -           45,130
       22969         GE REINSURANCE CORP.                                   -           82,143
     AA-1120512      GE SPECIALTY                                           -            9,060
       25364         SWISS RE AMERICA CORP.                                 -        1,755,792
       20443         CONTINENTAL CASUALTY COMPANY                           -          166,103
       13021         UNITED FIRE & CASUALTY COMPANY                         -            1,684
     AA-1120481      QBE INT'L INS LTD                                      -           96,559
     AA-1560483      HANNOVER RE-CANADA                                     -          301,112
     AA-3190256      LYNDON PROPERTY INS. CO.                               -          277,258
       10048         HYUNDAI M & F INS CO (US BR)                           -            2,527
     AA-1126002      LLOYDS 0002                                            -          161,388
     AA-1126033      LLOYDS 0033                                            -            1,501
     AA-1126040      LLOYDS 0040                                            -            3,008
     AA-1126079      LLOYDS 0079                                            -           15,071
     AA-1126112      LLOYDS 0112                                            -            4,522
     AA-1126122      LLOYDS 0122                                            -            3,008
     AA-1126183      LLOYDS 0183                                            -            6,032

                                       24

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     AA-1126205      LLOYDS 0205                                            -           63,704
     AA-1126376      LLOYDS 0376                                            -            3,008
     AA-1126483      LLOYDS 0483                                            -            4,522
     AA-1126484      LLOYDS 0484                                            -            2,255
     AA-1126535      LLOYDS 0535                                            -           95,566
     AA-1126957      LLOYDS 0957                                            -           84,612
     AA-1126990      LLOYDS 0990                                            -           32,603
     AA-1126991      LLOYDS 0991                                            -            3,008
     AA-1127003      LLOYDS 1003                                            -            4,522
     AA-1127047      LLOYDS 1047                                            -            1,501
     AA-1127212      LLOYDS 1212                                            -          194,896
     AA-1127215      LLOYDS 1215                                            -            3,008
     AA-1127221      LLOYDS 1221                                            -           95,566
     AA-1128488      LLOYDS 2488                                            -          212,435
     AA-1126034      LLOYDS 0034                                            -           12,050
     AA-1128001      LLOYDS 2001                                            -           48,417
     AA-1127241      LLOYDS 1241                                            -          242,783
       82627         SWISS RE LIFE & HEALTH AMERICA                         -          347,690
       31089         REPUBLIC WESTERN INS CO                                -            4,211
       38776         FOLKSAMERICA REINSURANCE CO.                           -          236,880
       36552         AXA CORPORATE SOLUTIONS                                -           31,609
       39322         GENERAL SECURITY NATIONAL                              -          244,494
       34894         TRENWICK AMERICA RE                                    -          207,995
       32603         BERKLEY INS CO                                         -           78,857
     AA-1320035      AXA RE                                                 -          135,307
     AA-1120126      ALEA LONDON LTD.                                       -           80,695
       39675         PMA CAPITAL INS CO                                     -          157,714
     AA-1560745      SCOR CANADA REINSURANCE COMPAN                         -          389,177
       42439         TOA-RE INS CO.                                         -          257,957
     AA-1340090      GE FRANKONA RUCKVERSICHERUNGS                          -           14,736
     AA-3190529      GAI INS CO. LTD.                                       -          135,127
       23680         ODYSSEY AMER RE CORP.                                  -        1,193,283
     AA-3190005      AMERICAN INTERNATIONAL REINS. CO., LTD.                -       64,376,560
       15032         GUIDEONE MUTUAL INS. CO.                      11,269,882                -
     AA-3191086      ASTRO LTD.                                             -          664,722
       10535         ALASKA SCHOOLS INS. CO.                                -           45,256
     AA-3160040      DBB INSURANCE CO. LTD.                                 -          186,064
         -           UPINSCO INC.                                           -        3,405,007
         -           P.E.G. REINSURANCE CO.                                 -       28,515,669
         -           BUILDERS INS. CO., LTD.                                -          145,075
       19399         AIU INSURANCE CO.                              1,074,171        1,031,829
       19380         AMERICAN HOME ASSURANCE CO.                    5,111,238                -
       19445         NATIONAL UNION INS. CO. OF PITTSBURGH, PA.    19,604,035                -
                                                                 ------------   --------------
                       Total                                     $ 37,059,326   $  111,854,796
                                                                 ------------   --------------
                                       25

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under Pennsylvania law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted
     (on the basis of the greater of 10% of the Company's statutory surplus, excluding approximately $1.9 billion from an investment in an affiliate for which proper approval from the Insurance Department of the Commonwealth of
     Pennsylvania has been received, as of December 31, 2004, or 100% of the
     Company's net income, for the preceding twelve-month period ending December
     31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $739,743,022. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses  $      3,366,545,473
     (b) Non-admitted asset values    $      (560,218,619)
     (c) Separate account business    $                  -
     (d) Assets valuation reserves    $                  -
     (e) Provision for reinsurance    $      (334,695,745)

     The Company has 1,000,000 shares authorized, 895,750 issued and outstanding of common stock with a par value per share of $5. The Company has no preferred stock outstanding.

     The issued capital and surplus position of the Company at December 31, 2004 was as follows:

                                                                    2004
                                                              ----------------
     Common stock, par value                                  $      4,478,750
     Common stock in excess of par value                         2,494,261,950
                                                              ----------------
                                              Total capital      2,498,740,700
                                                              ----------------

     Unassigned surplus                                          4,791,970,884
     Special surplus from retroactive
      reinsurance                                                   86,109,944
                                                              ----------------
                                              Total surplus      4,878,080,828
                                                              ----------------
                                          Total capital and
                                                    surplus   $  7,376,821,528
                                                              ----------------

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(25,297,272) of which $(19,800,683) are recovered or recoverable. Thus, the net incurred is $(5,496,589). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3,369.4 million and the amount billed and recoverable on paid claims was $387.6 million. As of December 31, 2004 the non-admitted balance was $22.3 million.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's direct percentage of policyholder dividend participating policies is 0%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $561,863 in 2004.

                                       26

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The following balances comprise "Other Assets" in the accompanying
     Statement of Admitted Assets.

                                                        2004
                                                  -------------

     Guaranty funds receivable or on deposit      $  19,744,875
     Loss funds on deposit                           79,741,087
     Outstanding loss drafts                        293,065,933
     Accrued recoverables                             6,294,320
     Other                                          (42,381,576)
                                                  -------------
     Other assets                                 $ 356,464,639
                                                  -------------

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The
     Company has established reserves of $106.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other
     Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, the Company, and American International Specialty Lines Insurance
     Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc.
     (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability.
     In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG
     Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the
     1999 classes that were allegedly defrauded by the settlement. The AIG
     Defendants, and Caremark are seeking appellate relief from the Alabama
     Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued
     AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, American Home Assurance Company was named as a plaintiff in this case. AIG believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New
     York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of
     American Home Assurance Company (American Home) pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of American Home pleaded guilty in February 2005. AIG and the
     Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States

                                       27

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee
     Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the
     United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of
     New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended Commercial Class Action
     Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, AISLIC,
     American International Insurance Company, Birmingham Fire Insurance Company
     of Pennsylvania, Commerce and Industry Insurance Company, Lexington
     Insurance Company, National Union Fire Insurance Company of Louisiana, New
     Hampshire Insurance Company, The Hartford Steam Boiler Inspection and
     Insurance Company, and The Insurance Company of the State of Pennsylvania.
     Also on August 1, 2005, AIG, American Home and AIG Life Insurance Company
     were named as defendants in a First Consolidated Amended Employee Benefits
     Complaint filed in the District of New Jersey that adds claims under ERISA.
     In addition, two complaints were filed against AIG, and AIG and Lexington
     Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the
     Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State
     of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the
     AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions"
     referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida
     Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The
     Order was amended on June 10, 2005 to state that a number of the AIG
     Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

                                       28

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     ----------------------------------------------------------------------------------------
     Asbestos Losses-                                                                 2004
     ----------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                           $    306,613
     Incurred loss and loss adjustment expenses                                       601,962
     Calendar year payments for losses and loss adjustment expenses                   81,857
                                                                                 ------------
     Ending reserves                                                             $    826,718
                                                                                 ============
     Net of reinsurance:
     Beginning reserve                                                           $    108,999
     Incurred loss and loss adjustment expenses                                       291,003
     Calendar year payments for losses and loss adjustment expenses                    32,393
                                                                                 ------------
     Ending reserves                                                             $    367,609
                                                                                 ============

     The Company's environmental related losses and loss adjustment expenses
     (case & IBNR) are as follows:

                                       29

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     -------------------------------------------------------------------------------------
     Environmental Losses -                                                        2004
     -------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                        $    204,822
     Incurred loss and loss adjustment expenses                                    117,251
     Calendar year payments for losses and loss adjustment expenses                 43,919
                                                                              ------------
     Ending reserves                                                          $    278,154
                                                                              ============
     Net of reinsurance:
     Beginning reserve                                                        $     85,324
     Incurred loss and loss adjustment expenses                                     87,348
     Calendar year payments for losses and loss adjustment expenses                 22,757
                                                                              ------------
     Ending reserves                                                          $    149,915
                                                                              ============

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity , on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions.
     Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote.

         Loss Reserves Eliminated By Annuities     Unrecorded Loss Contingencies

                  $702,110,000                              $685,500,000

     The Company has entered into a credit agreement with its ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $500 million.

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $172.0 million. The Company expects only a small portion will be called during 2005.

     The Company has committed to provide 50.0 million sterling pounds ($95.8 million) in capital to a Lloyds Syndicate. The Company believes that the likelihood of a payment during 2005 is remote.

11.  Liability for Unpaid and Loss Adjustment Expenses

                                          30

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

     (in thousands)                                                     2004
     ---------------------------------------------------------------------------
     Reserve for unpaid loss and LAE at the beginning
      of the year                                                 $  14,466,713
       Less reinsurance recoverables                                  7,779,979
                                                                  -------------
                                                                      6,686,734
     Incurred losses and LAE related to:
       Current year                                                   4,808,892
       Prior year                                                     1,798,026
                                                                  -------------
     Total Incurred losses and LAE                                    6,606,918
                                                                  -------------
     Paid losses and LAE related to:
       Current year                                                     930,546
       Prior year                                                     3,899,255
                                                                  -------------
     Total paid losses and LAE                                        4,829,801
                                                                  -------------
     Reserves for unpaid losses and LAE at end of year                9,811,368
       Plus unpaid losses and LAE recoverable                         6,341,990
                                                                  -------------
                                                                  $  16,153,358
                                                                  =============

     "Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's
     Schedule P treatment."

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years increased by $3,127,717,000 in calendar years 2004. This increase was generally the result of actual loss emergence in 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $170,076,000 at
     December 31, 2004

12.  Subsequent Events (Unaudited)

     In late August 2005 a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $63.7 million.

     On October 15, 2005, the Company entered into a Capital Maintenance
     Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized
     Control Level for 2004, each as determined by the Company domiciliary regulator. The CMA expires 12 months after issuance.

                                       31